     As filed with the Securities and Exchange Commission on April 17, 2002

                    Registration File Nos. 333-61654/811-8878

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                          POST-EFFECTIVE AMENDMENT NO.1


                                       TO
                                    FORM S-6

                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

                            AUSA SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                        AUSA LIFE INSURANCE COMPANY, INC.
                               (Name of Depositor)

                              4 Manhattanville Road
                            Purchase, New York 10577
          (Complete Address of Depositor's Principal Executive Offices)


                              John K. Carter, Esq.
                           Vice President and Counsel
                        AUSA Life Insurance Company, Inc.
                                  P.O. Box 9054
                         Clearwater, Florida 34618-9054
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                        ---------------------------------


Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

     immediately upon filing pursuant to paragraph (b) of Rule 485
----

 X  on   MAY 1, 2002, pursuant to paragraph (b) of Rule 485
---

     60 days after filing pursuant to paragraph (a) of Rule 485
----

     on              , pursuant to paragraph (a) of Rule 485
----    ------------

PROSPECTUS
--------------------------------

MAY 1, 2002


                                    AUSA FREEDOM ELITE BUILDER(SM)
                                            issued through
                                       AUSA Series Life Account
                                                  by
                                  AUSA Life Insurance Company, Inc.
                                        ADMINISTRATIVE OFFICE:
                                         570 Carillon Parkway
                                    St. Petersburg, Florida 33716
                                            1-800-322-7353
                                            (727) 299-1531
                                PLEASE SEND ALL PREMIUM PAYMENTS, LOAN
                                REPAYMENTS, CORRESPONDENCE AND NOTICES
                                  TO THE ADMINISTRATIVE OFFICE ONLY.
                                             HOME OFFICE:
                                        4 Manhattanville Road
                                       Purchase, New York 10577

         AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                     CONSIDER CAREFULLY THE RISK FACTORS
                                     BEGINNING ON PAGE 13 OF THIS PROSPECTUS.

                                     An investment in this Policy is not a
                                     bank deposit. The Policy is not insured
                                     or guaranteed by the Federal Deposit
                                     Insurance Corporation or any other
                                     government agency.


                                     If you already own a life insurance
                                     policy, it may not be to your advantage
                                     to buy additional insurance or to
                                     replace your policy with the Policy
                                     described in this prospectus. And it
                                     also may not be to your advantage to
                                     borrow money to purchase this Policy or
                                     to take withdrawals from another Policy
                                     you own to make premium payments under
                                     this Policy.


                                     Prospectuses for the portfolios of:

                                     AEGON/Transamerica Series Fund, Inc. and


                                     Fidelity Variable Insurance Products
                                     Funds (VIP)


                                     must accompany this prospectus. Certain
                                     portfolios may not be available. Please
                                     read these documents before investing
                                     and save them for future reference.

            This Policy is available only in the State of New York.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary....................................................    1
Policy Summary..............................................    5
          The Policy in General.............................    5
          Premiums..........................................    5
          Deductions from premium before we place it in a
         subaccount and/or the fixed account................    6
          Investment Options................................    6
          Cash Value........................................    7
          Transfers.........................................    7
          Charges and Deductions............................    7
          Portfolio Annual Expense Table....................    9
          Loans.............................................   10
          Death Benefit.....................................   11
          Cash Withdrawals and Surrenders...................   11
          Illustrations.....................................   12
          Compensation......................................   12
          Inquiries.........................................   13
Risk Summary................................................   13
AUSA Life and the Fixed Account.............................   16
          AUSA Life.........................................   16
          The Fixed Account.................................   16
The Separate Account and the Portfolios.....................   17
          The Separate Account..............................   17
          The Funds.........................................   17
          Addition, Deletion, or Substitution of
         Investments........................................   23
          Your Right to Vote Portfolio Shares...............   24
The Policy..................................................   24
          Purchasing a Policy...............................   24
          Tax-Free "Section 1035" Exchanges.................   25
          Underwriting Standards............................   25
          When Insurance Coverage Takes Effect..............   26
          Backdating a Policy...............................   27
          Ownership Rights..................................   27
          Canceling a Policy................................   29
Premiums....................................................   29
          Premium Flexibility...............................   29
          Planned Periodic Payments.........................   30
          Minimum Monthly Guarantee Premium.................   30
          No Lapse Period...................................   31
          Premium Limitations...............................   31
          Making Premium Payments...........................   31
          Allocating Premiums...............................   32
Policy Values...............................................   33
          Cash Value........................................   33
          Net Surrender Value...............................   33
          Subaccount Value..................................   33
          Subaccount Unit Value.............................   34
          Fixed Account Value...............................   35

Transfers...................................................   35
          General...........................................   35
          Fixed Account Transfers...........................   37
          Conversion Rights.................................   37
          Reduced Paid-Up Benefit...........................   38
          Dollar Cost Averaging.............................   38
          Asset Rebalancing Program.........................   39
          Third Party Asset Allocation Services.............   40
Charges and Deductions......................................   40
          Premium Charges...................................   41
          Monthly Deduction.................................   42
          Mortality and Expense Risk Charge.................   44
          Surrender Charge..................................   45
          Decrease Charge...................................   47
          Transfer Charge...................................   48
          Cash Withdrawal Charge............................   48
          Taxes.............................................   48
          Portfolio Expenses................................   48
Death Benefit...............................................   49
          Death Benefit Proceeds............................   49
          Death Benefit.....................................   49
          Effects of Cash Withdrawals on the Death
         Benefit............................................   51
          Choosing Death Benefit Options....................   51
          Changing the Death Benefit Option.................   52
          Increasing/Decreasing the Specified Amount........   52
          Payment Options...................................   53
Surrenders and Cash Withdrawals.............................   54
          Surrenders........................................   54
          Cash Withdrawals..................................   54
Loans.......................................................   55
          General...........................................   55
          Interest Rate Charged.............................   56
          Loan Reserve Interest Rate Credited...............   56
          Effect of Policy Loans............................   57
Policy Lapse and Reinstatement..............................   57
          Lapse.............................................   57
          No Lapse Period...................................   57
          Reinstatement.....................................   58
Federal Income Tax Considerations...........................   59
          Tax Status of the Policy..........................   59
          Tax Treatment of Policy Benefits..................   60
          Special Rules for 403(b) Arrangements.............   62
Other Policy Information....................................   63
          Our Right to Contest the Policy...................   63
          Suicide Exclusion.................................   63
          Misstatement of Age or Gender.....................   63
          Modifying the Policy..............................   63
          Benefits at Maturity..............................   64
          Payments We Make..................................   64
          Settlement Options................................   65
          Reports to Owners.................................   66

          Records...........................................   66
          Policy Termination................................   66
Supplemental Benefits (Riders)..............................   66
          Children's Insurance Rider........................   67
          Accidental Death Benefit Rider....................   67
          Other Insured Rider...............................   67
          Primary Insured Rider ("PIR").....................   68
          Terminal Illness Accelerated Death Benefit
         Rider..............................................   69
IMSA........................................................   70
Performance Data............................................   70
          Rates of Return...................................   70
          Net Investment Return of the Separate Account.....   73
          Other Performance Data in Advertising Sales
         Literature.........................................   74
          AUSA Life's Published Ratings.....................   75
Additional Information......................................   75
          Sale of the Policies..............................   75
          Legal Matters.....................................   76
          Legal Proceedings.................................   76
          Personalized Illustrations of Policy Benefits.....   77
          Experts...........................................   77
          Financial Statements..............................   77
          Additional Information about AUSA Life............   77
          AUSA Life's Directors and Officers................   78
          Additional Information about the Separate
         Account............................................   80
Appendix A -- Wealth Indices of Investments in the U.S.
  Capital Market............................................   81
Appendix B -- Surrender Charge Per Thousand (Based on the
  gender and rate class of the insured).....................   83
Index to Financial Statements...............................   85
          AUSA Series Life Account..........................   86
          AUSA Life Insurance Company, Inc..................  122

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accounts                The options to which you can allocate your money. The
                         accounts include the fixed account and the subaccounts in
                         the separate account.
                         ------------------------------------------------------------
 administrative office   Our administrative office and mailing address is P.O. Box
                         9054, Clearwater, Florida 33758-9054. Our street address is
                         570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                         phone number is 1-800-322-7353, extension 2555. Our hours
                         are Monday-Friday from 8:00 a.m.-5:00 p.m. Eastern time. ALL
                         PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND
                         NOTICES SHOULD BE SENT TO THIS ADDRESS.
                         ------------------------------------------------------------
 attained age            The issue age of the person insured, plus the number of
                         completed years since the Policy date (for the initial
                         specified amount) or the date of each increase in specified amount.
                         ------------------------------------------------------------
 Base Policy             The AUSA Freedom Elite Builder variable life insurance
                         policy without any supplemental riders.
                         ------------------------------------------------------------
 beneficiary(ies)        The person or persons you select to receive the death
                         benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.
                         ------------------------------------------------------------
 cash value              The sum of your Policy's value in the subaccounts and the
                         fixed account. If there is a Policy loan outstanding, the
                         cash value includes any amounts held in our fixed account to secure the Policy loan.
                         ------------------------------------------------------------
 death benefit proceeds  The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, and any due
                         and unpaid monthly deductions.
                         ------------------------------------------------------------
 decrease charge         Surrender charge that may be imposed upon a decrease in
                         specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).
                         ------------------------------------------------------------
 fixed account           An option to which you may allocate net premiums and cash
                         value. We guarantee that any amounts you allocate to the
                         fixed account will earn interest at a declared rate.
                         ------------------------------------------------------------
 free-look period        The period during which you may return the Policy and
                         receive a refund as described in this prospectus. The
                         free-look period is listed in the Policy.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Policy in the future.
                         ------------------------------------------------------------
 home office             Our home office address is 4 Manhattanville Road, Purchase,
                         New York 10577. PLEASE DO NOT SEND ANY MONEY, CORRESPONDENCE
                         OR NOTICES TO THIS ADDRESS; SEND THEM TO THE ADMINISTRATIVE
                         OFFICE.
                         ------------------------------------------------------------
 in force                While coverage under the Policy is active and the insured's life remains insured.
                         ------------------------------------------------------------
 initial premium         The amount you must pay before insurance coverage begins
                         under this Policy. The initial premium is shown on the
                         schedule page of your Policy.
                         ------------------------------------------------------------
 insured                 The person whose life is insured by this Policy.
                         ------------------------------------------------------------


 issue age               The insured's age on his or her birthday nearest to the
                         Policy date. When you increase the Base Policy's specified amount of insurance coverage, the issue age for the new
                         segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in
                         specified amount takes effect. This age may be different
                         from the attained age on other segments of specified amount coverage.
                         ------------------------------------------------------------
 lapse                   When life insurance coverage ends because you do not have
                         enough cash value in the Policy to pay the monthly
                         deduction, the surrender charge and any outstanding loan
                         amount, and you have not made a sufficient payment by the
                         end of a grace period.
                         ------------------------------------------------------------
 loan amount             The total amount of all outstanding Policy loans, including both principal and interest due.
                         ------------------------------------------------------------
 loan reserve            A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                         ------------------------------------------------------------
 maturity date           The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force.
                         It is the date when life insurance coverage under this
                         Policy ends. You may continue coverage, at your option,
                         under the Policy's extended maturity date benefit provision.
                         ------------------------------------------------------------
 minimum monthly         The amount shown on your Policy schedule page that we use
 guarantee premium       during the no lapse period to determine whether a grace
                         period will begin. We will adjust the minimum monthly
                         guarantee premium if you change death benefit options,
                         increase or decrease the specified amount, or add, increase or decrease a rider. A grace period will begin whenever your net surrender value is not enough to meet monthly
                         deductions.
                         ------------------------------------------------------------
 Monthiversary           This is the day of each month when we determine Policy
                         charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.
                         ------------------------------------------------------------
 monthly deduction       The monthly Policy charge, plus the monthly cost of
                         insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.
                         ------------------------------------------------------------
 net premium             The part of your premium that we allocate to the fixed
                         account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges and the premium collection charge.
                         ------------------------------------------------------------
 net surrender value     The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you
                         surrender is equal to: the cash value, minus any surrender charge, and minus any outstanding loan amount.
                         ------------------------------------------------------------
 no lapse date           For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured's
                         attained age is 65 or the twentieth Policy anniversary,
                         whichever is earlier. For a Policy issued to an insured ages
                         61-85, the no lapse date is the fifth Policy anniversary.
                         The no lapse date is specified in your Policy.
                         ------------------------------------------------------------
 no lapse period         The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain
                         conditions are met.
                         ------------------------------------------------------------
 planned periodic        A premium payment you make in a level amount at a fixed
 premium                 interval over a specified period of time.
                         ------------------------------------------------------------


 Policy date             The date when our underwriting process is complete, full
                         life insurance coverage goes into effect, the initial
                         premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a
                         Policy by assigning a Policy date earlier than the date the
                         Policy is issued. We measure Policy months, years, and
                         anniversaries from the Policy date.
                         ------------------------------------------------------------
 portfolio               One of the separate investment portfolios of a fund.
                         ------------------------------------------------------------
 premiums                All payments you make under the Policy other than loan
                         repayments.
                         ------------------------------------------------------------
 reallocation account    That portion of the fixed account where we hold the net
                         premium(s) from the record date until the reallocation date.
                         ------------------------------------------------------------
 reallocation date       The date we reallocate all cash value held in the
                         reallocation account to the fixed account and subaccounts
                         you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the record date
                         plus fifteen days.
                         ------------------------------------------------------------
 record date             The date we record your Policy on our books as an in force
                         Policy. The record date is generally the Policy date, unless the Policy is backdated. The record date is the date when we allocate your net premium to the reallocation account.
                         ------------------------------------------------------------
 separate account        The AUSA Series Life Account. It is a separate investment
                         account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.
                         ------------------------------------------------------------
 specified amount        The minimum death benefit we will pay under the Policy
                         provided the Policy is in force. The initial specified
                         amount is the amount shown on the Base Policy's schedule
                         page that you receive when the Policy is issued. The
                         specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount. Events such as a request to increase or
                         decrease the specified amount, a change in death benefit
                         option, or a cash withdrawal (if you choose Option A death benefit) may affect the specified amount in force.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in shares of one investment portfolio of a fund.
                         ------------------------------------------------------------
 surrender charge        If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender
                         charge from the cash value.
                         ------------------------------------------------------------
 termination             When the insured's life is no longer insured under the
                         Policy.
                         ------------------------------------------------------------
 valuation date          Each day the New York Stock Exchange is open for trading.
                         AUSA Life is open for business whenever the New York Stock
                         Exchange is open.
                         ------------------------------------------------------------
 valuation period        The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at
                         the close of normal trading on the New York Stock Exchange
                         (currently 4:00 p.m. Eastern time on each valuation date)
                         and ends at the close of normal trading of the New York
                         Stock Exchange on the next valuation date.
                         ------------------------------------------------------------
 we, us, our (AUSA       AUSA Life Insurance Company, Inc.
 Life)
                         ------------------------------------------------------------


 written notice          The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                         complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.
                         ------------------------------------------------------------
 you, your (owner or
 policyowner)            The person entitled to exercise all rights as owner under
                         the Policy.

POLICY SUMMARY                                    AUSA FREEDOM ELITE BUILDER(SM)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

THE POLICY IN GENERAL

       The AUSA Freedom Elite Builder(SM) is an individual flexible premium variable life insurance policy.

       The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 13.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

PREMIUMS

 -- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
 --     Unplanned premiums may be made, within limits.

 --     Premium payments must be at least $50.

 -- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.
 -- Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
 -- The minimum monthly guarantee premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider.
 -- Under certain circumstances, extra premiums may be required to prevent lapse.

 -- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. See Reallocation Account p. 32.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT

 -- For the first ten Policy years: 6.0% premium expense charge for Policies with a specified amount in force of less than $250,000; 4.0% for Policies with a specified amount in force of $250,000 -- $499,999.
 -- After the tenth Policy year: 2.5% premium expense charge for Policies with a specified amount in force of less than $500,000.
 -- There is no premium expense charge for Policies with a specified amount in force of $500,000 or higher.

 -- A premium collection charge of $3.00 from each premium payment for Policies on direct pay notice. We currently do not impose this charge but reserve the right to do so in the future. This charge does not apply to Policies under an electronic funds transfer program.


INVESTMENT OPTIONS


       Subaccounts. You may direct the money in your Policy to any of the subaccounts of the AUSA Series Life Account, a separate account. For administrative reasons, we currently limit the number of subaccounts that you can invest in at any one time to a maximum of 16 active subaccounts. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


       The portfolios available to you are:

AEGON/TRANSAMERICA SERIES FUND, INC.


[ ]   Munder Net50
[ ]   Van Kampen Emerging Growth
[ ]   T. Rowe Price Small Cap
[ ]   PBHG Mid Cap Growth
[ ]   Alger Aggressive Growth
[ ]   Third Avenue Value
[ ]   Value Line Aggressive Growth
[ ]   American Century International (formerly GE
        International Equity)
[ ]   Gabelli Global Growth
[ ]   Great Companies -- Global(2)
[ ]   Great Companies -- Technology(SM)
[ ]   Janus Growth
[ ]   LKCM Capital Growth
[ ]   Goldman Sachs Growth
[ ]   GE U.S. Equity
[ ]   Great Companies -- America(SM)
[ ]   Salomon All Cap
[ ]   Dreyfus Mid Cap
[ ]   PBHG/NWQ Value Select
[ ]   Transamerica U.S. Government Securities
[ ]   T. Rowe Price Dividend Growth
[ ]   Transamerica Value Balanced
[ ]   LKCM Strategic Total Return
[ ]   Clarion Real Estate Securities
[ ]   Federated Growth & Income
[ ]   Janus Balanced
[ ]   AEGON Bond
[ ]   Transamerica Money Market
[ ]   Conservative Asset Allocation
[ ]   Moderate Asset Allocation
[ ]   Moderately Aggressive Asset Allocation
[ ]   Aggressive Asset Allocation
[ ]   Transamerica Convertible Securities
[ ]   PIMCO Total Return
[ ]   Transamerica Equity (formerly Growth
        Portfolio of Transamerica Variable
        Insurance Fund, Inc.)
[ ]   Transamerica Growth Opportunities (formerly
        Small Company Portfolio of Transamerica
        Variable Insurance Fund, Inc.)
[ ]   J.P. Morgan Enhanced Index
[ ]   Capital Guardian Value
[ ]   Capital Guardian U.S. Equity

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CLASS 2



[ ] VIP Equity-Income Portfolio



[ ] VIP Contrafund(R) Portfolio



[ ] VIP Growth Opportunities Portfolio


       Fixed Account. You may also direct the money in your Policy to the fixed account. Unless otherwise required by state law, we may restrict your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 3.0%.

CASH VALUE

 -- Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
 -- Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
 -- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
 -- There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s).

 -- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums. See Minimum Monthly Guarantee Premium p. 30.


TRANSFERS

 -- You can transfer cash value among the subaccounts and the fixed account. We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
 --     You may make transfers in writing, by telephone or by fax.
 --     Policy loans reduce the amount of cash value available for transfers.
 --     Dollar cost averaging and asset rebalancing programs are available.

 -- You may make one transfer per Policy year from the fixed account, and we must receive at our administrative office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of:


     + 25% of your value in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); OR

     + the amount you transferred from the fixed account in the preceding Policy year.

CHARGES AND DEDUCTIONS


 -- PREMIUM EXPENSE CHARGE: During the first ten Policy years, we deduct 6.0% from each premium payment on Policies with a specified amount in force of less than $250,000

        (4.0% on Policies with a specified amount in force of $250,000 -- $499,999). After the tenth Policy year we reduce the charge to 2.5%. There is no premium expense charge for Policies with a specified amount in force of $500,000 or higher.

 -- PREMIUM COLLECTION CHARGE: We deduct $3.00 from each premium payment for Policies on direct pay notice. We currently do not impose this charge but reserve the right to do so in the future. This charge does not apply to Policies under an electronic funds transfer program.


 -- MONTHLY POLICY CHARGE: We currently deduct $5.00 from your cash value each month. This charge is guaranteed not to exceed $7.50. This charge is used to cover aggregate Policy expenses.


 -- COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, length of time from the Policy date or from the date of any increase in specified amount, specified amount band, gender, rate class, the specified amount in force, the death benefit option you choose, and the investment experience of the portfolios in which you invest. We currently charge lower cost of insurance rates for Policies in higher specified amount bands.


 -- MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. We guarantee to reduce this amount to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year, but we do not guarantee that we will do so.


 -- SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years (or during the first 15 years following each increase in specified amount). The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase. The surrender charge per thousand of specified amount ranges from $7.68 to $57.00 which is multiplied by the surrender charge factor, which is 1.00 at issue and declines to zero at the end of the 15th Policy year (see Charges and Deductions -- Surrender Charge p. 45). The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charges calculated for the Base Policy's initial specified amount and the surrender charges calculated for each increase in specified amount. SURRENDER CHARGES MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the initial Policy years. The surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.


 -- DECREASE CHARGE: If you request a decrease in the specified amount during the first 15 Policy years or during the 15 years following any increase in specified amount, we will deduct a decrease charge.


 -- TRANSFER CHARGE: We deduct $25 for each transfer in excess of 12 per Policy year.


 -- RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.


 -- CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

 -- PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50% annually, depending on the portfolio. See Portfolio Annual Expense Table below. See also the fund prospectuses.



PORTFOLIO ANNUAL EXPENSE TABLE



       This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.



ANNUAL PORTFOLIO OPERATING EXPENSES(1)


(As a percentage of average portfolio assets)



                                                    OTHER                           GROSS
                                                   EXPENSES                    TOTAL PORTFOLIO   FEES AND EXPENSES    NET TOTAL
                                  MANAGEMENT   (AFTER WAIVER OR   RULE 12B-1       ANNUAL            WAIVED OR        PORTFOLIO
  PORTFOLIO                          FEES       REIMBURSEMENT)       FEES         EXPENSES          REIMBURSED        EXPENSES
  AEGON/TRANSAMERICA SERIES
    FUND, INC.(2)(6)
  Munder Net50                       0.90%           0.10%            N/A            1.72%              0.72%           1.00%
  Van Kampen Emerging Growth         0.80%           0.12%            N/A            0.92%               N/A            0.92%
  T. Rowe Price Small Cap            0.75%           0.25%            N/A            1.05%              0.05%           1.00%
  PBHG Mid Cap Growth                0.87%           0.13%            N/A            1.08%              0.08%           1.00%
  Alger Aggressive Growth            0.80%           0.17%            N/A            0.97%               N/A            0.97%
  Third Avenue Value                 0.80%           0.12%            N/A            0.92%               N/A            0.92%
  Value Line Aggressive Growth       0.80%           0.20%            N/A            1.56%              0.56%           1.00%
  American Century International     1.00%           0.50%            N/A            1.63%              0.13%           1.50%
  Gabelli Global Growth              1.00%           0.20%            N/A            1.28%              0.08%           1.20%
  Great Companies -- Global(2)       0.80%           0.20%            N/A            1.59%              0.59%           1.00%
  Great
    Companies -- Technology(SM)      0.80%           0.19%            N/A            0.99%               N/A            0.99%
  Janus Growth                       0.80%           0.09%            N/A            0.89%               N/A            0.89%
  LKCM Capital Growth                0.80%           0.20%            N/A            3.18%              2.18%           1.00%
  Goldman Sachs Growth               0.90%           0.10%            N/A            1.21%              0.21%           1.00%
  GE U.S. Equity                     0.80%           0.14%            N/A            0.94%               N/A            0.94%
  Great Companies -- America(SM)     0.80%           0.09%            N/A            0.89%               N/A            0.89%
  Salomon All Cap                    0.85%           0.15%            N/A            1.00%               N/A            1.00%
  Dreyfus Mid Cap                    0.85%           0.15%            N/A            1.34%              0.34%           1.00%
  PBHG/NWQ Value Select              0.80%           0.14%            N/A            0.94%               N/A            0.94%
  T. Rowe Price Dividend Growth      0.90%           0.10%            N/A            1.18%              0.18%           1.00%
  Transamerica Value Balanced        0.75%           0.11%            N/A            0.86%               N/A            0.86%
  LKCM Strategic Total Return        0.80%           0.09%            N/A            0.89%               N/A            0.89%
  Clarion Real Estate Securities     0.80%           0.20%            N/A            1.13%              0.13%           1.00%
  Federated Growth & Income          0.75%           0.11%            N/A            0.86%               N/A            0.86%
  Janus Balanced(3)                  0.90%           0.50%            N/A            1.40%               N/A            1.40%
  AEGON Bond                         0.45%           0.10%            N/A            0.55%               N/A            0.55%
  Transamerica Money Market          0.35%           0.04%            N/A            0.39%               N/A            0.39%
  Conservative Asset
    Allocation(3)(6)                 0.10%           1.26%            N/A            1.36%               N/A            1.36%
  Moderate Asset
    Allocation(3)(6)                 0.10%           1.25%            N/A            1.35%               N/A            1.35%
  Moderately Aggressive Asset
    Allocation(3)(6)                 0.10%           1.23%            N/A            1.33%               N/A            1.33%
  Aggressive Asset
    Allocation(3)(6)                 0.10%           1.22%            N/A            1.32%               N/A            1.32%
  Transamerica Convertible
    Securities(3)                    0.80%           0.50%            N/A            1.30%               N/A            1.30%
  PIMCO Total Return(3)              0.70%           0.50%            N/A            1.20%               N/A            1.20%
  Transamerica Equity                0.75%           0.10%            N/A            0.91%              0.06%           0.85%
  Transamerica Growth
    Opportunities                    0.85%           0.35%            N/A            5.89%              4.69%           1.20%
  Transamerica U.S. Government
    Securities                       0.65%           0.10%            N/A            0.75%               N/A            0.75%
  J.P. Morgan Enhanced Index         0.75%           0.12%            N/A            0.87%               N/A            0.87%
  Capital Guardian Value             0.85%           0.09%            N/A            0.94%               N/A            0.94%
  Capital Guardian U.S. Equity       0.85%           0.23%            N/A            1.08%               N/A            1.08%

                                                    OTHER                           GROSS
                                                   EXPENSES                    TOTAL PORTFOLIO   FEES AND EXPENSES    NET TOTAL
                                  MANAGEMENT   (AFTER WAIVER OR   RULE 12B-1       ANNUAL            WAIVED OR        PORTFOLIO
  PORTFOLIO                          FEES       REIMBURSEMENT)       FEES         EXPENSES          REIMBURSED        EXPENSES
  FIDELITY VARIABLE INSURANCE
    PRODUCTS FUND -- SERVICE
    CLASS 2(5)
    VIP Equity-Income Portfolio      0.48%           0.11%           0.25%(4)        0.84%               N/A            0.84%
    VIP Contrafund(R) Portfolio      0.58%           0.11%           0.25%(4)        0.94%               N/A            0.94%
    VIP Growth Opportunities
      Portfolio                      0.58%           0.12%           0.25%(4)        0.95%               N/A            0.95%



 (1)The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.


 (2)Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2003. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.


 (3)Because this portfolio did not commence operations until May 1, 2002, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.


 (4)The 12b-1 fee deducted for the Fidelity Variable Insurance Products Funds
    (VIP) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.


 (5)Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the Fee Table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses. In addition, through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the accompanying Fidelity VIP Funds prospectuses. Actual expenses were: VIP Equity-Income Portfolio -- 0.83%; VIP Contrafund(R) Portfolio -- 0.90%; and VIP Growth Opportunities
    Portfolio -- 0.93%.


 (6)This portfolio is a "fund of funds" that invests in other Series Fund portfolios. The Series Fund prospectus provides specific information on the fees and expenses of this portfolio. This portfolio has its own set of operating expenses, as does each of the underlying Series Fund portfolios in which it invests. The range of the average weighted expense ratio including such indirect expenses of the underlying Series Fund portfolios, is expected to be 0.64% to 1.75% for the Moderate Asset Allocation, Moderately Aggressive Asset Allocation and the Aggressive Asset Allocation portfolios. The range of the Conservative Asset Allocation portfolio is expected to be 0.64% to 1.65%. A range is provided since the allocation of assets to various underlying Series Fund portfolios will fluctuate. Over time, the cost of investment in an asset allocation "fund of funds" portfolio will increase the cost of your investment and may cost you more than investing in a Series Fund portfolio without asset allocation.



       The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2001 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.


LOANS

 -- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, MINUS any surrender charge and MINUS any outstanding loan amount.
 -- We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges.
 --     The minimum loan amount is generally $500.
 -- You may request a loan by calling us or by writing or faxing us written instructions.
 -- Prior to the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%.
 -- To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.
 -- After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals) and MINUS any outstanding loan amount. We currently charge 3.0% interest on preferred loans. THIS RATE IS NOT GUARANTEED.
 -- Federal income taxes and a penalty tax may apply to loans you take against the Policy.
 --     There are risks involved in taking a Policy loan. See Risk Summary p.
        13.

 -- The federal tax consequences of loans outstanding after the 10th Policy year.


DEATH BENEFIT

 --     You must choose one of three death benefit options. We offer the following:
      --     Option A is the greater of:
         +    the current specified amount, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
      --     Option B is the greater of:
         +    the current specified amount, plus the Policy's cash value on the date of the insured's death, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
      --     Option C is the greater of:
         +    the amount payable under Option A, or
         +    the current specified amount, multiplied by an age-based "factor,"
              plus the Policy's cash value on the date of the insured's death.
 -- So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.

 -- We offer 4 bands of specified amount coverage. Each band has its own minimum specified amount and cost of insurance rates. The higher the band of specified amount you choose, the lower the cost of insurance rates. The minimum specified amount for band 1 for a Policy for all issue ages is $50,000. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.

 -- We will reduce the death benefit proceeds by any outstanding loan amount, and any due and unpaid charges.
 -- We will increase the death benefit proceeds by any additional insurance benefits you add by rider.
 -- After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or increase or decrease the specified amount. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.
 -- Under current tax law, the death benefit should be income tax free to the beneficiary.
 -- The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

 -- You may take one withdrawal of cash value per Policy year after the first Policy year.
 --     The amount of the withdrawal must be:
     +    at least $500; and

     + no more than 10% of the net surrender value. After the tenth Policy year, we currently intend to limit the withdrawal amount to no more than 25% of the net surrender value.

     + after the tenth Policy year for Policies with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 25% of the net surrender value or the amount of premiums paid in the Policy, less any previous withdrawals.

 -- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
 --     There is no surrender charge assessed when you take a cash withdrawal.
 -- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.
 -- If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.
 -- When a cash withdrawal reduces the specified amount in force, we will look to the reduced specified amount to determine the specified amount band, cost of insurance rates and the premium expense charge we deduct from subsequent premium payments.
 -- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
 -- You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, and MINUS any outstanding loan amount). The surrender charge will apply during the first 15 Policy years or during the 15 years following any increase in specified amount.


ILLUSTRATIONS



 -- Illustrations of death benefits, cash value and net surrender value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered representative of past or future performance.



 -- Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.



 -- We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this prospectus.


COMPENSATION

 -- We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.

INQUIRIES

       If you need more information, please contact our administrative office at:

                AUSA Life
                P.O. Box 9054
                Clearwater, Florida 33758-9054
                1-800-322-7353, extension 2555

                Facsimile: 1-800-322-7361

                (Monday-Friday from 8:00 a.m.-5:00 p.m. Eastern time)

RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 INVESTMENT              If you invest your cash value in one or more subaccounts,
 RISK                    you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                         YOUR POLICY COULD LAPSE. If you select the fixed account,
                         your cash value in the fixed account is credited with a
                         declared rate of interest, but you assume a risk that the
                         rate may decrease, although it will never be lower than a
                         guaranteed minimum annual effective rate of 3.0%.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 RISK OF LAPSE           If your Policy fails to meet certain conditions, we will
                         notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.
                         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as
                         long as you pay sufficient minimum monthly guarantee
                         premiums. If you do not pay these premiums, you will
                         automatically lose the no lapse guarantee and you will
                         increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal, or take a Policy loan, or if you increase or decrease your specified amount, or if you
                         add, increase or decrease a rider, you will increase the
                         risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loans and any
                         decrease charge from your premiums paid when we determine
                         whether your premiums are high enough to keep the no lapse period in effect.
                         If you change death benefit options, increase or decrease
                         the specified amount, or add, increase or decrease a rider, we will change the amount of the minimum monthly guarantee premium you must pay to keep the no lapse period in effect.
                         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add,
                         increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.


                         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero.
                         The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loan amount) is not enough to pay the monthly deduction due.
                         A Policy lapse will have adverse tax consequences. See
                         Federal Income Tax Considerations p. 59 and Policy Lapse and
                         Reinstatement p. 57.
                         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured
                         meets the insurability requirements and you pay the amount we require.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 TAX RISKS               We expect that the Policy will generally be deemed a life
 (INCOME TAX             insurance contract under federal tax law, so that the death
 AND MEC)                benefit paid to the beneficiary will not be subject to
                         federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies
                         issued on a substandard basis.
                         Depending on the total amount of premiums you pay, the
                         Policy may be treated as a modified endowment contract
                         ("MEC") under federal tax laws. If a Policy is treated as a
                         MEC, partial withdrawals, surrenders and loans will be
                         taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC,
                         partial surrenders and withdrawals will not be subject to
                         tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for
                         assistance in all tax matters involving your Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 LIMITS ON CASH          The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS             Policy year, after the first Policy year has been completed.
                         The amount you may withdraw is limited to 10% of the net
                         surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the
                         10th Policy year. After the 10th Policy year, for Policies with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 25% of the net surrender value or the amount of premiums paid in the Policy, less any previous withdrawals.
                         A cash withdrawal will reduce cash value, so it will
                         increase the risk that the Policy will lapse. A cash
                         withdrawal may also increase the risk that the no lapse
                         period will not remain in effect.


                         A cash withdrawal will reduce the death benefit. If you
                         select death benefit Option A, a cash withdrawal will
                         permanently reduce the specified amount of the Policy by the amount of the withdrawal. A cash withdrawal also reduces the death benefit under Options B and C because the cash value is reduced. In some circumstances, a cash withdrawal may
                         reduce the death benefit by more than the dollar amount of the withdrawal.
                         Federal income taxes and a penalty tax may apply to cash
                         withdrawals and surrenders.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 LOAN RISKS              A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from
                         the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed
                         interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding,
                         the greater the effect is likely to be. Depending on the
                         investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.
                         We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed
                         4.0%. Interest is added to the amount of the loan to be
                         repaid. A Policy loan affects the death benefit because a
                         loan reduces the death benefit proceeds and net surrender
                         value by the loan amount.
                         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no
                         lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable
                         investment experience reduce your net surrender value and
                         the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences would result.
                         If a loan from a Policy is outstanding when the Policy is
                         canceled or lapses or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness
                         will be taxed as if it were a distribution from the Policy.
                         Moreover, the tax treatment of loans with preferred rates is uncertain. See Federal Income Tax Considerations p. 59.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 EFFECTS OF THE          THE SURRENDER CHARGES UNDER THIS POLICY ARE SIGNIFICANT. IT
 SURRENDER               IS LIKELY YOU WILL RECEIVE NO NET SURRENDER VALUE IF YOU
 CHARGE                  SURRENDER YOUR POLICY IN THE FIRST FEW POLICY YEARS. In
                         addition, the surrender charges that apply for 15 years
                         after any increase in specified amount will significantly
                         reduce your net surrender value. You should purchase this
                         Policy, and increase the specified amount, only if you have the financial ability to keep it in force for a substantial period of time.


                         Even if you do not ask to surrender your Policy, the
                         surrender charge plays a role in determining whether your
                         Policy will lapse. Each month we will use the cash value
                         (reduced by the surrender charge and reduced by any
                         outstanding loan amount) to measure whether your Policy will remain in force or will enter a grace period.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
 COMPARISON              Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER              benefit and can provide a cash value, loan privileges and a
 INSURANCE               value on surrender. However, the Policy differs from a fixed
 POLICIES                benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will
                         vary with the investment performance of the amounts you
                         place in the subaccounts. In addition, the cash value and
                         net surrender value will always vary with the investment
                         results of your selected subaccounts.
                         As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


AUSA LIFE AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AUSA LIFE

       AUSA Life Insurance Company, Inc. is the insurance company issuing the Policy. AUSA Life was incorporated under the name Zurich Life Insurance Company on October 3, 1947. The name was changed to Dreyfus Life Insurance Company and then to AUSA Life Insurance Company, Inc. on September 24, 1993. AUSA Life merged with International Life Investors Insurance Company on July 1, 1996 and merged with First Providian Life and Health Insurance Company on October 1, 1998, with AUSA Life being the surviving entity. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. AUSA Life intends to sell this Policy only in the State of New York.

THE FIXED ACCOUNT

       The fixed account is part of AUSA Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, AUSA Life has sole discretion over the investment of the fixed account's assets. AUSA Life bears the full investment risk for all amounts contributed to the fixed account. AUSA Life guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

       Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we will restrict your allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

       We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

       THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT


       The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. You may direct the money in your Policy to a maximum of 16 active subaccounts of the separate account at any one time. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


       Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

       The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE FUNDS

       The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the

SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.


       Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending prior approval by the New York State insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.


       Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.


PORTFOLIO                           SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                           ----------------------                       --------------------
MUNDER NET50                        + Munder Capital                             + Seeks long-term capital appreciation.
                                       Management
VAN KAMPEN EMERGING GROWTH          + Van Kampen                                 + Seeks capital appreciation by investing
                                       Asset Management Inc                        primarily in common stocks of small and
                                                                                   medium-sized companies.
T. ROWE PRICE SMALL CAP             + T. Rowe Price                              + Seeks long-term growth of capital by
                                       Associates, Inc.                            investing primarily in common stocks of
                                                                                   small growth companies.
PBHG MID CAP GROWTH                 + Pilgrim Baxter & Associates, Ltd.          + Seeks capital appreciation.
ALGER AGGRESSIVE GROWTH             + Fred Alger                                 + Seeks long-term capital appreciation.
                                       Management, Inc.
THIRD AVENUE VALUE                  + EQSF Advisers, Inc.                        + Seeks long-term capital appreciation.
VALUE LINE AGGRESSIVE GROWTH        + Value Line, Inc.                           + Seeks to realize capital growth.
AMERICAN CENTURY INTERNATIONAL      + American Century Investment Management,    + Seeks capital growth.
                                      Inc.
GABELLI GLOBAL GROWTH               + Gabelli Asset Management Company           + Seeks to provide investors with
                                                                                   appreciation of capital. Current income
                                                                                   is a secondary objective.

PORTFOLIO                           SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                           ----------------------                       --------------------
GREAT COMPANIES -- GLOBAL(2)        + Great Companies, L.L.C.                    + Seeks long-term growth of capital in a
                                                                                   manner consistent with preservation of
                                                                                   capital.
GREAT COMPANIES -- TECHNOLOGY(SM)   + Great Companies, L.L.C.                    + Seeks long-term growth of capital.
JANUS GROWTH                        + Janus Capital Management LLC               + Seeks growth of capital.
LKCM CAPITAL GROWTH                 + Luther King Capital                        + Seeks long-term growth of capital
                                       Management Corporation                      through a disciplined investment
                                                                                   approach focusing on companies with
                                                                                   superior growth prospects.
GOLDMAN SACHS GROWTH                + Goldman Sachs Asset                        + Seeks long-term growth of capital.
                                       Management
GE U.S. EQUITY                      + GE Asset Management Incorporated           + Seeks long-term growth of capital.
GREAT COMPANIES -- AMERICA(SM)      + Great Companies, L.L.C.                    + Seeks long-term growth of capital.
SALOMON ALL CAP                     + Salomon Brothers Asset                     + Seeks capital appreciation.
                                       Management Inc
VIP CONTRAFUND(R) PORTFOLIO         + Fidelity Management & Research Company     + Seeks long-term capital appreciation by
                                      ("FMR")                                      investing primarily in a broad variety
                                                                                   of common stocks, using both
                                                                                   growth-oriented and contrarian
                                                                                   disciplines.
DREYFUS MID CAP                     + The Dreyfus Corporation                    + Seeks total investment returns
                                                                                   (including capital appreciation and
                                                                                   income), which consistently outperform
                                                                                   the S&P 400 Mid Cap Index.
PBHG/NWQ VALUE SELECT               + NWQ Investment                             + Seeks to achieve maximum, consistent
                                       Management Company, Inc. and Pilgrim        total return with minimum risk to
                                      Baxter & Associates, Ltd.                    principal.
VIP EQUITY-INCOME PORTFOLIO         + Fidelity Management &                      + Seeks reasonable income by investing
                                       Research Company                            primarily in income-producing equity
                                                                                   securities.

PORTFOLIO                           SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                           ----------------------                       --------------------
VIP GROWTH OPPORTUNITIES PORTFOLIO  + Fidelity Management & Research Company     + Seeks capital growth by investing in a
                                                                                   wide range of common domestic and
                                                                                   foreign stocks, and securities
                                                                                   convertible into common stocks.
T. ROWE PRICE DIVIDEND GROWTH       + T. Rowe Price Associates, Inc.             + Seeks to provide an increasing level of
                                                                                   dividend income, long-term capital
                                                                                   appreciation and reasonable current
                                                                                   income through investments primarily in
                                                                                   dividend paying stocks.
TRANSAMERICA VALUE BALANCED         + Transamerica Investment Management, LLC    + Seeks preservation of capital and
                                                                                   competitive investment returns.
LKCM STRATEGIC TOTAL RETURN         + Luther King Capital Management             + Seeks to provide current income,
                                      Corporation                                  long-term growth of income and capital
                                                                                   appreciation.
CLARION REAL ESTATE SECURITIES      + Clarion CRA Securities, LP                 + Seeks long-term total return from
                                                                                   investments primarily in equity
                                                                                   securities of real estate companies.
                                                                                   Total return will consist of realized
                                                                                   and unrealized capital gains and losses
                                                                                   plus income.
FEDERATED GROWTH & INCOME           + Federated Investment                       + Seeks total return by investing in
                                       Counseling                                  securities that have defensive
                                                                                   characteristics.
JANUS BALANCED                      + Janus Capital Management LLC               + Seeks long-term capital growth,
                                                                                   consistent with preservation of capital
                                                                                   and balanced by current income.
AEGON BOND                          + Banc One Investment Advisors Corp.         + Seeks the highest possible current
                                                                                   income within the confines of the
                                                                                   primary goal of insuring the protection
                                                                                   of capital.
TRANSAMERICA MONEY MARKET           + Transamerica Investment Management, LLC    + Seeks to provide maximum current income
                                                                                   consistent with preservation of
                                                                                   principal and maintenance of liquidity.

PORTFOLIO                           SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                           ----------------------                       --------------------
CONSERVATIVE ASSET ALLOCATION*      + AEGON/Transamerica Fund Advisers, Inc.     + Seeks current income and preservation of
                                                                                   capital.
MODERATE ASSET ALLOCATION*          + AEGON/Transamerica Fund Advisers, Inc.     + Seeks capital appreciation.
MODERATELY AGGRESSIVE ASSET         + AEGON/Transamerica Fund Advisers, Inc.     + Seeks capital appreciation.
ALLOCATION*
AGGRESSIVE ASSET ALLOCATION*        + AEGON/Transamerica Fund Advisers, Inc.     + Seeks capital appreciation and current
                                                                                   income.
TRANSAMERICA CONVERTIBLE            + Transamerica Investment Management, LLC    + Seeks maximum total return through a
SECURITIES                                                                         combination of current income and
                                                                                   capital appreciation.
PIMCO TOTAL RETURN                  + Pacific Investment Management Company,     + Seeks maximum total return consistent
                                      LLC                                          with preservation of capital and prudent
                                                                                   investment management.
TRANSAMERICA EQUITY                 + Transamerica Investment Management, LLC    + Seeks to maximize long-term growth.
TRANSAMERICA GROWTH OPPORTUNITIES   + Transamerica Investment Management, LLC    + Seeks to maximize long-term growth.
TRANSAMERICA U.S. GOVERNMENT        + Transamerica Investment Management, LLC    + Seeks to provide as high a level of
SECURITIES                                                                         total return as is consistent with
                                                                                   prudent investment strategies by
                                                                                   investing under normal conditions at
                                                                                   least 80% of its assets in U.S.
                                                                                   government debt obligations and
                                                                                   mortgage-backed securities issued or
                                                                                   guaranteed by the U.S. government, its
                                                                                   agencies or government-sponsored
                                                                                   entities.



 *  Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

PORTFOLIO                           SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                           ----------------------                       --------------------
J.P. MORGAN ENHANCED INDEX          + J.P. Morgan Investment Management Inc.     + Seeks to earn a total return modestly in
                                                                                   excess of the total return performance
                                                                                   of the S&P 500 Index (including the
                                                                                   reinvestment of dividends) while
                                                                                   maintaining a volatility of return
                                                                                   similar to the S&P 500 Index.
CAPITAL GUARDIAN VALUE              + Capital Guardian Trust Company             + Seeks to provide long-term growth of
                                                                                   capital and income through investments
                                                                                   in a portfolio comprised primarily of
                                                                                   equity securities of U.S. issuers and
                                                                                   securities whose principal markets are
                                                                                   in the U.S. (including American
                                                                                   Depositary Receipts) and other U.S.
                                                                                   registered foreign securities.
CAPITAL GUARDIAN U.S. EQUITY        + Capital Guardian Trust Company             + Seeks to provide long-term growth of
                                                                                   capital.



       AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.


       FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.


       Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation and Aggressive Asset Allocation portfolios of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectus for more information regarding Morningstar.


       In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

       If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, AUSA Life will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

       We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

       We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

       In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

YOUR RIGHT TO VOTE PORTFOLIO SHARES


       Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 59.


       Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

       If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY


       To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.



       You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:



        --     band 1: $50,000 -- $249,999

        --     band 2: $250,000 -- $499,999
        --     band 3: $500,000 -- $999,999
        --     band 4: $1,000,000 and over

       We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

        --     the date of your application; or
        --     the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES


       You generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


UNDERWRITING STANDARDS

       This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

       Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

        --     ultimate select (preferred) non-tobacco use;
        --     select (non-preferred) non-tobacco use;
        --     ultimate standard (preferred) tobacco use;
        --     standard (non-preferred) tobacco use; and
        --     juvenile -- under 18.


       We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

WHEN INSURANCE COVERAGE TAKES EFFECT

       Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


       Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount of $1,000,001 or higher. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


  THE AMOUNT OF CONDITIONAL INSURANCE    --    the specified amount applied for; or
  COVERAGE IS THE LESSER OF:             --    $300,000
                                         reduced by all amounts payable under all life insurance
                                         applications that the insured has pending with us.
                                         --    the date of your application; or
  CONDITIONAL LIFE INSURANCE COVERAGE    --    the date the insured completes all of the medical
  BEGINS ON THE                          tests and examinations that we initially require; or
  LATER OF:                              --    the date of issue, if any, requested in the
                                               application.
                                         --    the date we determine the insured has satisfied
  CONDITIONAL LIFE INSURANCE COVERAGE    our underwriting requirements and the insurance applied
  TERMINATES AUTOMATICALLY ON THE              for takes effect (the Policy date); or
  EARLIEST OF:                           --    60 days from the date the application was
                                         completed; or
                                         --    the date we determine that any person proposed
                                         for insurance in the application is not insurable
                                               according to our rules, limits and standards for
                                               the plan, amount and rate class shown in the
                                               application; or
                                         --    the date we modify the plan, amount, riders
                                         and/or the premium rate class shown in the application,
                                               or any supplemental agreements.
                                         After 5 days we will mail notice of the ending of
                                         coverage and we will refund the first premium to the
                                         applicant at the address shown on the application.


                                         --    the conditional receipt will be void:
  SPECIAL LIMITATIONS OF THE              +   if not signed by an authorized agent of AUSA Life;
  CONDITIONAL RECEIPT:                    or
                                             +   in the event the application contains any
                                         material misrepresentation; or
                                             +   if, on the date of the conditional receipt, the
                                         proposed insured is under 15 days of age or over 85
                                                 years of age.
                                         --    the conditional receipt does not provide benefits
                                         for accidental death benefits.
                                         --    the conditional receipt does not provide benefits
                                         if any proposed insured commits suicide. In this case,
                                               AUSA Life's liability will be limited to return
                                               of the first premium paid with the application.


       Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate. See Reallocation Account p. 32.



       On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values
p. 33.


BACKDATING A POLICY


       If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing to our administrative office and, if we approve the request, will amend your application.


       Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

OWNERSHIP RIGHTS

       The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


  CHANGING THE OWNER                     --    Change the owner by providing written notice to
                                         us at our administrative office at any time while the
                                               insured is alive and the Policy is in force.
                                         --    Change is effective as of the date that the
                                         written notice is accepted by us at our administrative
                                               office.
                                         --    Changing the owner does not automatically change
                                         the beneficiary.
                                         --    Changing the owner may have tax consequences. You
                                         should consult a tax advisor before changing the owner.
                                         --    We are not liable for payments we made before we
                                         received the written notice at our administrative
                                               office.
                                         --    The owner designates the beneficiary (the person
  CHOOSING THE BENEFICIARY               to receive the death benefit when the insured dies) in
                                               the application.
                                         --    If the owner designates more than one
                                         beneficiary, then each beneficiary shares equally in
                                               any death benefit proceeds unless the beneficiary
                                               designation states otherwise.
                                         --    If the beneficiary dies before the insured, then
                                         any contingent beneficiary becomes the beneficiary.
                                         --    If both the beneficiary and contingent
                                         beneficiary die before the insured, then the death
                                               benefit will be paid to the owner or the owner's
                                               estate upon the insured's death.
                                         --    The owner changes the beneficiary by providing
  CHANGING THE BENEFICIARY               written notice to us at our administrative office.
                                         --    Change is effective as of the date the owner
                                         signs the written notice.
                                         --    We are not liable for any payments we made before
                                         we received the written notice at our administrative
                                               office.


                                         --    The owner may assign Policy rights while the
  ASSIGNING THE POLICY                   insured is alive.
                                         --    The owner retains any ownership rights that are
                                         not assigned.
                                         --    Assignee may not change the owner or the
                                         beneficiary, and may not elect or change an optional
                                               method of payment.
                                               Any amount payable to the assignee will be paid
                                               in a lump sum.
                                         --    Claims under any assignment are subject to proof
                                         of interest and the extent of the assignment.
                                         --    We are not:
                                          +   bound by any assignment unless we receive a
                                          written notice of the assignment at our administrative
                                              office;
                                             +   responsible for the validity of any assignment;
                                             +   liable for any payment we made before we
                                         received written notice of the assignment at our
                                                 administrative office; or
                                             +   bound by any assignment which results in
                                         adverse tax consequences to the owner, insured(s) or
                                                 beneficiary(ies).
                                         --    Assigning the Policy may have tax consequences.
                                         You should consult a tax advisor before assigning the
                                               Policy.


CANCELING A POLICY

       You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

       You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

       You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


       Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 57.


MINIMUM MONTHLY GUARANTEE PREMIUM

       The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

       Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

       The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

       AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

       Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:


        -- the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any decrease charge) is equal to or exceeds:
           + the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.



See Policy Lapse and Reinstatement p. 57.


PREMIUM LIMITATIONS


       Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.


MAKING PREMIUM PAYMENTS


       We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Premium Charges -- Premium Expense Charge p. 41). We will accept premium payments by wire transfer.


       If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                All First Bank of Baltimore
                ABA #052000113
                For credit to: AUSA Life
                Account #: 89573171
                Policyowner's Name:
                Policy Number:
                Attention: General Accounting


       Tax-Free Exchanges ("1035 Exchanges") (see Tax-Free "Section 1035" Exchanges p. 25). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

       Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.


ALLOCATING PREMIUMS


       You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You may allocate your premium to a maximum of 16 active subaccounts at any one time. You must follow these guidelines:


        --     allocation percentages must be in whole numbers;
        --     if you select dollar cost averaging, you must have at least
               $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly;
        --     if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new
               Policy, must be at least $5,000; and
        --     unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $500,000.


       Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353, extension 2555 Monday- Friday 8:00 a.m.-5:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes you make to one per Policy year quarter.



       Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


       You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

       Reallocation Account. We will allocate the initial net premium on the record date to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the record date plus fifteen days. Please contact your agent for details concerning the free-look period.

       On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the AUSA Transamerica Money Market subaccount or the AUSA AEGON Bond subaccount (depending on which account you selected on your application).


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE


        -- Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).


        -- Serves as the starting point for calculating values under a Policy.


        -- Equals the sum of all values in each subaccount and the fixed account.


        --     Is determined on the Policy date and on each valuation date.


        -- Has no guaranteed minimum amount and may be more or less than premiums paid.


        -- Includes any amounts held in the fixed account to secure any outstanding Policy loan.


NET SURRENDER VALUE

       The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

 NET SURRENDER VALUE ON ANY VALUATION  --    the cash value as of such date; MINUS
 DATE EQUALS:                          --    any surrender charge as of such date; MINUS
                                       --    any outstanding Policy loan amount.

SUBACCOUNT VALUE

       Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF UNITS IN ANY            --    the initial units purchased at unit value on the
 SUBACCOUNT ON ANY VALUATION DATE      reallocation date; PLUS
 EQUALS:                               --    units purchased with additional net premium(s);
                                       PLUS
                                       --    units purchased via transfers from another
                                       subaccount or the fixed account; MINUS
                                       --    units redeemed to pay for monthly deductions;
                                       MINUS
                                       --    units redeemed to pay for cash withdrawals; MINUS
                                       --    units redeemed as part of a transfer to another
                                       subaccount or the fixed account; MINUS
                                       --    units redeemed to pay partial surrender charges,
                                       decrease charges and transfer charges

       Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

SUBACCOUNT UNIT VALUE

       The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE OF ANY SUBACCOUNT AT   --    the total value of the portfolio shares held in
 THE END OF A VALUATION PERIOD IS            the subaccount, including the value of any dividends or
 CALCULATED AS:                              capital gains distribution declared and
                                             reinvested by the portfolio during the valuation
                                             period. This value is determined by multiplying
                                             the number of portfolio shares owned by the
                                             subaccount by the portfolio's net asset value per
                                             share determined at the end of the valuation
                                             period; MINUS
                                       --    a charge equal to the daily net assets of the
                                             subaccount multiplied by the daily equivalent of the
                                             daily charge; MINUS
                                       --    the accrued amount of reserve for any taxes or
                                             other economic burden resulting from applying tax laws
                                             that we determine to be properly attributable to
                                             the subaccount subject to prior approval by the
                                             Superintendent of Insurance of New York State;
                                             AND THE RESULT DIVIDED BY
                                       --    the number of outstanding units in the subaccount
                                             before the purchase or redemption of any units on that
                                             date.

       The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

       On the reallocation date, the fixed account value is equal to the cash value allocated to the fixed account.

  THE FIXED ACCOUNT VALUE AT THE END OF  --    the sum of net premium(s) allocated to the fixed
  ANY VALUATION PERIOD IS EQUAL TO:      account; PLUS
                                         --    any amounts transferred from a subaccount to the
                                         fixed account; PLUS
                                         --    total interest credited to the fixed account;
                                         MINUS
                                         --    amounts charged to pay for monthly deductions;
                                         MINUS
                                         --    amounts withdrawn or surrendered from the fixed
                                         account; MINUS
                                         --    amounts transferred from the fixed account to a
                                               subaccount.

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


       You or your agent/registered representative of record may make transfers among a total of 16 active subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



       ++ You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).


       ++ Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $500,000.


       ++ You may request transfers in writing (in a form we accept), by fax or by telephone.


       ++    There is no minimum amount that must be transferred.


       ++ There is no minimum amount that must remain in a subaccount after a transfer.


       ++ We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.


       ++ We consider all transfers made in any one day to be a single transfer.


       ++ Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.


       ++ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.



       Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.


       The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.


       THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER. WHEN WE IDENTIFY YOU AS A MARKET TIMER, WE WILL IMMEDIATELY NOTIFY YOUR AGENT WHO WILL THEN NOTIFY YOU THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE LOSS OF ELECTRONIC AND TELEPHONE TRANSFER PRIVILEGES.


       Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353, extension 2555 Monday-Friday 8:00 a.m.-5:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

       Please note the following regarding telephone or fax transfers:


       + We will employ reasonable procedures to confirm that telephone instructions are genuine.


       + If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.


       + If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


       + Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.


       +    We may also require written confirmation of your order.


       + If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.


       + Telephone or fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.


       + WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 1-800-322-7361.

       + We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.


       +    We may discontinue this option at any time.


       We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


       Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or WRL's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.


       We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

       You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:


       + 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

       + the amount you transferred from the fixed account in the immediately prior Policy year.

CONVERSION RIGHTS


       If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing at our administrative office.


       In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

REDUCED PAID-UP BENEFIT


       You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.


       The amount of the Reduced Paid-Up Benefit is based upon:

        --     net surrender value on the date this benefit takes effect;


        --     the cost of insurance rates guaranteed in your Policy; and


        --     the guaranteed interest rate for the fixed account.

       The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

       At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

DOLLAR COST AVERAGING

       Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.


       Under dollar cost averaging, we automatically transfer a set dollar amount from the AUSA Transamerica Money Market subaccount, the AUSA AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

  TO START DOLLAR COST AVERAGING:        +   you must submit a completed form to us at our
                                         office requesting dollar cost averaging;
                                         +   you must have at least $5,000 in each account from
                                         which we will make transfers;
                                         +   your total transfers each month under dollar cost
                                         averaging must be at least $1,000; and
                                         +   each month, you may not transfer more than
                                         one-tenth of the amount that was in your fixed account
                                             at the beginning of dollar cost averaging.

       You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

  DOLLAR COST AVERAGING WILL TERMINATE   +   we receive your request to cancel your
  IF:                                    participation;
                                         +   the value in the accounts from which we make the
                                         transfers is depleted;
                                         +   you elect to participate in the asset rebalancing
                                         program; OR
                                         +   you elect to participate in any asset allocation
                                         services provided by a third party.

       We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

       We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. You cannot have more than 16 active subaccounts at any one time. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


       You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


  TO START ASSET REBALANCING:            +   you must submit a completed asset rebalancing
                                         request form to us at our administrative office before
                                             the maturity date; and
                                         +   you must have a minimum cash value of $5,000 or
                                         make a $5,000 initial premium payment.

       There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


  ASSET REBALANCING WILL                 +   you elect to participate in the dollar cost
  CEASE IF:                              averaging program;
                                         +   we receive your request to discontinue
                                         participation at our administrative office;
                                         +   you make ANY transfer to or from any subaccount
                                         other than under a scheduled rebalancing; or
                                         +   you elect to participate in any asset allocation
                                         services provided by a third party.


       You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

       We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed AUSA Life agents for the sale of Policies. AUSA LIFE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH AUSA LIFE FOR THE SALE OF POLICIES. AUSA LIFE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. AUSA Life does not currently charge you any additional fees for providing these support services. AUSA Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.


  SERVICES AND BENEFITS WE PROVIDE       --    the death benefit, cash and loan benefits;
  UNDER THE POLICY:
                                         --    investment options, including premium
                                               allocations;
                                         --    administration of elective options; and
                                         --    the distribution of reports to owners.

  COSTS AND EXPENSES WE INCUR:           --    costs associated with processing and underwriting
                                               applications;
                                         --    expenses of issuing and administering the Policy
                                               (including any Policy riders);
                                         --    overhead and other expenses for providing
                                               services and benefits and sales and marketing expenses,
                                               including compensation paid in connection with
                                               the sale of the Policies; and
                                         --    other costs of doing business, such as collecting
                                               premiums, maintaining records, processing claims,
                                               effecting transactions, and paying federal, state
                                               and local premium and other taxes and fees.

  RISKS WE ASSUME:                       --    that the charges we may deduct may be
                                               insufficient to meet our actual claims because insureds
                                               die sooner than we estimate; and
                                         --    that the costs of providing the services and
                                               benefits under the Policies may exceed the charges we
                                               are allowed to deduct.


       Some or all of the charges we deduct are used to pay the aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PREMIUM CHARGES


       Before we allocate the net premium payments you make, we will deduct the following charges.


  PREMIUM EXPENSE CHARGE                 --      This charge equals:
                                                 +          6.0% of premiums during the first ten Policy
                                                            years
                                                            on Policies with a specified amount in force
                                                            of less than $250,000 and 4.0% on Policies
                                                            with a specified amount in force of
                                                            $250,000 -- $499,999; and
                                                 +          2.5% of premiums thereafter on Policies with
                                                            a specified amount less than $500,000.
                                         --      There is no premium expense charge for Policies with a
                                                 specified amount of $500,000 or higher.
                                         --      Because certain events (such as increases or decreases
                                                 in the specified amount, a change in death benefit
                                                 option, or a cash withdrawal if you choose the Option A
                                                 death benefit) may affect the specified amount in force,
                                                 premium expense charges will be based on the specified
                                                 amount in force for the Base Policy at the time we
                                                 receive the premium.


                                         --      Some or all of the premium expense charges we deduct are
                                                 used to pay the aggregate Policy costs and expenses we
                                                 incur, including distribution costs and/or state premium
                                                 taxes. Although state premium tax rates imposed on us
                                                 vary from state to state, the premium expense charge
                                                 deducted will not vary with the state of residence of
                                                 the policyowner.



  PREMIUM COLLECTION CHARGE              --      For Policies on direct pay notice, this charge equals
                                                 $3.00 per premium payment. We currently do not impose
                                                 this charge but reserve the right to do so in the
                                                 future.
                                         --      This charge only applies to Policies on direct pay
                                                 notice.
                                         --      We will not increase this charge.


MONTHLY DEDUCTION

       We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

  THE MONTHLY DEDUCTION IS               --      the monthly Policy charge; PLUS
  EQUAL TO:                              --      the monthly cost of insurance charge for the Policy;
                                                 PLUS
                                         --      the monthly charge for any benefits provided by riders
                                                 attached to the Policy; PLUS
                                         --      the decrease charge (if applicable) incurred as a result
                                                 of a decrease in the specified amount.
                                         MONTHLY POLICY CHARGE:
                                         --      This charge currently equals $5.00 each Policy month.
                                         --      We guarantee this charge will never be more than $7.50
                                                 per month.
                                         --      We may waive this charge at issue on additional policies
                                                 (not on the original Policy) purchased naming the same
                                                 owner and insured.
                                         --      This charge is used to cover aggregate Policy expenses.


                                         COST OF INSURANCE CHARGE:
                                         --      We deduct this charge each month. It varies each month
                                                 and is determined as follows:
                                                 1.         DIVIDE the death benefit on the Monthiversary
                                                            by 1.0024663 (this factor reduces the net
                                                            amount at risk, for purposes of computing the
                                                            cost of insurance, by taking into account
                                                            assumed monthly earnings at an annual rate of
                                                            3.0%);
                                                 2.         SUBTRACT the cash value on the Monthiversary
                                                            after it has been allocated among the
                                                            segments of specified amount in force in the
                                                            following order: first, initial specified
                                                            amount, then, each increase in specified
                                                            amount starting with the oldest increase,
                                                            then the next oldest, successively, until all
                                                            cash value has been allocated;
                                                 3.         MULTIPLY each segment provided under 2. by
                                                            the appropriate monthly cost of insurance
                                                            rate for that segment; and ADD the results
                                                            together.
                                         --      Your monthly current cost of insurance rate depends, in
                                                 part, on your specified amount band. The specified
                                                 amount bands available are:
                                                 +          Band 1: $50,000 -- $249,999
                                                 +          Band 2: $250,000 -- $499,999
                                                 +          Band 3: $500,000 -- $999,999
                                                 +          Band 4: $1,000,000 and over
                                         --      Generally, the higher the specified amount band you
                                                 choose, the lower the current cost of insurance rates.
                                         --      We determine your specified amount band by referring to
                                                 the specified amount in force for the Base Policy (that
                                                 is, the initial specified amount on the Policy date,
                                                 plus any increases, and minus any decreases). Riders are
                                                 not included in determining the Policy's specified
                                                 amount band.
                                         OPTIONAL INSURANCE RIDERS:
                                         --      The monthly deduction will include charges for any
                                                 optional insurance benefits you add to your Policy by
                                                 rider (see Supplemental Benefits (Riders) p. 66).



       The current cost of insurance rates vary by the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, rate class, and the length of time from the Policy date or from the date of any increase in specified amount.


       If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on the insured's attained age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band.

       Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.


       The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (e.g., one year). For a listing of rate classes, see Underwriting Standards p. 25.


       We will use a portion of the cost of insurance to cover sales expenses arising from issuance of the Policy. Such charges are generally higher in the early Policy years.

       We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

       After the first Policy year, we will review monthly deductions for in force Policies whenever the monthly deductions for new policies change. This review will not occur more often than once each Policy year, nor less frequently than once every five years. We will determine any change in monthly deductions in accordance with procedures and standards on file with the Superintendent of Insurance of New York.

MORTALITY AND EXPENSE RISK CHARGE


       We deduct a daily charge from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:


        --     your Policy's cash value in each subaccount MULTIPLIED BY
        --     the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

       The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

       The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

       If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.


SURRENDER CHARGE

       If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

       The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount unless there has been a reduction in specified amount for which a decrease charge was applied.

       The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

       Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successfully, and then reduce the surrender charge on the initial specified amount.

EXAMPLE:

January 1, 2001                Policy issued for $300,000
January 1, 2004                Policy increased by $200,000
January 1, 2005                Policy decreased by $100,000

       If the surrender charge on January 1, 2005 (before the decrease) is:

COVERAGE LAYER                 SURRENDER CHARGE
$300,000                       $4,656
$200,000                       $3,624

       The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

                                100 X $3,624 = $1,812
                                ---
                                200

       There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

       THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

        --     you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
        --     investment performance is too low.

       In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

  THE SURRENDER CHARGE FOR EACH SEGMENT  --      the SURRENDER CHARGE PER THOUSAND (varies by issue age,
  OF SPECIFIED AMOUNT IS CALCULATED AS:          gender and rate class on the Policy date or date of
                                                 specified amount increase); multiplied by
                                         --      the SURRENDER CHARGE FACTOR.


       The SURRENDER CHARGE PER THOUSAND is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix B.



       The SURRENDER CHARGE FACTOR is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. For insureds issue ages 0-34, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 34 on the Policy date or on the date of specified amount increase, the factor is less than
1.00 at the end of the fifth year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.


                            SURRENDER CHARGE FACTORS

                                ISSUE AGES 0-34


END OF YEAR*                                            FACTOR
At Issue                                                 1.00
1-5                                                      1.00
6                                                         .90
7                                                         .80
8                                                         .70
9                                                         .60
10                                                        .50
11                                                        .40
12                                                        .30
13                                                        .20
14                                                        .10
15                                                          0
16+                                                         0

               * The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

        -- SURRENDER CHARGE EXAMPLE: Assume a male tobacco user purchases the Policy at Issue Age 34 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per thousand is $15.96. This is multiplied by the surrender charge factor of 1.00


             The surrender charge = the surrender charge per thousand ($16.48) X the number of thousands of initial specified
                                    amount (100) X the surrender charge factor
                                    (1.0)


                                        = $1,596.



       The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as other aggregate Policy expenses.


DECREASE CHARGE

       If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

  THE DECREASE CHARGE IS EQUAL TO:       --      the surrender charge as of the date of the decrease
                                                 applicable to that portion of the segment(s) of the
                                                 specified amount that is decreased. See Surrender
                                                 Charges.

       We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

        --     a change in the death benefit option; or
        --     a cash withdrawal (when you select death benefit Option A).

       If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

       We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

        --     We currently allow you to make 12 transfers each year free from charge.
        --     We charge $25 for each additional transfer.
        --     For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
        --     We deduct the transfer charge from the amount being transferred.
        --     Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
        --     Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
        --     We will not increase this charge.

CASH WITHDRAWAL CHARGE

        --     After the first Policy year, you may take one cash withdrawal per
               Policy year.
        --     When you make a cash withdrawal, we charge a processing fee of
               $25 or 2% of the amount you withdraw, whichever is less.
        --     We deduct this amount from the withdrawal, and we pay you the balance.
        --     We will not increase this charge.

TAXES

       We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES


       The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.39% to 1.50%. See the Portfolio Annual Expense Table on p. 9 in this prospectus, and the fund prospectuses.


       Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS


       As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 53.


  DEATH BENEFIT PROCEEDS                 --    the death benefit (described below); MINUS
  EQUAL:                                 --    any monthly deductions due during the grace
                                         period (if applicable); MINUS
                                         --    any outstanding loan amount; PLUS
                                         --    any additional insurance in force provided by
                                         rider.


       We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 63; and Misstatement of Age or Gender p. 63.


       Protection of Proceeds. Unless you direct by sending written notice to us, no beneficiary may assign any payments under this Policy before the same are due. To the extent permitted by law, no payments under this Policy will be subject to the claims of creditors of any beneficiary.

DEATH BENEFIT

       The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

  DEATH BENEFIT OPTION A EQUALS THE      --    the current specified amount; OR
  GREATER OF:                            --    a specified percentage called the "limitation
                                         percentage," MULTIPLIED BY
                                          +   the cash value on the insured's date of death.

       Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

       The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

    ATTAINED AGE                       LIMITATION PERCENTAGE
    40 and under                               250%
      41 to 45         250% of cash value minus 7% for each age over age 40
      46 to 50         215% of cash value minus 6% for each age over age 45
      51 to 55         185% of cash value minus 7% for each age over age 50
      56 to 60         150% of cash value minus 4% for each age over age 55
      61 to 65         130% of cash value minus 2% for each age over age 60
      66 to 70         120% of cash value minus 1% for each age over age 65
      71 to 75         115% of cash value minus 2% for each age over age 70
      76 to 90                                 105%
      91 to 95         105% of cash value minus 1% for each age over age 90
    96 and older                               100%

       If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

       Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there is no outstanding indebtedness. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

       Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

  DEATH BENEFIT OPTION B                 --    the current specified amount; PLUS
  EQUALS THE GREATER OF:                  +   the cash value on the insured's date of death; OR
                                         --    the limitation percentage, MULTIPLIED BY
                                          +   the cash value on the insured's date of death.

       Under Option B, the death benefit always varies as the cash value varies.

       Option B Illustration. Assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

       Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.


  DEATH BENEFIT OPTION C                 --    death benefit Option A; OR
  EQUALS THE GREATER OF:                 --    the current specified amount, MULTIPLIED BY
                                          +   an age-based "factor" equal to the lesser of:
                                                  --    1.0 or
                                                  --    0.04 MULTIPLIED BY (95 MINUS insured's
                                         attained age at death) (the "factor" will never be less
                                                        than zero); PLUS
                                             +   the cash value on the insured's date of death.


       Under Option C, the death benefit varies with the cash value and the insured's attained age.

Option C -- Three Illustrations.


       1. Assume that the insured is under age 40 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 (LOGO) the minimum of (1.0 and (0.04 (LOGO) (95 - 40))) + $10,000).
Until the insured attains age 71, this benefit is the same as the Option B benefit.


       2. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 (LOGO) the minimum of (1.0 and (0.04 (LOGO) (95 - 75))) + $22,000).

       3. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 (LOGO) (95 - 75))) plus $9,000 is less than the specified amount.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

       If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

       You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

       If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

       You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

       After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.


        --     You must send your written request to our administrative office.


        -- The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our administrative office.

        -- You may not make a change that would decrease the specified amount below the minimum specified amount under band 1 shown on your Policy schedule page.

        -- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

INCREASING/DECREASING THE SPECIFIED AMOUNT

       After the Policy has been in force for three years, you may increase or decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.

       In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule. You should consult a tax advisor before increasing or decreasing your Policy's specified amount.


  CONDITIONS FOR DECREASING THE          --    you must send your written request to our
  SPECIFIED AMOUNT:                            administrative office;
                                         --    you may not change your death benefit option or
                                               increase your specified amount in the same Policy year
                                               that you decrease your specified amount;
                                         --    you may not decrease your specified amount lower
                                               than the minimum specified amount under band 1 shown on
                                               your Policy schedule page;
                                         --    you may not decrease your specified amount if it
                                               would disqualify your Policy as life insurance under
                                               the Internal Revenue Code;
                                         --    we may limit the amount of the decrease to no
                                               more than 20% of the specified amount;
                                         --    a decrease in specified amount will take effect
                                               on the Monthiversary on or after we receive your
                                               written request; and
                                         --    we will assess a decrease charge against the cash
                                               value if you request a decrease in your specified
                                               amount within the first 15 Policy years (or
                                               during the 15 year period subsequent to an
                                               increase in specified amount).



  CONDITIONS FOR INCREASING THE          --    you must submit a supplemental application,
  SPECIFIED AMOUNT:                            including evidence of insurability satisfactory to us,
                                               to our administrative office to request an
                                               increase in specified amount;
                                         --    we must approve any increase in specified amount,
                                               such increase will take effect on the Monthiversary on
                                               or after we approve your request;
                                         --    we may require your increase in specified amount
                                               to be at least $50,000; and
                                         --    you may not change your death benefit option or
                                               decrease your specified amount in the same Policy year
                                               that you increase your specified amount.


       If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of the increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

PAYMENT OPTIONS


       There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 65 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


       You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount) (see Charges and Deductions -- Surrender Charge p. 45). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 59.


CASH WITHDRAWALS

       After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


  CASH WITHDRAWAL CONDITIONS:            --    You must send to our administrative office your
                                               written cash withdrawal request with an original
                                               signature.
                                         --    We only allow one cash withdrawal per Policy
                                               year.
                                         --    We may limit the amount you can withdraw to at
                                               least $500, and to no more than 10% of the net
                                               surrender value. We currently intend to limit the
                                               amount you can withdraw to 25% of the net
                                               surrender value after the 10th Policy year. After
                                               the tenth Policy year, for Policies with a
                                               specified amount of $500,000 or higher at the
                                               time of withdrawal, we currently intend to limit
                                               the withdrawal amount to the greater of 25% of
                                               the net surrender value or the amount of premiums
                                               paid in the Policy, less any previous
                                               withdrawals.
                                         --    The remaining net surrender value after the cash
                                               withdrawal must be at least $500.
                                         --    You may not take a cash withdrawal if it will
                                               reduce the specified amount below the minimum specified
                                               amount set forth in the Policy.
                                         --    You may specify the subaccount(s) and the fixed
                                               account from which to make the withdrawal. If you do
                                               not specify an account, we will take the
                                               withdrawal from each account in accordance with
                                               your current premium allocation instructions.
                                         --    We generally will pay a cash withdrawal request
                                               within seven days following the valuation date we
                                               receive the request at our administrative office.


                                         --    We will deduct a processing fee equal to $25 or
                                               2% of the amount you withdraw, whichever is less. We
                                               deduct this amount from the withdrawal, and we
                                               pay you the balance.
                                         --    You may not take a cash withdrawal that would
                                               disqualify your Policy as life insurance under the
                                               Internal Revenue Code.
                                         --    A cash withdrawal may have tax consequences (see
                                               Federal Income Tax Considerations p. 59).


       A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. (See Monthly Deduction.) You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

       When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


       After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 59.


  POLICY LOANS ARE SUBJECT TO CERTAIN    --    we may require you to borrow at least $500; and
  CONDITIONS:                            --    the maximum amount you may borrow is 90% of the
                                               cash value, MINUS any surrender charge and MINUS any
                                               outstanding loan amount.

       When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


       We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions. See Payments We Make p. 64.


       You may request a loan by telephone by calling us at 1-800-322-7353, extension 2555, Monday-Friday 8:00 a.m.-5:00 p.m. Eastern time. If the loan amount you request exceeds

$50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


       You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

       You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

       At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED


       We currently charge you an annual interest rate on a Policy loan that is equal to 3.75% (4.0% maximum guaranteed) and is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. The rates on Policy loans will not exceed the credited rate of 3.0% by more than 1.0%. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, you may receive preferred loan rates on an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals) and MINUS any outstanding loan amount. THIS PREFERRED LOAN RATE IS CURRENTLY 3.0% AND IS NOT GUARANTEED. The tax consequences of preferred loans are uncertain. See Federal Income Tax Considerations p. 59.


LOAN RESERVE INTEREST RATE CREDITED

       We will credit the amount in the loan reserve with interest at an effective annual rate of 3.0%.

EFFECT OF POLICY LOANS

       A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


       There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences (see Federal Income Tax Considerations p. 57). You should consult a tax advisor before taking out a Policy loan.


       We will notify you (and any assignee of record) if the sum of your loan amount is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

       Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

       If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

       This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.


  NO LAPSE DATE                          --    For a Policy issued to any insured ages 0-60, the
                                               no lapse date is determined by either the number of
                                               years to attained age 65 or the twentieth Policy
                                               anniversary, whichever is earlier.
                                         --    For a Policy issued to an insured ages 61-85, the
                                               no lapse date is the fifth Policy anniversary.
                                         --    The no lapse date is specified in your Policy.
                                         --    The no lapse period coverage will end immediately
  EARLY TERMINATION OF THE NO LAPSE            if you do not pay sufficient minimum monthly
  PERIOD                                       guarantee premiums.
                                         --    You must pay total premiums (minus withdrawals,
                                               outstanding loan amounts, and any decrease charge)
                                               that equal at least:
                                               +   the sum of the minimum monthly guarantee
                                                   premiums in effect for each month from the Policy
                                                   date up to and including the current month.



       You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 30.



       In addition, if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium p. 30 for a discussion of how the minimum monthly guarantee premium is calculated and can change.


REINSTATEMENT

       We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:


        -- submit a written application for reinstatement to our administrative office;

        --     provide evidence of insurability satisfactory to us;
        --     make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
             + one monthly deduction at the time of termination, PLUS the next two monthly deductions which will become due after the time of reinstatement; and
             + payment of an additional amount sufficient to cover the sum of minimum monthly guarantee premiums calculated from the date of lapse until the date of reinstatement.

       The no lapse date will be reinstated provided all of the above requirements and the requirements under the grace period provisions are met.

       We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, PLUS any net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

       A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

       In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

       In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

       The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


       In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


       Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").


       Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


       Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC.


       Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


        -- All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
        -- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
        -- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.
        -- If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


       Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


       Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans outstanding after the first 10 Policy years are less clear and a tax advisor should be consulted about such loans.


       Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


       Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


       Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


       Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


       Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


       Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

       Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

       Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


       Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.



       Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.


       Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

       Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(B) ARRANGEMENTS

       If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

       Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.

       The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.

       If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

       Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements of Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

       In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

       A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

       In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

       If the insured commits suicide within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

       If the insured commits suicide within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.

MISSTATEMENT OF AGE OR GENDER

       If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

       Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

       If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

       If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.


       If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our administrative office for the extension between 90 and 180 days prior to the maturity date.


       If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. Subsequent changes to the Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions.

       The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

       We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

        -- the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
        -- the SEC permits, by an order, the postponement for the protection of policy-owners; OR
        -- the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

       If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.


       If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.


SETTLEMENT OPTIONS

       If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

       Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

       Under any settlement option, the dollar amount of each payment will depend on four things:


        -- the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;

        --     the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
        --     the mortality tables we use; and
        --     the specific payment option(s) you choose.


  OPTION 1 -- EQUAL MONTHLY              --    We will pay the proceeds, plus interest, in equal
  INSTALLMENTS FOR A FIXED PERIOD              monthly installments for a fixed period of your choice,
                                               but not longer than 240 months.
                                         --    We will stop making payments once we have made
                                               all the payments for the period selected.
                                               At your or the beneficiary's direction, we will make
  OPTION 2 -- EQUAL MONTHLY                    equal monthly installments:
  INSTALLMENTS FOR LIFE (LIFE INCOME)        --    only for the life of the payee, at the end of
                                                   which payments will end; or
                                             --    for the longer of the payee's life, or for 10
                                                   years if the payee dies before the end of the first 10
                                                   years of payments; or
                                             --    for the longer of the payee's life, or until
                                                   the total amount of all payments we have made equals
                                                   the proceeds that were applied to the
                                                   settlement option.


                                         --    We will make equal monthly payments during the
  OPTION 3 -- EQUAL MONTHLY                    joint lifetime of two persons, first to a chosen payee,
  INSTALLMENTS FOR THE LIFE OF THE             and then to a co-payee, if living, upon the death
  PAYEE AND THEN TO A DESIGNATED               of the payee.
  SURVIVOR (JOINT AND SURVIVOR)          --    Payments to the co-payee, if living, upon the
                                               payee's death will equal either:
                                             +   the full amount made to the payee before the
                                                 payee's death; or
                                             +   two-thirds of the amount paid to the payee
                                                 before the payee's death.
                                         --    All payments will cease upon the death of the
                                               co-payee.

REPORTS TO OWNERS

       At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

++   the current cash value                       ++   any activity since the last report
++   the current net surrender value              ++   projected values
++   the current death benefit                    ++   investment experience of each
                                                       subaccount
++   any outstanding loans                        ++   any other information required by
                                                       law


       You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS

       We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

       Your Policy will terminate on the earliest of:


 --    the maturity date;           --    the end of the grace period;
                                          or
 --    the date the insured dies;   --    the date the Policy is
                                          surrendered.


SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER


       This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.


ACCIDENTAL DEATH BENEFIT RIDER

       Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

       Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

        --     the death is caused by external, violent, and accidental means;
        --     the death occurs within 90 days of the accident; and
        --     the death occurs while the rider is in force.

       The rider will terminate on the earliest of:

        --     the Policy anniversary nearest the primary insured's 70th
               birthday;
        --     the date the Policy terminates; or
        --     the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER


       This rider insures the spouse or life partner and/or dependent children of the primary insured. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. We will pay the rider's face amount when we receive at our administrative office proof of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

  CONDITIONS TO CONVERT THE RIDER:       --    your request must be in writing and sent to our
                                               administrative office;
                                         --    the rider has not reached the anniversary nearest
                                               to the other insured's 70th birthday;
                                         --    the new policy is any permanent insurance policy
                                               that we currently offer;
                                         --    subject to the minimum specified amount required
                                               for the new policy, the amount of the insurance under
                                               the new policy will equal the face amount in
                                               force under the rider as long as it meets the
                                               minimum face amount requirements of the original
                                               Policy; and
                                         --    we will base your premium on the other insured's
                                               rate class under the rider.


  TERMINATION OF THE RIDER:              The rider will terminate on the earliest of:
                                         --    the maturity date of the Policy;
                                         --    the anniversary nearest to the other insured's
                                               79th birthday;
                                         --    the date the Policy terminates for any reason
                                               except for death of the primary insured;
                                         --    31 days after the death of the primary insured;
                                         --    the date of conversion of this rider; or
                                         --    the Monthiversary on which the rider is
                                               terminated on written request by the owner.

PRIMARY INSURED RIDER ("PIR")

       Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

  FEATURES OF PIR:                       --    the rider increases the Policy's death benefit by
                                               the rider's face amount;
                                         --    the rider terminates on the anniversary nearest
                                               to the insured's 79th birthday;
                                         --    the minimum purchase amount for the rider is
                                               $25,000. There is no maximum purchase amount;
                                         --    we do not assess any additional surrender charge
                                               for the PIR;
                                         --    generally PIR coverage costs less than the
                                               insurance coverage under the Policy, but has no cash
                                               value;
                                         --    you may cancel or reduce your rider coverage
                                               without decreasing your Policy's specified amount; and
                                         --    you may generally decrease your specified amount
                                               without reducing your rider coverage.


  CONDITIONS TO CONVERT THE RIDER:       --    your request must be in writing and sent to our
                                               administrative office;
                                         --    the rider has not reached the anniversary nearest
                                               to the primary insured's 70th birthday;
                                         --    the new policy is any permanent insurance policy
                                               that we currently offer;
                                         --    subject to the minimum specified amount required
                                               for the new policy, the amount of the insurance under
                                               the new policy will equal the face amount in
                                               force under the rider as long as it meets the
                                               minimum face amount requirements of a Base
                                               Policy;
                                         --    we will base your premium on the primary
                                               insured's rate class under the rider.



       It may cost you less to reduce your PIR coverage than to decrease your Policy's specified amount because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount, under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR.


       You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

       This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

       We will pay a "single-sum benefit" equal to:

        -- the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
        -- the election percentage of the death benefit you elect to receive; DIVIDED BY
        -- 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
        -- any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

       The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

        --     the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; PLUS
        --     the benefit available under any PIR in force.
        --     a single-sum benefit may not be greater than $500,000.


       The election percentage is a percentage that you select. It may not be greater than 100%.

       We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

       The rider terminates at the earliest of:

        --     the date the Policy terminates;
        --     the date a settlement option takes effect;
        --     the date we pay a single-sum benefit; or
        --     the date you terminate the rider.

       We do not charge for this rider.

       The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN

       The average rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

       Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

       The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

       These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

       We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN

                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                             10 YEARS     SUBACCOUNT
                                                                                OR        INCEPTION
SUBACCOUNT                                   1 YEAR    3 YEARS    5 YEARS    INCEPTION       DATE
----------                                   ------    -------    -------    ---------    ----------
AUSA Munder Net50..........................  (26.09)%     N/A        N/A       (7.19)%     06/28/99
AUSA Van Kampen Emerging Growth............  (33.83)%     N/A        N/A        1.34%      06/28/99
AUSA T. Rowe Price Small Cap...............  (10.52)%     N/A        N/A        1.82%      06/28/99
AUSA PBHG Mid Cap Growth...................  (36.50)%     N/A        N/A       (2.89)%     06/28/99
AUSA Alger Aggressive Growth...............  (17.20)%     N/A        N/A       (5.59)%     06/28/99
AUSA Third Avenue Value....................   5.22%       N/A        N/A       20.63%      06/28/99
AUSA Value Line Aggressive Growth..........  (11.21)%     N/A        N/A      (27.26)%     09/01/00
AUSA American Century International........  (24.12)%     N/A        N/A       (9.06)%     06/28/99
AUSA Gabelli Global Growth.................  (10.92)%     N/A        N/A      (14.77)%     09/01/00
AUSA Great Companies -- Global(2)..........  (17.58)%     N/A        N/A      (23.35)%     09/01/00
AUSA Great Companies -- Technology(SM).....  (37.51)%     N/A        N/A      (44.18)%     09/01/00
AUSA Janus Growth..........................  (28.85)%     N/A        N/A      (13.26)%     06/28/99
AUSA LKCM Capital Growth(1)................    N/A        N/A        N/A      (34.06)%     02/09/01
AUSA Goldman Sachs Growth..................  (14.86)%     N/A        N/A       (2.99)%     06/28/99
AUSA GE U.S. Equity........................  (9.69)%      N/A        N/A       (1.69)%     06/28/99
AUSA Great Companies -- America(SM)........  (12.98)%     N/A        N/A       (3.56)%     09/01/00
AUSA Salomon All Cap.......................   1.18%       N/A        N/A       11.07%      06/28/99
AUSA Dreyfus Mid Cap.......................  (4.80)%      N/A        N/A        4.43%      06/28/99
AUSA PBHG/NWQ Value Select.................  (2,68)%      N/A        N/A        1.49%      06/28/99
AUSA T. Rowe Price Dividend Growth.........  (5.02)%      N/A        N/A       (1.04)%     06/28/99
AUSA Transamerica Value Balanced...........   1.55%       N/A        N/A        4.35%      06/28/99
AUSA LKCM Strategic Total Return...........  (3.06)%      N/A        N/A       (0.35)%     06/28/99
AUSA Clarion Real Estate Securities........  10.06%       N/A        N/A       10.85%      06/28/99
AUSA Federated Growth & Income.............  14.67%       N/A        N/A       13.25%      06/28/99
AUSA AEGON Bond............................   7.11%       N/A        N/A        6.88%      06/28/99
AUSA Transamerica Money Market(2)..........   3.06%       N/A        N/A        4.14%      06/28/99
VIP Equity-Income Portfolio................  (6.07)%      N/A        N/A       (1.17)%     09/01/00
VIP Contrafund(R) Portfolio................  (13.25)%     N/A        N/A      (13.01)%     09/01/00
VIP Growth Opportunities Portfolio.........  (15.40)%     N/A        N/A      (19.31)%     09/01/00
S&P 500+...................................  (11.89)%   (1.03)%    10.69%      12.92%      10/02/86


+  Shows ten year performance.

(1)Not annualized.


(2)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.



       Because AUSA Janus Balanced, AUSA Conservative Asset Allocation, AUSA Moderate Asset Allocation, AUSA Moderately Aggressive Asset Allocation, AUSA Aggressive Asset Allocation, AUSA Transamerica Convertible Securities, AUSA PIMCO Total Return, AUSA Transamerica Equity, AUSA Transamerica Growth Opportunities, AUSA Transamerica U.S. Government Securities, AUSA J. P. Morgan Enhanced Index, AUSA Capital Guardian Value and AUSA Capital Guardian

U.S. Equity subaccounts commenced operations on May 1, 2002, the above Table does not reflect rates of return for these subaccounts.


                                    TABLE 2
           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN

                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                               10 YEARS     PORTFOLIO
                                                                                  OR        INCEPTION
PORTFOLIO                                      1 YEAR    3 YEARS    5 YEARS    INCEPTION      DATE
---------                                      ------    -------    -------    ---------    ---------
Munder Net50.................................  (26.09)%     N/A        N/A       (5.82)%    05/03/99
Van Kampen Emerging Growth...................  (33.83)%    5.50%     13.98%      16.12%     03/01/93
T. Rowe Price Small Cap......................  (10.52)%     N/A        N/A        4.26%     05/03/99
PBHG Mid Cap Growth..........................  (36.50)%     N/A        N/A       (1.78)%    05/03/99
Alger Aggressive Growth......................  (17.20)%   (1.91)%    11.36%      12.47%     03/01/94
Third Avenue Value...........................   5.22%     17.44%       N/A       10.60%     01/02/98
Value Line Aggressive Growth.................  (11.21)%     N/A        N/A      (12.72)%    05/01/00
American Century International...............  (24.12)%   (7.50)%      N/A       (1.17)%    01/02/97
Gabelli Global Growth........................  (10.92)%     N/A        N/A      (14.78)%    09/01/00
Great Companies -- Global(2).................  (17.58)%     N/A        N/A      (23.36)%    09/01/00
Great Companies -- Technology(SM)............  (37.51)%     N/A        N/A      (40.66)%    05/01/00
Janus Growth+................................  (28.85)%   (7.45)%     8.52%       9.31%     10/02/86
LKCM Capital Growth..........................  (39.55)%     N/A        N/A      (30.36)%    12/01/00
Goldman Sachs Growth.........................  (14.86)%     N/A        N/A       (3.63)%    05/03/99
GE U.S. Equity...............................  (9.69)%     1.37%       N/A        9.82%     01/02/97
Great Companies -- America(SM)...............  (12.98)%     N/A        N/A       (0.95)%    05/01/00
Salomon All Cap..............................   1.18%       N/A        N/A       12.32%     05/03/99
Dreyfus Mid Cap..............................  (4.80)%      N/A        N/A        4.87%     05/03/99
PBHG/NWQ Value Select........................  (2.68)%     5.92%      6.80%       8.20%     05/01/96
T. Rowe Price Dividend Growth................  (5.02)%      N/A        N/A       (1.84)%    05/03/99
Transamerica Value Balanced..................   1.55%      3.32%      6.47%       9.16%     01/03/95
LKCM Strategic Total Return..................  (3.06)%     0.88%      6.14%       8.79%     03/01/93
Clarion Real Estate Securities...............  10.06%     10.47%       N/A        3.63%     05/01/98
Federated Growth & Income....................  14.67%     11.59%     11.88%      11.09%     03/01/94
AEGON Bond+..................................   7.11%      4.22%      5.82%       5.81%     10/02/86
Transamerica Money Market(1)+................   3.06%      3.98%      4.11%       3.52%     10/02/86
Transamerica Equity(3)+......................  (18.37)%   (0.08)%    15.51%      19.21%     02/26/69
Transamerica Growth Opportunities(2)(4)......    N/A        N/A        N/A       10.79%     05/02/01
J.P. Morgan Enhanced Index(5)................  (12.77)%   (3.39)%      N/A        8.02%     05/02/97
Capital Guardian Value(6)....................   5.68%      2.03%      6.97%      10.81%     05/27/93
Capital Guardian U.S. Equity(7)..............  (4.25)%      N/A        N/A       (2.85)%    10/09/00
Transamerica U.S. Government Securities(8)...   4.15%      3.76%      5.16%       5.19%     05/13/94
VIP Equity-Income Portfolio+.................  (6.07)%     1.95%      8.25%      12.50%     10/09/86
VIP Contrafund(R) Portfolio..................  (13.25)%   (0.49)%     9.30%      14.60%     01/03/95
VIP Growth Opportunities Portfolio...........  (15.40)%  (10.54)%     2.61%       8.34%     01/03/95
S&P 500+.....................................  (11.89)%   (1.03)%    10.70%      12.94%     10/02/86


+  Shows ten year performance.

(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)Not annualized.


(3)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.


(4)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


(5)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.


(6)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.


(7)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(8)The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.



       Because Janus Balanced, Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, Aggressive Asset Allocation, Transamerica Convertible Securities and PIMCO Total Return portfolios commenced operations on May 1, 2002, the above Table does not reflect rates of return for these portfolios.



       The annualized yield for the AUSA Transamerica Money Market subaccount for the seven days ended December 31, 2001 was 1.01%.



NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT



       Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.



       The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.



       Returns are not annualized for periods under one year.



                                    TABLE 3


                      STATEMENT OF NET INVESTMENT RETURNS


                         FOR THE YEAR ENDED DECEMBER 31



                                                                                         SUBACCOUNT
                                                                                         INCEPTION
SUBACCOUNT                                                 2001       2000      1999        DATE
----------                                                ------     ------     -----    ----------
AUSA Munder Net50.......................................  (26.09)%    (1.15)%     N/A     06/28/99
AUSA Van Kampen Emerging Growth.........................  (33.83)%   (12.70)%     N/A     06/28/99
AUSA T. Rowe Price Small Cap............................  (10.52)%    (9.27)%     N/A     06/28/99
AUSA PBHG Mid Cap Growth................................  (36.50)%   (15.16)%     N/A     06/28/99
AUSA Alger Aggressive Growth............................  (17.20)%   (31.94)%     N/A     06/28/99
AUSA Third Avenue Value.................................    5.22%     34.26%      N/A     06/28/99
AUSA Value Line Aggressive Growth.......................  (11.21)%      N/A       N/A     09/01/00
AUSA American Century International.....................  (24.12)%   (15.75)%     N/A     06/28/99
AUSA Gabelli Global Growth..............................  (10.92)%      N/A       N/A     09/01/00
AUSA Great Companies -- Global(2).......................  (17.58)%      N/A       N/A     09/01/00
AUSA Great Companies -- Technology(SM)..................  (37.51)%      N/A       N/A     09/01/00

                                                                                         SUBACCOUNT
                                                                                         INCEPTION
SUBACCOUNT                                                 2001       2000      1999        DATE
----------                                                ------     ------     -----    ----------
AUSA Janus Growth.......................................  (28.85)%   (29.58)%     N/A     06/28/99
AUSA LKCM Capital Growth................................     N/A        N/A       N/A     02/09/01
AUSA Goldman Sachs Growth...............................  (14.86)%    (8.84)%     N/A     06/28/99
AUSA GE U.S. Equity.....................................   (9.69)%    (1.67)%     N/A     06/28/99
AUSA Great Companies -- America(SM).....................  (12.98)%      N/A       N/A     09/01/00
AUSA Salomon All Cap....................................    1.18%     17.24%      N/A     06/28/99
AUSA Dreyfus Mid Cap....................................   (4.80)%    11.91%      N/A     06/28/99
AUSA PBHG/NWQ Value Select..............................   (2.68)%    14.17%      N/A     06/28/99
AUSA T. Rowe Price Dividend Growth......................   (5.02)%     8.89%      N/A     06/28/99
AUSA Transamerica Value Balanced........................    1.55%     16.16%      N/A     06/28/99
AUSA LKCM Strategic Total Return........................   (3.06)%    (4.62)%     N/A     06/28/99
AUSA Clarion Real Estate Securities.....................   10.06%     28.46%      N/A     06/28/99
AUSA Federated Growth & Income..........................   14.67%     28.01%      N/A     06/28/99
AUSA AEGON Bond.........................................    7.11%      9.90%      N/A     06/28/99
AUSA Transamerica Money Market(1).......................    3.06%      5.17%      N/A     06/28/99
VIP Equity-Income Portfolio.............................   (6.07)%      N/A       N/A     09/01/00
VIP Contrafund(R) Portfolio.............................  (13.25)%      N/A       N/A     09/01/00
VIP Growth Opportunities Portfolio......................  (15.40)%      N/A       N/A     09/01/00
S&P 500.................................................  (11.89)%    (9.08)%   21.04%    12/31/90



(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.



       Because AUSA Janus Balanced, AUSA Conservative Asset Allocation, AUSA Moderate Asset Allocation, AUSA Moderately Aggressive Asset Allocation, AUSA Aggressive Asset Allocation, AUSA Transamerica Convertible Securities, AUSA PIMCO Total Return, AUSA Transamerica Equity, AUSA Transamerica Growth Opportunities, AUSA Transamerica U.S. Government Securities, AUSA J.P. Morgan Enhanced Index, AUSA Capital Guardian Value, and AUSA Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, Table 3 does not reflect year-by-year net investment returns for these subaccounts.



       Additional information regarding the investment performance of the portfolios appears in the fund prospectuses which accompany this prospectus.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

       We may compare each subaccount's performance to the performance of:

        --     other variable life issuers in general;
        --     variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc.
               ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall

               Street Journal, Business Week, Barron's, Kiplinger's Personal
               Finance, and Fortune);
           +    Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales
                charges, redemption fees or certain expense deductions at the separate account level.
        --     the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
           +    unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
        --     other types of investments, such as:
           +    certificates of deposit;
           +    savings accounts and U.S. Treasuries;
           +    certain interest rate and inflation indices (e.g., the Consumer
                Price Index); or

           + indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).


AUSA LIFE'S PUBLISHED RATINGS


       We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


       The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG, an affiliate of AUSA Life, is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and AUSA Life on behalf of its separate account went into effect April 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to AUSA Life agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

        --     55% of all premiums you make during the first Policy year, PLUS
        --     2.50% of all premiums you make during Policy years 2 through 10.

       We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $5,000. Sales commissions may also be payable on premiums paid as a result of an increase in specified amount. The sales commission payable to AUSA Life agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than 55% of all premiums you make during the year subsequent to an increase. In addition, certain production, persistency and managerial bonuses may be paid.


       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.


       We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

LEGAL MATTERS

       Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of AUSA Life.

LEGAL PROCEEDINGS

       AUSA Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on AUSA Life's ability to meet its obligations under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



       In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement filed with the SEC.



       The illustrations also will reflect the average portfolio expenses for 2001. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


EXPERTS


       The financial statements of AUSA Series Life Account at December 31, 2001 and for each of the two years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       The statutory-basis financial statements and schedules of AUSA Life at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       Actuarial matters included in this prospectus have been examined by Alan Yaeger, Vice President and Actuary of AUSA Life, as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS

       AUSA Life's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon AUSA Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


       AUSA Life's financial statements and schedules at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


ADDITIONAL INFORMATION ABOUT AUSA LIFE

       AUSA Life is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is indirectly wholly-owned by AEGON USA, Inc. AUSA Life's home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 9054, Clearwater, Florida 33758-9054.

       AUSA Life was incorporated under the name Zurich Life Insurance Company in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. AUSA Life is licensed to sell insurance in 49 states (including New
York) and in the District of Columbia. AUSA Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

AUSA LIFE'S DIRECTORS AND OFFICERS

       We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                               BOARD OF DIRECTORS


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                     POSITION WITH AUSA LIFE            DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Tom A. Schlossberg              President and Chairman of the    President (1993 - present),
 4 Manhattanville Road           Board                            Diversified Investment
 Purchase, New York 10577                                         Advisors, Purchase, New York;
                                                                  Executive Vice President
                                                                  (1983 - 1993), Mutual of New
                                                                  York, Purchase, New York.
-------------------------------------------------------------------------------------------------
 William Brown, Jr.              Director                         Management Consultant (1992 -
 14 Windward Avenue                                               present), Brownstone Management
 White Plains, New York 10605                                     Consultants, Inc., White
                                                                  Plains, New York; Vice
                                                                  President (1987 - 1992), Mutual
                                                                  of New York, Purchase, New
                                                                  York.
-------------------------------------------------------------------------------------------------
 William L. Busler               Director and Senior Vice         President, Annuity Division
 4333 Edgewood Rd., N.E.         President                        (1980 - present), AEGON USA,
 Cedar Rapids, Iowa 52499                                         Inc.
-------------------------------------------------------------------------------------------------
 Mark W. Mullin                  Director                         Director (3/02 - present),
 4 Manhattanville Road                                            President and CEO
 Purchase, New York 10577                                         (2/02 - present), Diversified
                                                                  Investment Advisors, Purchase,
                                                                  New York.
-------------------------------------------------------------------------------------------------
 Steven E. Frushtick             Director                         Partner (1961 - present)
 500 Fifth Avenue                                                 Wiener, Frushtick & Straub, New
 New York, New York 10110                                         York, New York.
-------------------------------------------------------------------------------------------------
 Peter P. Post                   Director                         Owner and President (1992 -
 415 Madison Avenue                                               present), Post & Partners,
 New York, New York 10017                                         Inc., New York, New York;
                                                                  President and Director
                                                                  (1989 - 1992), Lintas:
                                                                  Marketing Communications, New
                                                                  York, New York.
-------------------------------------------------------------------------------------------------
 Colette F. Vargas               Director and Chief Actuary       Actuary (1993 - present),
 4 Manhattanville Road                                            Diversified Investment
 Purchase, New York 10577                                         Advisors, Purchase, New York;
                                                                  Actuary (1982 - 1993), Mutual
                                                                  of New York, Purchase, New
                                                                  York.

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                     POSITION WITH AUSA LIFE            DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 Marc Abrahms                    Director                         President of Abrahms Life
 375 Willard Avenue                                               Insurance (October
 Newington, Connecticut 06111                                     1975 - present); Chairman and
                                                                  President of Abrahms Group
                                                                  Benefits (April
                                                                  1996 - present), Newington, CT.
-------------------------------------------------------------------------------------------------
 Cor H. Verhagen                 Director                         President and Director (1990 -
 51 JFK Parkway                                                   present), CORPA Reinsurance Co.
 Short Hills, New Jersey 07078                                    of America, Short Hills, New
                                                                  Jersey; President
                                                                  (1990 - 1996), International
                                                                  Life Investors Insurance
                                                                  Company, New York, New York;
                                                                  Vice President (1993 -
                                                                  present), AEGON USA, Inc.; Vice
                                                                  President (July
                                                                  1985 - present), AEGON US
                                                                  Holding Company, Short Hills,
                                                                  New Jersey.
-------------------------------------------------------------------------------------------------
 E. Kirby Warren                 Director                         Professor (1961 - 12/01),
 P.O. Box 146                                                     Columbia University School of
 Laurel Road                                                      Business, New York, New York.
 Tuxedo Park, New York 10987
-------------------------------------------------------------------------------------------------
 Robert S. Rubinstein            Director, Vice President and     Senior Vice President (July
 100 Manhattanville Road         Assistant Secretary              1993 - present), Transamerica
 Purchase, New York 10577-2135                                    Life Insurance Company of New
                                                                  York; Vice President and
                                                                  Actuary (April 1986 - July
                                                                  1993), Integrity Life Insurance
                                                                  Company, New York, New York.
-------------------------------------------------------------------------------------------------
 Robert F. Colby                 Director, Vice President,        Vice President (January 1994 -
 4 Manhattanville Road           Assistant Secretary and Counsel  present), Diversified
 Purchase, New York 10577                                         Investment Advisors.
-------------------------------------------------------------------------------------------------
 James T. Byrne, Jr.             Director                         Attorney and Financial Industry
 c/o Deutsche Bank                                                Executive; Senior Vice
 1301 Avenue of the Americas                                      President and Secretary
 8th Floor                                                        (1989 - present) of Bankers
 New York, New York 10019                                         Trust Company and Bankers Trust
                                                                  Corporation, New York, New
                                                                  York.


       The following table gives the name, address and principal occupation during the past five years of the principal officers of AUSA Life (other than officers listed above as directors).

                               PRINCIPAL OFFICERS


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                     POSITION WITH AUSA LIFE            DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Brenda K. Clancy                Treasurer                        Senior Vice President and
 4333 Edgewood Road, N.E.                                         Treasurer (1997 - present),
 Cedar Rapids, Iowa 52499                                         Vice President and Controller
                                                                  (1992 - 1997), AEGON USA, Inc.;
                                                                  Director of Transamerica
                                                                  Occidental Life Insurance
                                                                  Company (1999 - present).

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                     POSITION WITH AUSA LIFE            DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 Robert J. Kontz                 Controller                       Vice President and Controller
 4333 Edgewood Road, N.E.                                         (1990 - present), AEGON USA,
 Cedar Rapids, Iowa 52499                                         Inc.; Vice
                                                                  President - Corporate
                                                                  Accounting (1982 - 1989), Life
                                                                  Investors Insurance Company of
                                                                  America, Cedar Rapids, Iowa.
-------------------------------------------------------------------------------------------------
 Craig D. Vermie                 Secretary and Corporate Counsel  Vice President and General
 4333 Edgewood Road, N.E.                                         Counsel (1986 - present), AEGON
 Cedar Rapids, Iowa 52499                                         USA, Inc.; Director of
                                                                  Transamerica Occidental Life
                                                                  Insurance Company
                                                                  (1999 - present).


       AUSA Life holds the assets of the separate account physically segregated and apart from the general account. AUSA Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including AUSA Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

       AUSA Life established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of AUSA Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A


WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2001. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.



       Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 76-year period: investments of $1.00 in these assets would have grown to $2,279.13 and $7,860.05, respectively, by year-end 2001. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $50.66.



       The lowest-risk strategy over the past 76 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2001 period.

                                     graph

                   COMPOUND ANNUAL RATES OF RETURN BY DECADE


                           1920S*   1930S   1940S   1950S   1960S   1970S   1980S   1990S   2000S**   1992-01
                           ------   -----   -----   -----   -----   -----   -----   -----   -------   -------
Large Company............   19.2%   -0.1%    9.2%   19.4%    7.8%    5.9%   17.5%   18.2%    -10.5%     12.9%
Small Company............   -4.5     1.4    20.7    16.9    15.5    11.5    15.8    15.1       8.8      15.6
Long-Term Corp...........    5.2     6.9     2.7     1.0     1.7     6.2    13.0     8.3      11.8       8.1
Long-Term Govt...........    5.0     4.9     3.2    -0.1     1.4     5.5    12.6     9.0      12.2       8.7
Inter-Term Govt..........    4.2     4.6     1.8     1.3     3.5     7.0    11.9     7.2      10.1       6.7
Treasury Bills...........    3.7     0.6     0.4     1.9     3.9     6.3     8.9     4.9       4.9       4.6
Inflation................   -1.1    -2.0     5.4     2.2     2.5     7.4     5.1     2.9       2.5       2.5


*  Based on the period 1926-1929.


** Based on the period 2000-2001.



     Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX B


SURRENDER CHARGE PER THOUSAND

(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


               MALE       MALE       FEMALE     FEMALE
             ULTIMATE   ULTIMATE    ULTIMATE   ULTIMATE
             SELECT/    STANDARD/   SELECT/    STANDARD/
ISSUE AGE     SELECT    STANDARD     SELECT    STANDARD
---------    --------   ---------   --------   ---------
0               N/A        9.81        N/A        9.26
1               N/A        8.16        N/A        8.16
2               N/A        8.16        N/A        8.16
3               N/A        7.92        N/A        7.92
4               N/A        7.68        N/A        7.68
5               N/A        7.68        N/A        7.68
6               N/A        7.68        N/A        7.68
7               N/A        7.68        N/A        7.68
8               N/A        7.68        N/A        7.68
9               N/A        7.68        N/A        7.68
10              N/A        7.68        N/A        7.68
11              N/A        7.68        N/A        7.68
12              N/A        7.68        N/A        7.68
13              N/A        7.92        N/A        7.92
14              N/A        8.16        N/A        8.16
15              N/A        8.40        N/A        8.40
16              N/A        8.52        N/A        8.52
17              N/A        8.88        N/A        8.88
18             8.72        9.20       8.72        9.20
19             8.84        9.32       8.84        9.32
20             8.96        9.44       8.96        9.44
21             9.16        9.88       9.16        9.64
22             9.32       10.04       9.32        9.80
23             9.52       10.24       9.52       10.00
24             9.68       10.40       9.68       10.40
25             9.88       10.84       9.88       10.60
26            10.56       11.28      10.32       11.04
27            11.00       11.72      10.76       11.48
28            11.40       12.12      11.16       12.12
29            12.08       12.80      11.84       12.56
30            12.52       13.24      12.21       13.00
31            13.04       14.00      12.42       13.29
32            13.76       14.48      12.63       13.54
33            14.28       15.24      12.86       13.81
34            14.76       15.96      13.09       14.10
35            15.52       16.48      14.35       15.48
36            16.20       17.40      14.63       15.82
37            16.85       18.40      14.93       16.18
38            17.25       19.14      15.25       16.55
39            17.66       19.59      15.58       16.95

               MALE       MALE       FEMALE     FEMALE
             ULTIMATE   ULTIMATE    ULTIMATE   ULTIMATE
             SELECT/    STANDARD/   SELECT/    STANDARD/
ISSUE AGE     SELECT    STANDARD     SELECT    STANDARD
---------    --------   ---------   --------   ---------
40            20.28       20.86      17.43       19.14
41            21.64       22.38      17.85       19.64
42            23.08       23.41      18.28       20.16
43            23.90       24.20      18.74       20.71
44            24.57       25.00      19.22       21.26
45            25.27       25.90      19.74       21.91
46            26.02       26.98      20.28       22.55
47            26.81       28.48      20.85       23.24
48            27.64       29.50      21.46       23.96
49            28.53       30.59      22.11       24.72
50            29.47       32.43      22.79       25.52
51            30.47       33.78      23.52       26.37
52            31.53       35.11      24.29       27.28
53            32.66       36.53      25.12       28.24
54            33.86       38.02      26.01       29.27
55            35.13       40.50      26.95       30.37
56            36.47       42.23      27.97       31.54
57            37.90       44.07      29.06       32.80
58            39.43       45.97      30.24       34.15
59            41.05       47.98      31.52       35.62
60            42.78       49.86      32.91       37.23
61            44.63       51.98      34.43       38.99
62            46.60       54.81      36.10       40.92
63            48.69       57.00      37.93       43.03
64            50.91       57.00      39.93       45.01
65            53.28       57.00      42.10       47.10
66            55.80       57.00      44.18       49.34
67            57.00       57.00      46.38       51.67
68            57.00       57.00      48.80       54.03
69            57.00       57.00      51.47       56.60
70            57.00       57.00      54.29       57.00
71 and over   57.00       57.00      57.00       57.00

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AUSA SERIES LIFE ACCOUNT:


Report of Independent Auditors, dated January 31, 2002


Statements of Assets and Liabilities at December 31, 2001


Statements of Operations for the year ended December 31, 2001


Statements of Changes in Net Assets for the years ended December 31, 2001 and
2000


Notes to the Financial Statements


AUSA LIFE INSURANCE COMPANY, INC.


Report of Independent Auditors, dated February 15, 2002


Statutory-Basis Balance Sheets at December 31, 2001 and 2000


Statutory-Basis Statements of Operations for the years ended December 31, 2001, 2000 and 1999


Statutory-Basis Statements of Changes in Capital and Surplus for the years ended
   December 31, 2001, 2000 and 1999


Statutory-Basis Statements of Cash Flow for the years ended December 31,
   2001, 2000 and 1999


Notes to Financial Statements -- Statutory-Basis

Statutory-Basis Financial Statement Schedules


AG08300-5/2002

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Policy Owners


  of the AUSA Series Life Account


AUSA Life Insurance Company, Inc.



We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the AUSA Series Life Account (the "Separate Account," a separate account of AUSA Life Insurance Company, Inc.) as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AUSA Series Life Account at December 31, 2001, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP


Des Moines, Iowa


January 31, 2002

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                            AUSA
                                                      AUSA          AUSA         AUSA         AUSA          LKCM
                                                  J.P. MORGAN      AEGON        JANUS        JANUS       STRATEGIC
                                                  MONEY MARKET      BOND        GROWTH       GLOBAL     TOTAL RETURN
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................         304             8           78           75             4
                                                    =======       =======      =======      =======        ======
    Cost.......................................     $   304       $    96      $ 3,851      $ 2,132        $   66
                                                    =======       =======      =======      =======        ======
  Investment, at net asset value...............     $   304       $    98      $ 2,533      $ 1,382        $   63
  Dividend receivable..........................           0             0            0            0             0
  Transfers receivable from depositor..........           3             0            6            5             0
                                                    -------       -------      -------      -------        ------
    Total assets...............................         307            98        2,539        1,387            63
                                                    -------       -------      -------      -------        ------
LIABILITIES:
  Accrued expenses.............................           0             0            0            0             0
  Transfers payable to depositor...............           0             0            0            0             0
                                                    -------       -------      -------      -------        ------
    Total liabilities..........................           0             0            0            0             0
                                                    -------       -------      -------      -------        ------
    Net assets.................................     $   307       $    98      $ 2,539      $ 1,387        $   63
                                                    =======       =======      =======      =======        ======
NET ASSETS CONSISTS OF:
  Policy owners' equity........................     $   279       $    68      $ 2,539      $ 1,387        $   38
  Depositor's equity...........................          28            30            0            0            25
                                                    -------       -------      -------      -------        ------
    Net assets applicable to units
      outstanding..............................     $   307       $    98      $ 2,539      $ 1,387        $   63
                                                    =======       =======      =======      =======        ======
  Policy owners' units.........................          25             5          363          146             4
  Depositor's units............................           3             3            0            0             3
                                                    -------       -------      -------      -------        ------
    Units outstanding..........................          28             8          363          146             7
                                                    =======       =======      =======      =======        ======
    Accumulation unit value....................     $ 11.07       $ 11.82      $  6.99      $  9.53        $ 9.91
                                                    =======       =======      =======      =======        ======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                      AUSA          AUSA                      AUSA          AUSA
                                                   VAN KAMPEN      ALGER         AUSA      FEDERATED    TRANSAMERICA
                                                    EMERGING     AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                     GROWTH        GROWTH      BALANCED      INCOME       BALANCED
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................          84           116           10           13             6
                                                    =======       =======      =======      =======       =======
    Cost.......................................     $ 2,589       $ 2,557      $   130      $   183       $    85
                                                    =======       =======      =======      =======       =======
  Investment, at net asset value...............     $ 1,635       $ 1,896      $   130      $   195       $    85
  Dividend receivable..........................           0             0            0            0             0
  Transfers receivable from depositor..........           5             3            0            1             1
                                                    -------       -------      -------      -------       -------
    Total assets...............................       1,640         1,899          130          196            86
                                                    -------       -------      -------      -------       -------
LIABILITIES:
  Accrued expenses.............................           0             0            0            0             0
  Transfers payable to depositor...............           0             0            0            0             0
                                                    -------       -------      -------      -------       -------
    Total liabilities..........................           0             0            0            0             0
                                                    -------       -------      -------      -------       -------
    Net assets.................................     $ 1,640       $ 1,899      $   130      $   196       $    86
                                                    =======       =======      =======      =======       =======
NET ASSETS CONSISTS OF:
  Policy owners' equity........................     $ 1,640       $ 1,899      $   105      $   162       $    58
  Depositor's equity...........................           0             0           25           34            28
                                                    -------       -------      -------      -------       -------
    Net assets applicable to units
      outstanding..............................     $ 1,640       $ 1,899      $   130      $   196       $    86
                                                    =======       =======      =======      =======       =======
  Policy owners' units.........................         159           219           10           12             5
  Depositor's units............................           0             0            3            3             3
                                                    -------       -------      -------      -------       -------
    Units outstanding..........................         159           219           13           15             8
                                                    =======       =======      =======      =======       =======
    Accumulation unit value....................     $ 10.34       $  8.65      $ 10.02      $ 13.67       $ 11.13
                                                    =======       =======      =======      =======       =======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                                 AUSA
                                                     AUSA           AUSA           AUSA           AUSA          THIRD
                                                   C.A.S.E.         NWQ        INTERNATIONAL       GE           AVENUE
                                                    GROWTH      VALUE EQUITY      EQUITY       U.S. EQUITY      VALUE
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares..........................           7              4              8              7             17
                                                    ======        =======         ======         ======        =======
    Cost......................................      $   76        $    57         $   73         $  101        $   227
                                                    ======        =======         ======         ======        =======
  Investment, at net asset value..............      $   45        $    57         $   59         $   95        $   241
  Dividend receivable.........................           0              0              0              0              0
  Transfers receivable from depositor.........           0              0              1              0              2
                                                    ------        -------         ------         ------        -------
    Total assets..............................          45             57             60             95            243
                                                    ------        -------         ------         ------        -------
LIABILITIES:
  Accrued expenses............................           0              0              0              0              0
  Transfers payable to depositor..............           0              0              0              0              0
                                                    ------        -------         ------         ------        -------
    Total liabilities.........................           0              0              0              0              0
                                                    ------        -------         ------         ------        -------
    Net assets................................      $   45        $    57         $   60         $   95        $   243
                                                    ======        =======         ======         ======        =======
NET ASSETS CONSISTS OF:
  Policy owners' equity.......................      $   30        $    31         $   40         $   71        $   203
  Depositor's equity..........................          15             26             20             24             40
                                                    ------        -------         ------         ------        -------
    Net assets applicable to units
      outstanding.............................      $   45        $    57         $   60         $   95        $   243
                                                    ======        =======         ======         ======        =======
  Policy owners' units........................           5              3              5              7             13
  Depositor's units...........................           3              3              3              3              3
                                                    ------        -------         ------         ------        -------
    Units outstanding.........................           8              6              8             10             16
                                                    ======        =======         ======         ======        =======
    Accumulation unit value...................      $ 6.00        $ 10.38         $ 7.88         $ 9.58        $ 16.02
                                                    ======        =======         ======         ======        =======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                    AUSA          AUSA                        AUSA            AUSA
                                                 J.P. MORGAN    GOLDMAN        AUSA          T. ROWE        T. ROWE
                                                 REAL ESTATE     SACHS        MUNDER          PRICE          PRICE
                                                 SECURITIES      GROWTH       NET50      DIVIDEND GROWTH   SMALL CAP
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares..........................           6            6            5              7              14
                                                   =======       ======       ======         ======         =======
    Cost......................................     $    64       $   65       $   49         $   68         $   166
                                                   =======       ======       ======         ======         =======
  Investment, at net asset value..............     $    72       $   56       $   39         $   69         $   155
  Dividend receivable.........................           0            0            0              0               0
  Transfers receivable from depositor.........           0            1            0              1               1
                                                   -------       ------       ------         ------         -------
    Total assets..............................          72           57           39             70             156
                                                   -------       ------       ------         ------         -------
LIABILITIES:
  Accrued expenses............................           0            0            0              0               0
  Transfers payable to depositor..............           0            0            0              0               0
                                                   -------       ------       ------         ------         -------
    Total liabilities.........................           0            0            0              0               0
                                                   -------       ------       ------         ------         -------
    Net assets................................     $    72       $   57       $   39         $   70         $   156
                                                   =======       ======       ======         ======         =======
NET ASSETS CONSISTS OF:
  Policy owners' equity.......................     $    40       $   34       $   18         $   46         $   130
  Depositor's equity..........................          32           23           21             24              26
                                                   -------       ------       ------         ------         -------
    Net assets applicable to units
      outstanding.............................     $    72       $   57       $   39         $   70         $   156
                                                   =======       ======       ======         ======         =======
  Policy owners' units........................           3            4            2              5              12
  Depositor's units...........................           3            3            3              3               3
                                                   -------       ------       ------         ------         -------
    Units outstanding.........................           6            7            5              8              15
                                                   =======       ======       ======         ======         =======
    Accumulation unit value...................     $ 12.95       $ 9.27       $ 8.29         $ 9.74         $ 10.46
                                                   =======       ======       ======         ======         =======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                                                             AUSA
                                             AUSA            AUSA           AUSA            AUSA             GREAT
                                            SALOMON     PILGRIM BAXTER    DREYFUS        VALUE LINE       COMPANIES -
                                            ALL CAP     MID CAP GROWTH    MID CAP     AGGRESSIVE GROWTH   AMERICA(SM)
                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...................          29             79             10               2                7
                                            =======        =======        =======          ======           ======
    Cost...............................     $   368        $ 1,060        $   112          $   25           $   73
                                            =======        =======        =======          ======           ======
  Investment, at net asset value.......     $   374        $   764        $   114          $   18           $   74
  Dividend receivable..................           0              0              0               0                0
  Transfers receivable from
    depositor..........................           1              2              0               0                0
                                            -------        -------        -------          ------           ------
    Total assets.......................         375            766            114              18               74
                                            -------        -------        -------          ------           ------
LIABILITIES:
  Accrued expenses.....................           0              0              0               0                0
  Transfers payable to depositor.......           0              0              0               0                0
                                            -------        -------        -------          ------           ------
    Total liabilities..................           0              0              0               0                0
                                            -------        -------        -------          ------           ------
    Net assets.........................     $   375        $   766        $   114          $   18           $   74
                                            =======        =======        =======          ======           ======
NET ASSETS CONSISTS OF:
  Policy owners' equity................     $   342        $   743        $    87          $    0           $   50
  Depositor's equity...................          33             23             27              18               24
                                            -------        -------        -------          ------           ------
    Net assets applicable to units
      outstanding......................     $   375        $   766        $   114          $   18           $   74
                                            =======        =======        =======          ======           ======
  Policy owners' units.................          26             80              8               0                5
  Depositor's units....................           3              3              3               3                3
                                            -------        -------        -------          ------           ------
    Units outstanding..................          29             83             11               3                8
                                            =======        =======        =======          ======           ======
    Accumulation unit value............     $ 13.01        $  9.29        $ 11.15          $ 7.27           $ 9.41
                                            =======        =======        =======          ======           ======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                                    AUSA            AUSA          AUSA          AUSA
                                                                    GREAT           GREAT       GABELLI         LKCM
                                                                 COMPANIES -     COMPANIES -     GLOBAL        CAPITAL
                                                               TECHNOLOGY (SM)    GLOBAL(2)      GROWTH        GROWTH
                                                                 SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT(1)
ASSETS:
  Investment in securities:
    Number of shares........................................            12              4            20              2
                                                                    ======         ======        ======         ======
    Cost....................................................        $   63         $   34        $  170         $   25
                                                                    ======         ======        ======         ======
  Investment, at net asset value............................        $   53         $   28        $  163         $   16
  Dividend receivable.......................................             0              0             0              0
  Transfers receivable from depositor.......................             0              2             1              0
                                                                    ------         ------        ------         ------
    Total assets............................................            53             30           164             16
                                                                    ------         ------        ------         ------
LIABILITIES:
  Accrued expenses..........................................             0              0             0              0
  Transfers payable to depositor............................             0              0             0              0
                                                                    ------         ------        ------         ------
    Total liabilities.......................................             0              0             0              0
                                                                    ------         ------        ------         ------
    Net assets..............................................        $   53         $   30        $  164         $   16
                                                                    ======         ======        ======         ======
NET ASSETS CONSISTS OF:
  Policy owners' equity.....................................        $   44         $   12        $  144         $    0
  Depositor's equity........................................             9             18            20             16
                                                                    ------         ------        ------         ------
    Net assets applicable to units outstanding..............        $   53         $   30        $  164         $   16
                                                                    ======         ======        ======         ======
  Policy owners' units......................................            11              2            18              0
  Depositor's units.........................................             3              3             3              3
                                                                    ------         ------        ------         ------
    Units outstanding.......................................            14              5            21              3
                                                                    ======         ======        ======         ======
    Accumulation unit value.................................        $ 3.78         $ 7.02        $ 8.08         $ 6.59
                                                                    ======         ======        ======         ======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2001


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                               FIDELITY VIP III
                                                                    GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                                OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares........................................             4                 4                4
                                                                    ======            ======           ======
    Cost....................................................        $   73            $   87           $   95
                                                                    ======            ======           ======
  Investment, at net asset value............................        $   66            $   84           $   94
  Dividend receivable.......................................             0                 0                0
  Transfers receivable from depositor.......................             0                 1                0
                                                                    ------            ------           ------
    Total assets............................................            66                85               94
                                                                    ------            ------           ------
LIABILITIES:
  Accrued expenses..........................................             0                 0                0
  Transfers payable to depositor............................             0                 0                0
                                                                    ------            ------           ------
    Total liabilities.......................................             0                 0                0
                                                                    ------            ------           ------
    Net assets..............................................        $   66            $   85           $   94
                                                                    ======            ======           ======
NET ASSETS CONSISTS OF:
  Policy owners' equity.....................................        $   49            $   65           $   70
  Depositor's equity........................................            17                20               24
                                                                    ------            ------           ------
    Net assets applicable to units outstanding..............        $   66            $   85           $   94
                                                                    ======            ======           ======
  Policy owners' units......................................             7                 8                7
  Depositor's units.........................................             3                 3                3
                                                                    ------            ------           ------
    Units outstanding.......................................            10                11               10
                                                                    ======            ======           ======
    Accumulation unit value.................................        $ 6.99            $ 7.93           $ 9.80
                                                                    ======            ======           ======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                            AUSA
                                                      AUSA          AUSA         AUSA         AUSA          LKCM
                                                  J.P. MORGAN      AEGON        JANUS        JANUS       STRATEGIC
                                                  MONEY MARKET      BOND        GROWTH       GLOBAL     TOTAL RETURN
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income..............................      $   7         $   0        $    0       $   12         $  0
                                                     -----         -----        ------       ------         ----
EXPENSES:
  Mortality and expense risk...................          2             0            18           11            0
                                                     -----         -----        ------       ------         ----
    Net investment income (loss)...............          5             0           (18)           1            0
                                                     -----         -----        ------       ------         ----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities......................          0             0          (149)        (104)          (1)
  Realized gain distributions..................          0             0            77            0            0
  Change in unrealized appreciation
    (depreciation).............................          0             2          (493)        (229)           0
                                                     -----         -----        ------       ------         ----
    Net gain (loss) on investment securities...          0             2          (565)        (333)          (1)
                                                     -----         -----        ------       ------         ----
      Net increase (decrease) in net assets
         resulting from operations.............      $   5         $   2        $ (583)      $ (332)        $ (1)
                                                     =====         =====        ======       ======         ====



                                                      AUSA          AUSA                      AUSA          AUSA
                                                   VAN KAMPEN      ALGER         AUSA      FEDERATED    TRANSAMERICA
                                                    EMERGING     AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                     GROWTH        GROWTH      BALANCED      INCOME       BALANCED
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income..............................      $    1        $    0       $    0       $   2          $  1
                                                     ------        ------       ------       -----          ----
EXPENSES:
  Mortality and expense risk...................          12            14            1           1             0
                                                     ------        ------       ------       -----          ----
    Net investment income (loss)...............         (11)          (14)          (1)          1             1
                                                     ------        ------       ------       -----          ----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities......................        (154)         (114)           0           2            (1)
  Realized gain distributions..................          25             0            0           0             0
  Change in unrealized appreciation
    (depreciation).............................        (381)         (112)          (1)          9            (1)
                                                     ------        ------       ------       -----          ----
    Net gain (loss) on investment securities...        (510)         (226)          (1)         11            (2)
                                                     ------        ------       ------       -----          ----
      Net increase (decrease) in net assets
         resulting from operations.............      $ (521)       $ (240)      $   (2)      $  12          $ (1)
                                                     ======        ======       ======       =====          ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                                AUSA
                                                AUSA           AUSA           AUSA             AUSA            THIRD
                                              C.A.S.E.         NWQ        INTERNATIONAL         GE             AVENUE
                                               GROWTH      VALUE EQUITY      EQUITY         U.S. EQUITY        VALUE
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:

  Dividend income.........................      $   5          $  0           $   1            $  0             $  0
                                                -----          ----           -----            ----             ----

EXPENSES:

  Mortality and expense risk..............          0             0               0               1                1
                                                -----          ----           -----            ----             ----

    Net investment income (loss)..........          5             0               1              (1)              (1)
                                                -----          ----           -----            ----             ----

REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on sale of
    investment securities.................         (6)            0              (1)             (2)               8

  Realized gain distributions.............          0             0               0               1                0

  Change in unrealized appreciation
    (depreciation)........................        (15)           (1)            (10)             (4)               2
                                                -----          ----           -----            ----             ----

    Net gain (loss) on investment
      securities..........................        (21)           (1)            (11)             (5)              10
                                                -----          ----           -----            ----             ----

      Net increase (decrease) in net
         assets resulting from
         operations.......................      $ (16)         $ (1)          $ (10)           $ (6)            $  9
                                                =====          ====           =====            ====             ====



                                                AUSA           AUSA                            AUSA             AUSA
                                             J.P. MORGAN     GOLDMAN          AUSA            T. ROWE         T. ROWE
                                             REAL ESTATE      SACHS          MUNDER            PRICE           PRICE
                                             SECURITIES       GROWTH          NET50       DIVIDEND GROWTH    SMALL CAP
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:

  Dividend income.........................      $   1          $  0           $   0            $  0             $  0
                                                -----          ----           -----            ----             ----

EXPENSES:

  Mortality and expense risk..............          0             0               0               1                1
                                                -----          ----           -----            ----             ----

    Net investment income (loss)..........          1             0               0              (1)              (1)
                                                -----          ----           -----            ----             ----

REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on sale of
    investment securities.................          2             0               0               2                0

  Realized gain distributions.............          0             0               0               0                0

  Change in unrealized appreciation
    (depreciation)........................          2            (8)            (11)             (3)              (8)
                                                -----          ----           -----            ----             ----

    Net gain (loss) on investment
      securities..........................          4            (8)            (11)             (1)              (8)
                                                -----          ----           -----            ----             ----

      Net increase (decrease) in net
         assets resulting from
         operations.......................      $   5          $ (8)          $ (11)           $ (2)            $ (9)
                                                =====          ====           =====            ====             ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                                                                                 AUSA
                                             AUSA            AUSA             AUSA              AUSA             GREAT
                                           SALOMON      PILGRIM BAXTER      DREYFUS          VALUE LINE       COMPANIES -
                                           ALL CAP      MID CAP GROWTH      MID CAP       AGGRESSIVE GROWTH   AMERICA(SM)
                                          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:

  Dividend income......................      $  3           $    0            $  1              $  0             $  0
                                             ----           ------            ----              ----             ----

EXPENSES:

  Mortality and expense risk...........         1                5               1                 0                1
                                             ----           ------            ----              ----             ----

    Net investment income (loss).......         2               (5)              0                 0               (1)
                                             ----           ------            ----              ----             ----

REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on sale of
    investment securities..............         4              (58)              0                 0               (1)

  Realized gain distributions..........         0                0               0                 0                0

  Change in unrealized appreciation
    (depreciation).....................        (1)            (165)             (2)               (2)              (1)
                                             ----           ------            ----              ----             ----

    Net gain (loss) on investment
      securities.......................         3             (223)             (2)               (2)              (2)
                                             ----           ------            ----              ----             ----

      Net increase (decrease) in net
         assets resulting from
         operations....................      $  5           $ (228)           $ (2)             $ (2)            $ (3)
                                             ====           ======            ====              ====             ====



                                              AUSA             AUSA
                                             GREAT            GREAT             AUSA              AUSA
                                          COMPANIES -      COMPANIES -     GABELLI GLOBAL         LKCM
                                         TECHNOLOGY(SM)     GLOBAL(2)          GROWTH        CAPITAL GROWTH
                                           SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(1)
INVESTMENT INCOME:

  Dividend income......................       $  0            $    0            $  0              $  0
                                              ----            ------            ----              ----

EXPENSES:

  Mortality and expense risk...........          0                 0               1                 0
                                              ----            ------            ----              ----

    Net investment income (loss).......          0                 0              (1)                0
                                              ----            ------            ----              ----

REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on sale of
    investment securities..............         (5)               (1)             (3)                0

  Realized gain distributions..........          0                 0               0                 0

  Change in unrealized appreciation
    (depreciation).....................          0                (2)             (4)               (9)
                                              ----            ------            ----              ----

    Net gain (loss) on investment
      securities.......................         (5)               (3)             (7)               (9)
                                              ----            ------            ----              ----

      Net increase (decrease) in net
         assets resulting from
         operations....................       $ (5)           $   (3)           $ (8)             $ (9)
                                              ====            ======            ====              ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 2001


(ALL AMOUNTS IN THOUSANDS)



                                                               FIDELITY VIP III
                                                                    GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                                OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:

  Dividend income...........................................         $  0              $  0             $  0
                                                                     ----              ----             ----

EXPENSES:

  Mortality and expense risk................................            0                 0                0
                                                                     ----              ----             ----

    Net investment income (loss)............................            0                 0                0
                                                                     ----              ----             ----

REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on sale of
    investment securities...................................           (2)               (4)               0

  Realized gain distributions...............................            0                 1                1

  Change in unrealized appreciation
    (depreciation)..........................................           (3)               (1)              (2)
                                                                     ----              ----             ----

    Net gain (loss) on investment securities................           (5)               (4)              (1)
                                                                     ----              ----             ----

      Net increase (decrease) in net assets resulting from
         operations.........................................         $ (5)             $ (4)            $ (1)
                                                                     ====              ====             ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA             AUSA              AUSA
                                                        J.P. MORGAN         AEGON             JANUS
                                                       MONEY MARKET         BOND             GROWTH
                                                        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                      ---------------   -------------   -----------------
                                                       DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                      ---------------   -------------   -----------------
                                                       2001     2000    2001    2000     2001      2000
                                                      ------   ------   -----   -----   -------   -------
OPERATIONS:

  Net investment income (loss).....................   $    5   $    2   $  0    $  1    $   (18)  $   256

  Net gain (loss) on investment securities.........        0        0      2       2       (565)     (849)
                                                      ------   ------   ----    ----    -------   -------

  Net increase (decrease) in net assets resulting
    from operations................................        5        2      2       3       (583)     (593)
                                                      ------   ------   ----    ----    -------   -------

CAPITAL UNIT TRANSACTIONS:

  Proceeds from units sold (transferred)...........      224      115     72       4      1,956     2,148
                                                      ------   ------   ----    ----    -------   -------

  Less cost of units redeemed:

    Administrative charges.........................       37       32      7       1        473       289

    Policy loans...................................        0        0      0       0          0        12

    Surrender benefits.............................        0        0      0       0         12         6

    Death benefits.................................        0        0      0       0          1         0
                                                      ------   ------   ----    ----    -------   -------

                                                          37       32      7       1        486       307
                                                      ------   ------   ----    ----    -------   -------

    Increase (decrease) in net assets from
      capital unit transactions....................      187       83     65       3      1,470     1,841
                                                      ------   ------   ----    ----    -------   -------

    Net increase (decrease) in net assets..........      192       85     67       6        887     1,248

  Depositor's equity contribution (net
    redemption)....................................        0        0      0       0          0         0

NET ASSETS:

  Beginning of year................................      115       30     31      25      1,652       404
                                                      ------   ------   ----    ----    -------   -------

  End of year......................................   $  307   $  115   $ 98    $ 31    $ 2,539   $ 1,652
                                                      ======   ======   ====    ====    =======   =======

UNIT ACTIVITY:

  Units outstanding - beginning of year............       11        3      3       3        168        29

  Units issued.....................................      183      378      6       0        335       198

  Units redeemed...................................     (166)    (370)    (1)      0       (140)      (59)
                                                      ------   ------   ----    ----    -------   -------

  Units outstanding - end of year..................       28       11      8       3        363       168
                                                      ======   ======   ====    ====    =======   =======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                              AUSA
                                                            AUSA              LKCM              AUSA
                                                            JANUS           STRATEGIC        VAN KAMPEN
                                                           GLOBAL         TOTAL RETURN     EMERGING GROWTH
                                                         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                      -----------------   -------------   -----------------
                                                        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                      -----------------   -------------   -----------------
                                                       2001      2000     2001    2000     2001      2000
                                                      -------   -------   -----   -----   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $     1   $   283   $  0    $  3    $   (11)  $   313
  Net gain (loss) on investment securities.........      (333)     (554)    (1)     (4)      (510)     (583)
                                                      -------   -------   ----    ----    -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................      (332)     (271)    (1)     (1)      (521)     (270)
                                                      -------   -------   ----    ----    -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........       757     1,460     33      12      1,295     1,499
                                                      -------   -------   ----    ----    -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       247       193      7       3        311       176
    Policy loans...................................         0         6      0       0          0         2
    Surrender benefits.............................        13         2      0       0          7         2
    Death benefits.................................         1         0      0       0          1         0
                                                      -------   -------   ----    ----    -------   -------
                                                          261       201      7       3        319       180
                                                      -------   -------   ----    ----    -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       496     1,259     26       9        976     1,319
                                                      -------   -------   ----    ----    -------   -------
    Net increase (decrease) in net assets..........       164       988     25       8        455     1,049
  Depositor's equity contribution
    (net redemption)...............................         0         0      0       0          0         0
NET ASSETS:
  Beginning of year................................     1,223       235     38      30      1,185       136
                                                      -------   -------   ----    ----    -------   -------
  End of year......................................   $ 1,387   $ 1,223   $ 63    $ 38    $ 1,640   $ 1,185
                                                      =======   =======   ====    ====    =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        98        15      4       3         76         8
  Units issued.....................................       109       117      4       2        148        94
  Units redeemed...................................       (61)      (34)    (1)     (1)       (65)      (26)
                                                      -------   -------   ----    ----    -------   -------
  Units outstanding - end of year..................       146        98      7       4        159        76
                                                      =======   =======   ====    ====    =======   =======



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                            AUSA              AUSA             AUSA
                                                            ALGER            AEGON          FEDERATED
                                                      AGGRESSIVE GROWTH     BALANCED     GROWTH & INCOME
                                                         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                      -----------------   ------------   ----------------
                                                        DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                      -----------------   ------------   ----------------
                                                       2001      2000     2001    2000    2001      2000
                                                      -------   -------   -----   ----   -------   ------
OPERATIONS:
  Net investment income (loss).....................   $   (14)  $   168   $  (1)  $  0    $   1     $  1
  Net gain (loss) on investment securities.........      (226)     (571)     (1)     3       11        6
                                                      -------   -------   -----   ----    -----     ----
  Net increase (decrease) in net assets resulting
    from operations................................      (240)     (403)     (2)     3       12        7
                                                      -------   -------   -----   ----    -----     ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     1,252     1,607      90     35      170        4
                                                      -------   -------   -----   ----    -----     ----
  Less cost of units redeemed:
    Administrative charges.........................       332       200      19      5       20        0
    Policy loans...................................         0         7       0      1        0        0
    Surrender benefits.............................         8         4       0      0        0        0
    Death benefits.................................         1         0       0      0        0        0
                                                      -------   -------   -----   ----    -----     ----
                                                          341       211      19      6       20        0
                                                      -------   -------   -----   ----    -----     ----
    Increase (decrease) in net assets from capital
      unit transactions............................       911     1,396      71     29      150        4
                                                      -------   -------   -----   ----    -----     ----
    Net increase (decrease) in net assets..........       671       993      69     32      162       11
  Depositor's equity contribution
    (net redemption)...............................         0         0       0      0        0        0
NET ASSETS:
  Beginning of year................................     1,228       235      61     29       34       23
                                                      -------   -------   -----   ----    -----     ----
  End of year......................................   $ 1,899   $ 1,228   $ 130   $ 61    $ 196     $ 34
                                                      =======   =======   =====   ====    =====     ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       117        15       6      3        3        3
  Units issued.....................................       190       143      12      7       16        0
  Units redeemed...................................       (88)      (41)     (5)    (4)      (4)       0
                                                      -------   -------   -----   ----    -----     ----
  Units outstanding - end of year..................       219       117      13      6       15        3
                                                      =======   =======   =====   ====    =====     ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA             AUSA            AUSA
                                                       TRANSAMERICA       C.A.S.E.           NWQ
                                                      VALUE BALANCED       GROWTH       VALUE EQUITY
                                                        SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                      ---------------   -------------   -------------
                                                       DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                      ---------------   -------------   -------------
                                                       2001     2000    2001    2000    2001    2000
                                                      ------   ------   -----   -----   -----   -----
OPERATIONS:
  Net investment income (loss).....................    $  1     $  2    $   5   $   7   $  0    $  1
  Net gain (loss) on investment securities.........      (2)       3      (21)    (17)    (1)      3
                                                       ----     ----    -----   -----   ----    ----
  Net increase (decrease) in net assets resulting
    from operations................................      (1)       5      (16)    (10)    (1)      4
                                                       ----     ----    -----   -----   ----    ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      59        6       26      21     35       0
                                                       ----     ----    -----   -----   ----    ----
  Less cost of units redeemed:
    Administrative charges.........................       7        1        6       4      4       0
    Policy loans...................................       0        0        0       0      0       0
    Surrender benefits.............................       0        0        0       1      0       0
    Death benefits.................................       0        0        0       0      0       0
                                                       ----     ----    -----   -----   ----    ----
                                                          7        1        6       5      4       0
                                                       ----     ----    -----   -----   ----    ----
    Increase (decrease) in net assets from capital
      unit transactions............................      52        5       20      16     31       0
                                                       ----     ----    -----   -----   ----    ----
    Net increase (decrease) in net assets..........      51       10        4       6     30       4

  Depositor's equity contribution (net
    redemption)....................................       0        0        0       0      0       0
NET ASSETS:
  Beginning of year................................      35       25       41      35     27      23
                                                       ----     ----    -----   -----   ----    ----
  End of year......................................    $ 86     $ 35    $  45   $  41   $ 57    $ 27
                                                       ====     ====    =====   =====   ====    ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       3        3        5       3      3       3
  Units issued.....................................       7        1        5       3      4       0
  Units redeemed...................................      (2)      (1)      (2)     (1)    (1)      0
                                                       ----     ----    -----   -----   ----    ----
  Units outstanding - end of year..................       8        3        8       5      6       3
                                                       ====     ====    =====   =====   ====    ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                  AUSA             AUSA
                                                              AUSA                 GE          THIRD AVENUE
                                                      INTERNATIONAL EQUITY     U.S. EQUITY        VALUE
                                                           SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                                      ---------------------   -------------   --------------
                                                          DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                      ---------------------   -------------   --------------
                                                        2001        2000      2001    2000     2001    2000
                                                      ---------   ---------   -----   -----   ------   -----
OPERATIONS:
  Net investment income (loss).....................     $   1       $   4     $  (1)  $   1   $   (1)  $   1
  Net gain (loss) on investment securities.........       (11)         (9)       (5)     (2)      10      10
                                                        -----       -----     -----   -----   ------   -----
  Net increase (decrease) in net assets resulting
    from operations................................       (10)         (5)       (6)     (1)       9      11
                                                        -----       -----     -----   -----   ------   -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........        45           2        55      32      195      28
                                                        -----       -----     -----   -----   ------   -----
  Less cost of units redeemed:
    Administrative charges.........................         5           0        10       5       25       3
    Policy loans...................................         0           0         0       0        0       0
    Surrender benefits.............................         0           0         0       0        1       0
    Death benefits.................................         0           0         0       0        0       0
                                                        -----       -----     -----   -----   ------   -----
                                                            5           0        10       5       26       3
                                                        -----       -----     -----   -----   ------   -----
    Increase (decrease) in net assets from capital
      unit transactions............................        40           2        45      27      169      25
                                                        -----       -----     -----   -----   ------   -----
    Net increase (decrease) in net assets..........        30          (3)       39      26      178      36

  Depositor's equity contribution (net
    redemption)....................................         0           0         0       0        0       0
NET ASSETS:
  Beginning of year................................        30          33        56      30       65      29
                                                        -----       -----     -----   -----   ------   -----
  End of year......................................     $  60       $  30     $  95   $  56   $  243   $  65
                                                        =====       =====     =====   =====   ======   =====
UNIT ACTIVITY:
  Units outstanding - beginning of year............         3           3         5       3        4       3
  Units issued.....................................         6           0         8       3       17       2
  Units redeemed...................................        (1)          0        (3)     (1)      (5)     (1)
                                                        -----       -----     -----   -----   ------   -----
  Units outstanding - end of year..................         8           3        10       5       16       4
                                                        =====       =====     =====   =====   ======   =====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                               AUSA                 AUSA            AUSA
                                                            J.P. MORGAN         GOLDMAN SACHS      MUNDER
                                                      REAL ESTATE SECURITIES       GROWTH          NET50
                                                            SUBACCOUNT           SUBACCOUNT      SUBACCOUNT
                                                      -----------------------   -------------   ------------
                                                           DECEMBER 31,         DECEMBER 31,    DECEMBER 31,
                                                      -----------------------   -------------   ------------
                                                         2001         2000      2001    2000    2001    2000
                                                      ----------   ----------   -----   -----   -----   ----
OPERATIONS:
  Net investment income (loss).....................      $  1         $  0      $  0    $  0    $   0   $  1
  Net gain (loss) on investment securities.........         4            7        (8)     (4)     (11)    (1)
                                                         ----         ----      ----    ----    -----   ----
  Net increase (decrease) in net assets resulting
    from operations................................         5            7        (8)     (4)     (11)     0
                                                         ----         ----      ----    ----    -----   ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........        38            2        28      18       13     11
                                                         ----         ----      ----    ----    -----   ----
  Less cost of units redeemed:
    Administrative charges.........................         5            1         7       4        3      2
    Policy loans...................................         0            0         0       2        0      0
    Surrender benefits.............................         0            0         0       0        0      0
    Death benefits.................................         0            0         0       0        0      0
                                                         ----         ----      ----    ----    -----   ----
                                                            5            1         7       6        3      2
                                                         ----         ----      ----    ----    -----   ----
    Increase (decrease) in net assets from capital
      unit transactions............................        33            1        21      12       10      9
                                                         ----         ----      ----    ----    -----   ----
    Net increase (decrease) in net assets..........        38            8        13       8       (1)     9

  Depositor's equity contribution (net
    redemption)....................................         0            0         0       0        0      0
NET ASSETS:
  Beginning of year................................        34           26        44      36       40     31
                                                         ----         ----      ----    ----    -----   ----
  End of year......................................      $ 72         $ 34      $ 57    $ 44    $  39   $ 40
                                                         ====         ====      ====    ====    =====   ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............         3            3         4       3        4      3
  Units issued.....................................         4            0         5       2        2      1
  Units redeemed...................................        (1)           0        (2)     (1)      (1)     0
                                                         ----         ----      ----    ----    -----   ----
  Units outstanding - end of year..................         6            3         7       4        5      4
                                                         ====         ====      ====    ====    =====   ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA              AUSA            AUSA
                                                       T. ROWE PRICE    T. ROWE PRICE      SALOMON
                                                      DIVIDEND GROWTH     SMALL CAP        ALL CAP
                                                        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                      ---------------   --------------   ------------
                                                       DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                      ---------------   --------------   ------------
                                                       2001     2000     2001    2000    2001    2000
                                                      ------   ------   ------   -----   -----   ----
OPERATIONS:
  Net investment income (loss).....................    $ (1)    $  0    $  (1)   $  0    $   2   $  0
  Net gain (loss) on investment securities.........      (1)       4       (8)     (8)       3      6
                                                       ----     ----    -----    ----    -----   ----
  Net increase (decrease) in net assets resulting
    from operations................................      (2)       4       (9)     (8)       5      6
                                                       ----     ----    -----    ----    -----   ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      27       20       82      69      337     44
                                                       ----     ----    -----    ----    -----   ----
  Less cost of units redeemed:
    Administrative charges.........................       6        3       16       6       44      3
    Policy loans...................................       0        0        0       0        0      0
    Surrender benefits.............................       0        0        0       2        1      0
    Death benefits.................................       0        0        0       0        0      0
                                                       ----     ----    -----    ----    -----   ----
                                                          6        3       16       8       45      3
                                                       ----     ----    -----    ----    -----   ----
    Increase (decrease) in net assets from capital
      unit transactions............................      21       17       66      61      292     41
                                                       ----     ----    -----    ----    -----   ----
    Net increase (decrease) in net assets..........      19       21       57      53      297     47
  Depositor's equity contribution (net
    redemption)....................................       0        0        0       0        0      0
NET ASSETS:
  Beginning of year................................      51       30       99      46       78     31
                                                       ----     ----    -----    ----    -----   ----
  End of year......................................    $ 70     $ 51    $ 156    $ 99    $ 375   $ 78
                                                       ====     ====    =====    ====    =====   ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       5        3        8       4        6      3
  Units issued.....................................       4        3       10       6       30      3
  Units redeemed...................................      (1)      (1)      (3)     (2)      (7)     0
                                                       ----     ----    -----    ----    -----   ----
  Units outstanding - end of year..................       8        5       15       8       29      6
                                                       ====     ====    =====    ====    =====   ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA             AUSA              AUSA
                                                      PILGRIM BAXTER      DREYFUS          VALUE LINE
                                                      MID CAP GROWTH      MID CAP      AGGRESSIVE GROWTH
                                                        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                      ---------------   ------------   ------------------
                                                       DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                      ---------------   ------------   ------------------
                                                       2001     2000    2001    2000    2001     2000(1)
                                                      ------   ------   -----   ----   -------   --------
OPERATIONS:
  Net investment income (loss).....................   $   (5)  $    0   $   0   $  1    $  0       $  0
  Net gain (loss) on investment securities.........     (223)    (123)     (2)     3      (2)        (5)
                                                      ------   ------   -----   ----    ----       ----
  Net increase (decrease) in net assets resulting
    from operations................................     (228)    (123)     (2)     4      (2)        (5)
                                                      ------   ------   -----   ----    ----       ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      694      569      72     29       0          0
                                                      ------   ------   -----   ----    ----       ----
  Less cost of units redeemed:
    Administrative charges.........................      149       40      16      5       0          0
    Policy loans...................................        0        0       0      1       0          0
    Surrender benefits.............................        2        0       0      1       0          0
    Death benefits.................................        1        0       0      0       0          0
                                                      ------   ------   -----   ----    ----       ----
                                                         152       40      16      7       0          0
                                                      ------   ------   -----   ----    ----       ----
    Increase (decrease) in net assets from capital
      unit transactions............................      542      529      56     22       0          0
                                                      ------   ------   -----   ----    ----       ----
    Net increase (decrease) in net assets..........      314      406      54     26      (2)        (5)

  Depositor's equity contribution (net
    redemption)....................................        0        0       0      0       0         25
NET ASSETS:
  Beginning of year................................      452       46      60     34      20          0
                                                      ------   ------   -----   ----    ----       ----
  End of year......................................   $  766   $  452   $ 114   $ 60    $ 18       $ 20
                                                      ======   ======   =====   ====    ====       ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       31        3       5      3       3          0
  Units issued.....................................       86       36       9      3       0          3
  Units redeemed...................................      (34)      (8)     (3)    (1)      0          0
                                                      ------   ------   -----   ----    ----       ----
  Units outstanding - end of year..................       83       31      11      5       3          3
                                                      ======   ======   =====   ====    ====       ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA             AUSA              AUSA
                                                          GREAT             GREAT            GREAT
                                                       COMPANIES -       COMPANIES -      COMPANIES -
                                                       AMERICA(SM)     TECHNOLOGY(SM)      GLOBAL(2)
                                                        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                      --------------   ---------------   --------------
                                                       DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                      --------------   ---------------   --------------
                                                      2001   2000(1)   2001    2000(1)   2001   2000(1)
                                                      ----   -------   -----   -------   ----   -------
OPERATIONS:
  Net investment income (loss).....................   $ (1)    $  0    $  0     $   0    $  0     $  0
  Net gain (loss) on investment securities.........     (2)       2      (5)      (10)     (3)      (4)
                                                      ----     ----    ----     -----    ----     ----
  Net increase (decrease) in net assets resulting
    from operations................................     (3)       2      (5)      (10)     (3)      (4)
                                                      ----     ----    ----     -----    ----     ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     53        2      45         0      14        0
                                                      ----     ----    ----     -----    ----     ----
  Less cost of units redeemed:
    Administrative charges.........................      5        0       2         0       2        0
    Policy loans...................................      0        0       0         0       0        0
    Surrender benefits.............................      0        0       0         0       0        0
    Death benefits.................................      0        0       0         0       0        0
                                                      ----     ----    ----     -----    ----     ----
                                                         5        0       2         0       2        0
                                                      ----     ----    ----     -----    ----     ----
    Increase (decrease) in net assets from capital
      unit transactions............................     48        2      43         0      12        0
                                                      ----     ----    ----     -----    ----     ----
    Net increase (decrease) in net assets..........     45        4      38       (10)      9       (4)
  Depositor's equity contribution (net
    redemption)....................................      0       25       0        25       0       25
NET ASSETS:
  Beginning of year................................     29        0      15         0      21        0
                                                      ----     ----    ----     -----    ----     ----
  End of year......................................   $ 74     $ 29    $ 53     $  15    $ 30     $ 21
                                                      ====     ====    ====     =====    ====     ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............      3        0       3         0       3        0
  Units issued.....................................      6        3      12         3       3        3
  Units redeemed...................................     (1)       0      (1)        0      (1)       0
                                                      ----     ----    ----     -----    ----     ----
  Units outstanding - end of year..................      8        3      14         3       5        3
                                                      ====     ====    ====     =====    ====     ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                           AUSA              AUSA
                                                          GABELLI            LKCM
                                                       GLOBAL GROWTH    CAPITAL GROWTH
                                                        SUBACCOUNT        SUBACCOUNT
                                                      ---------------   --------------
                                                       DECEMBER 31,      DECEMBER 31,
                                                      ---------------   --------------
                                                      2001    2000(1)      2001(1)
                                                      -----   -------      -------
OPERATIONS:
  Net investment income (loss).....................   $  (1)    $  0         $  0
  Net gain (loss) on investment securities.........      (7)      (3)          (9)
                                                      -----     ----         ----
  Net increase (decrease) in net assets resulting
    from operations................................      (8)      (3)          (9)
                                                      -----     ----         ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     152       19            0
                                                      -----     ----         ----
  Less cost of units redeemed:
    Administrative charges.........................      20        1            0
    Policy loans...................................       0        0            0
    Surrender benefits.............................       0        0            0
    Death benefits.................................       0        0            0
                                                      -----     ----         ----
                                                         20        1            0
                                                      -----     ----         ----
    Increase (decrease) in net assets from capital
      unit transactions............................     132       18            0
                                                      -----     ----         ----
    Net increase (decrease) in net assets..........     124       15           (9)
  Depositor's equity contribution (net
    redemption)....................................       0       25           25
NET ASSETS:
  Beginning of year................................      40        0            0
                                                      -----     ----         ----
  End of year......................................   $ 164     $ 40         $ 16
                                                      =====     ====         ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       4        0            0
  Units issued.....................................      22        4            3
  Units redeemed...................................      (5)       0            0
                                                      -----     ----         ----
  Units outstanding - end of year..................      21        4            3
                                                      =====     ====         ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                      FIDELITY VIP III
                                                           GROWTH        FIDELITY VIP II     FIDELITY VIP
                                                       OPPORTUNITIES      CONTRAFUND(R)      EQUITY-INCOME
                                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                      ----------------   ----------------   ---------------
                                                        DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                      ----------------   ----------------   ---------------
                                                       2001    2000(1)    2001    2000(1)   2001    2000(1)
                                                      ------   -------   ------   -------   -----   -------
OPERATIONS:
  Net investment income (loss).....................    $  0      $  0     $  0      $  0    $  0     $  0
  Net gain (loss) on investment securities.........      (5)       (4)      (4)       (2)     (1)       1
                                                       ----      ----     ----      ----    ----     ----
  Net increase (decrease) in net assets resulting
    from operations................................      (5)       (4)      (4)       (2)     (1)       1
                                                       ----      ----     ----      ----    ----     ----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      52         2       63        11      77        0
                                                       ----      ----     ----      ----    ----     ----
  Less cost of units redeemed:
    Administrative charges.........................       4         0        8         0       8        0
    Policy loans...................................       0         0        0         0       0        0
    Surrender benefits.............................       0         0        0         0       0        0
    Death benefits.................................       0         0        0         0       0        0
                                                       ----      ----     ----      ----    ----     ----
                                                          4         0        8         0       8        0
                                                       ----      ----     ----      ----    ----     ----
    Increase (decrease) in net assets from capital
      unit transactions............................      48         2       55        11      69        0
                                                       ----      ----     ----      ----    ----     ----
    Net increase (decrease) in net assets..........      43        (2)      51         9      68        1

  Depositor's equity contribution (net
    redemption)....................................       0        25        0        25       0       25
NET ASSETS:
  Beginning of year................................      23         0       34         0      26        0
                                                       ----      ----     ----      ----    ----     ----
  End of year......................................    $ 66      $ 23     $ 85      $ 34    $ 94     $ 26
                                                       ====      ====     ====      ====    ====     ====
UNIT ACTIVITY:
  Units outstanding - beginning of year............       3         0        4         0       3        0
  Units issued.....................................       8         3       10         4       8        3
  Units redeemed...................................      (1)        0       (3)        0      (1)       0
                                                       ----      ----     ----      ----    ----     ----
  Units outstanding - end of year..................      10         3       11         4      10        3
                                                       ====      ====     ====      ====    ====     ====



See accompanying notes.

AUSA SERIES LIFE ACCOUNT


NOTES TO THE FINANCIAL STATEMENTS



AT DECEMBER 31, 2001



NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



The AUSA Series Life Account (the "Life Account"), was established as a variable life insurance separate account of AUSA Life Insurance Company, Inc. ("AUSA", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains thirty-two investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The Life Account contains four Funds (collectively referred to as the "Funds"). Each Fund is a registered management investment company under the Investment Company Act of 1940, as amended.



SUBACCOUNT INVESTMENT BY FUND:

--------------------------------

AEGON/TRANSAMERICA SERIES FUND, INC.


(FORMERLY WRL SERIES FUND, INC.)


     J.P. Morgan Money Market


     AEGON Bond


     Janus Growth


     Janus Global


     LKCM Strategic Total Return


     Van Kampen Emerging Growth


     Alger Aggressive Growth


     AEGON Balanced


     Federated Growth & Income


     Transamerica Value Balanced


     C.A.S.E. Growth


     NWQ Value Equity


AEGON/TRANSAMERICA SERIES FUND, INC. (CONTINUED)


     International Equity


     GE U.S. Equity


     Third Avenue Value


     J.P. Morgan Real Estate Securities


     Goldman Sachs Growth


     Munder Net50


     T. Rowe Price Dividend Growth


     T. Rowe Price Small Cap


     Salomon All Cap


     Pilgrim Baxter Mid Cap Growth


     Dreyfus Mid Cap


     Value Line Aggressive Growth


     Great Companies - America(SM)


     Great Companies - Technology(SM)


     Great Companies - Global(2)


     Gabelli Global Growth


     LKCM Capital Growth



VARIABLE INSURANCE PRODUCTS FUND III (VIP III)


     Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")



VARIABLE INSURANCE PRODUCTS FUND II (VIP II)


     Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 (Referred to as "Fidelity VIP II Contrafund(R)")



VARIABLE INSURANCE PRODUCTS FUND (VIP)


     Fidelity VIP Equity-Income Portfolio - Service Class 2 (Referred to as "Fidelity VIP Equity-Income")

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)


The following Portfolio names have changed:



PORTFOLIO                              FORMERLY
---------                              --------
J.P. Morgan Money Market     WRL J.P. Morgan Money Market
AEGON Bond                   WRL AEGON Bond
Janus Growth                 WRL Janus Growth
Janus Global                 WRL Janus Global
LKCM Strategic Total Return  WRL LKCM Strategic Total
                               Return
Van Kampen Emerging Growth   WRL VKAM Emerging Growth
Alger Aggressive Growth      WRL Alger Aggressive Growth
AEGON Balanced               WRL AEGON Balanced
Federated Growth & Income    WRL Federated Growth & Income
Transamerica Value Balanced  WRL Dean Asset Allocation
C.A.S.E. Growth              WRL C.A.S.E. Growth
NWQ Value Equity             WRL NWQ Value Equity
International Equity         WRL GE International Equity
GE U.S. Equity               WRL GE U.S. Equity
Third Avenue Value           WRL Third Avenue Value
J.P. Morgan Real Estate      WRL J.P. Morgan Real Estate
  Securities                   Securities
Goldman Sachs Growth         WRL Goldman Sachs Growth
Munder Net50                 WRL Goldman Sachs Small Cap
T. Rowe Price Dividend       WRL T. Rowe Price Dividend
  Growth                       Growth
T. Rowe Price Small Cap      WRL T. Rowe Price Small Cap
Salomon All Cap              WRL Salomon All Cap
Pilgrim Baxter Mid Cap       WRL Pilgrim Baxter Mid Cap
  Growth                       Growth
Dreyfus Mid Cap              WRL Dreyfus Mid Cap
Value Line Aggressive        WRL Value Line Aggressive
  Growth                       Growth
Great Companies --           WRL Great Companies --
  America(SM)                  America(SM)
Great Companies --           WRL Great Companies --
  Technology(SM)               Technology(SM)
Great                        WRL Great
  Companies -- Global(2)       Companies -- Global(2)
Gabelli Global Growth        WRL Gabelli Global Growth
LKCM Capital Growth          WRL LKCM Capital Growth



Effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as sub-adviser to the Munder Net50 portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.



The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers", formerly WRL Investment Management, Inc.) as investment adviser. Costs incurred in connection with the advisory services rendered by AEGON/ Transamerica Advisers are paid by each Portfolio. AEGON/ Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of AUSA. Each Sub-Adviser is compensated directly by AEGON/Transamerica Advisers. The other three Funds have entered into participation agreements for each Portfolio with AUSA.



Each period reported on reflects a full twelve month period except as follows:



SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
AUSA J.P. Morgan Money Market                06/28/1999
AUSA AEGON Bond                              06/28/1999
AUSA Janus Growth                            06/28/1999
AUSA Janus Global                            06/28/1999
AUSA LKCM Strategic Total Return             06/28/1999
AUSA Van Kampen Emerging Growth              06/28/1999
AUSA Alger Aggressive Growth                 06/28/1999
AUSA AEGON Balanced                          06/28/1999
AUSA Federated Growth & Income               06/28/1999
AUSA Transamerica Value Balanced             06/28/1999
AUSA C.A.S.E. Growth                         06/28/1999
AUSA NWQ Value Equity                        06/28/1999
AUSA International Equity                    06/28/1999
AUSA GE U.S. Equity                          06/28/1999
AUSA Third Avenue Value                      06/28/1999
AUSA J.P. Morgan Real Estate Securities      06/28/1999
AUSA Goldman Sachs Growth                    06/28/1999
AUSA Munder Net50                            06/28/1999
AUSA T. Rowe Price Dividend Growth           06/28/1999
AUSA T. Rowe Price Small Cap                 06/28/1999
AUSA Salomon All Cap                         06/28/1999
AUSA Pilgrim Baxter Mid Cap Growth           06/28/1999
AUSA Dreyfus Mid Cap                         06/28/1999
AUSA Value Line Aggressive Growth            09/01/2000

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 1 -- (CONTINUED)



SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
AUSA Great Companies - America(SM)           09/01/2000
AUSA Great Companies - Technology(SM)        09/01/2000
AUSA Great Companies - Global(2)             09/01/2000
AUSA Gabelli Global Growth                   09/01/2000
AUSA LKCM Capital Growth                     02/09/2001
Fidelity VIP III Growth Opportunities        09/01/2000
Fidelity VIP II Contrafund(R)                09/01/2000
Fidelity VIP Equity-Income                   09/01/2000



Effective September 1, 2000, the Janus Global Portfolio is not available for investment to new policyowners. The Portfolio remains open to the policyowners who purchased the Policy before September 1, 2000.



On February 9, 2001, AUSA made initial contributions to the Life Account. The amounts of the contribution and units received are as follows:



SUBACCOUNT                           CONTRIBUTION    UNITS
----------                           ------------    -----
AUSA LKCM Capital Growth               $25,000       2,500



The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by AUSA. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.



The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.



A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS



Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, which value their investment securities at fair value as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.



B.  FEDERAL INCOME TAXES



The operations of the Life Account are a part of and are taxed with the total operations of AUSA, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to AUSA as long as the earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.



NOTE 2 -- EXPENSES AND RELATED PARTY
           TRANSACTIONS



Charges are assessed by AUSA in connection with the issuance and administration of the Policies.



A.  POLICY CHARGES



Under some forms of the Policies, premium expenses and premium collection charges are deducted by AUSA prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.



Under all forms of the Policy, monthly charges against policy cash values are made to compensate AUSA for costs of insurance, policy charge, and any benefits provided by riders attached to the Policy.



B.  LIFE ACCOUNT CHARGES



A daily charge equal to an annual rate of 0.90 % of average daily net assets is assessed to compensate AUSA for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.



C.  RELATED PARTY TRANSACTIONS



AEGON/Transamerica Advisers is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each Portfolio. The agreements provide for an advisory fee at the following annual rate to AEGON/ Transamerica Advisers as a percentage of the average daily net assets of the Portfolio.

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 2 -- (CONTINUED)



PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
J.P. Morgan Money Market                         0.40%
AEGON Bond                                       0.45%
Janus Growth                                     0.80%
Janus Global                                     0.80%
LKCM Strategic Total Return                      0.80%
Van Kampen Emerging Growth                       0.80%
Alger Aggressive Growth                          0.80%
AEGON Balanced                                   0.80%
Federated Growth & Income                        0.75%
Transamerica Value Balanced                      0.75%
C.A.S.E. Growth                                  0.80%
NWQ Value Equity                                 0.80%
International Equity                             1.00%
GE U.S. Equity                                   0.80%
Third Avenue Value                               0.80%
J.P. Morgan Real Estate Securities               0.80%
Goldman Sachs Growth(1)                          0.90%
Munder Net50                                     0.90%
T. Rowe Price Dividend Growth(1)                 0.90%
T. Rowe Price Small Cap                          0.75%
Salomon All Cap(1)                               0.90%
Pilgrim Baxter Mid Cap Growth(1)                 0.90%
Dreyfus Mid Cap(2)                               0.85%
Value Line Aggressive Growth                     0.80%
Great Companies - America(SM)                    0.80%
Great Companies - Technology(SM)                 0.80%
Great Companies - Global(2)                      0.80%
Gabelli Global Growth(3)                         1.00%
LKCM Capital Growth                              0.80%



(1)AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and
   0.80 % for the portfolio's average daily net assets above $ 100 million.



(2)AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and
   0.80 % for the portfolio's average daily net assets above $ 100 million.



(3)AEGON/Transamerica Advisers receives compensation for its services at 1.00 % of the first $ 500 million of the portfolio's average daily net assets;
   0.90 % of assets over $ 500 million up to $ 1 billion; and 0.80 % of assets in excess of $ 1 billion.



AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services", formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AEGON/Transamerica Advisers and AEGON/ Transamerica Services are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation, and an affiliate of AUSA.



On August 24, 2001, AEGON/Transamerica Advisers entered into a interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the Transamerica Value Balanced portfolio and compensates Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/Transamerica Advisers and Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.



NOTE 3 -- DIVIDEND DISTRIBUTIONS



Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.



NOTE 4 -- SECURITIES TRANSACTIONS



Securities transactions for the period ended December 31, 2001 are as follows (in thousands):



                                  PURCHASE       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                       ----------    -------------
AUSA J.P. Morgan Money Market     $   483          $ 308
AUSA AEGON Bond                        70              5
AUSA Janus Growth                   1,657            124
AUSA Janus Global                     640            142
AUSA LKCM Strategic Total
  Return                               32              6
AUSA Van Kampen Emerging Growth     1,101            109
AUSA Alger Aggressive Growth        1,017            120
AUSA AEGON Balanced                    90             19

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001


NOTE 4 -- (CONTINUED)



                                  PURCHASE       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                       ----------    -------------
AUSA Federated Growth & Income    $   165          $  15
AUSA Transamerica Value
  Balanced                             59              7
AUSA C.A.S.E. Growth                   32              7
AUSA Value Equity                      35              4
AUSA International Equity              43              3
AUSA GE U.S. Equity                    60             15
AUSA Third Avenue Value               189             23
AUSA J.P. Morgan Real Estate
  Securities                           42              8
AUSA Goldman Sachs Growth              28              8
AUSA Munder Net50                      14              3
AUSA T. Rowe Price Dividend
  Growth                               25              6
AUSA T. Rowe Price Small Cap           78             14
AUSA Salomon All Cap                  310             17




                                  PURCHASE       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                       ----------    -------------
AUSA Pilgrim Baxter Mid Cap
  Growth                          $   594          $  58
AUSA Dreyfus Mid Cap                   69             13
AUSA Value Line Aggressive
  Growth                                0              0
AUSA Great
  Companies - America(SM)              51              4
AUSA Great
  Companies - Technology(SM)           46              3
AUSA Great
  Companies - Global(2)                13              3
AUSA Gabelli Global Growth            144             14
AUSA LKCM Capital Growth               25              0
Fidelity VIP III Growth
  Opportunities                        51              3
Fidelity VIP II Contrafund(R)          67             12
Fidelity VIP Equity-Income             72              2

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- FINANCIAL HIGHLIGHTS


FOR THE YEAR ENDED



                                                            AUSA                                 AUSA
                                                        J.P. MORGAN                             AEGON
                                                        MONEY MARKET                             BOND
                                                         SUBACCOUNT                           SUBACCOUNT
                                             ----------------------------------   ----------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             ----------------------------------   ----------------------------------
                                                2001         2000      1999(1)       2001         2000      1999(1)
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, beginning of
  year.....................................  $    10.74   $    10.22   $  10.00   $    11.03   $    10.04   $  10.00
                                             ----------   ----------   --------   ----------   ----------   --------
  Income from operations:
    Net investment income (loss)...........        0.33         0.52       0.22        (0.03)        0.52       0.53
    Net realized and unrealized gain (loss)
      on investment........................        0.00         0.00       0.00         0.82         0.47      (0.49)
                                             ----------   ----------   --------   ----------   ----------   --------
      Net income (loss) from operations....        0.33         0.52       0.22         0.79         0.99       0.04
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, end of year.......  $    11.07   $    10.74   $  10.22   $    11.82   $    11.03   $  10.04
                                             ==========   ==========   ========   ==========   ==========   ========
Total return...............................      3.06 %       5.17 %     2.15 %       7.11 %       9.90 %     0.41 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $      307   $      115   $     30   $       98   $       31   $     25
  Ratio of net investment income (loss) to
    average net assets.....................      2.54 %       5.07 %     4.16 %      (0.27)%       4.99 %    10.25 %
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %     0.90 %       0.90 %       0.90 %     0.90 %



                                                            AUSA                                 AUSA
                                                           JANUS                                JANUS
                                                           GROWTH                               GLOBAL
                                                         SUBACCOUNT                           SUBACCOUNT
                                             ----------------------------------   ----------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             ----------------------------------   ----------------------------------
                                                2001         2000      1999(1)       2001         2000      1999(1)
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, beginning of
  year.....................................  $     9.83   $    13.96   $  10.00   $    12.47   $    15.25   $  10.00
                                             ----------   ----------   --------   ----------   ----------   --------
  Income from operations:
    Net investment income (loss)...........       (0.07)        2.77       3.71         0.01         5.01       1.34
    Net realized and unrealized gain (loss)
      on investment........................       (2.77)       (6.90)      0.25        (2.95)       (7.79)      3.91
                                             ----------   ----------   --------   ----------   ----------   --------
      Net income (loss) from operations....       (2.84)       (4.13)      3.96        (2.94)       (2.78)      5.25
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, end of year.......  $     6.99   $     9.83   $  13.96   $     9.53   $    12.47   $  15.25
                                             ==========   ==========   ========   ==========   ==========   ========
Total return...............................    (28.85)%     (29.58)%    39.59 %     (23.53)%     (18.28)%    52.55 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $    2,539   $    1,652   $    404   $    1,387   $    1,223   $    235
  Ratio of net investment income (loss) to
    average net assets.....................     (0.90)%      21.38 %    60.96 %       0.07 %      34.15 %    21.93 %
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %     0.90 %       0.90 %       0.90 %     0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                            AUSA                                 AUSA
                                                            LKCM                              VAN KAMPEN
                                                         STRATEGIC                             EMERGING
                                                        TOTAL RETURN                            GROWTH
                                                         SUBACCOUNT                           SUBACCOUNT
                                             ----------------------------------   ----------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             ----------------------------------   ----------------------------------
                                                2001         2000      1999(1)       2001         2000      1999(1)
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, beginning of
  year.....................................  $    10.23   $    10.72   $  10.00   $    15.63   $    17.90   $  10.00
                                             ----------   ----------   --------   ----------   ----------   --------
  Income from operations:
    Net investment income (loss)...........       (0.04)        0.90       0.55        (0.09)        8.28       3.26
    Net realized and unrealized gain (loss)
      on investment........................       (0.28)       (1.39)      0.17        (5.20)      (10.55)      4.64
                                             ----------   ----------   --------   ----------   ----------   --------
      Net income (loss) from operations....       (0.32)       (0.49)      0.72        (5.29)       (2.27)      7.90
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, end of year.......  $     9.91   $    10.23   $  10.72   $    10.34   $    15.63   $  17.90
                                             ==========   ==========   ========   ==========   ==========   ========
Total return...............................     (3.06)%      (4.62)%     7.20 %     (33.83)%     (12.70)%    79.01 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $       63   $       38   $     30   $    1,640   $    1,185   $    136
  Ratio of net investment income (loss) to
    average net assets.....................     (0.41)%       8.74 %    10.69 %      (0.81)%      43.31 %    49.12 %
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %     0.90 %       0.90 %       0.90 %     0.90 %



                                                            AUSA                                 AUSA
                                                           ALGER                                AEGON
                                                     AGGRESSIVE GROWTH                         BALANCED
                                                         SUBACCOUNT                           SUBACCOUNT
                                             ----------------------------------   ----------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             ----------------------------------   ----------------------------------
                                                2001         2000      1999(1)       2001         2000      1999(1)
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, beginning of
  year.....................................  $    10.45   $    15.36   $  10.00   $    10.42   $     9.93   $  10.00
                                             ----------   ----------   --------   ----------   ----------   --------
  Income from operations:
    Net investment income (loss)...........       (0.08)        2.81       2.28        (0.04)        0.16       0.12
    Net realized and unrealized gain (loss)
      on investment........................       (1.72)       (7.72)      3.08        (0.36)        0.33      (0.19)
                                             ----------   ----------   --------   ----------   ----------   --------
      Net income (loss) from operations....       (1.80)       (4.91)      5.36        (0.40)        0.49      (0.07)
                                             ----------   ----------   --------   ----------   ----------   --------
Accumulation unit value, end of year.......  $     8.65   $    10.45   $  15.36   $    10.02   $    10.42   $   9.93
                                             ==========   ==========   ========   ==========   ==========   ========
Total return...............................    (17.20)%     (31.94)%    53.58 %      (3.80)%       4.88 %    (0.67)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $    1,899   $    1,228   $    235   $      130   $       61   $     29
  Ratio of net investment income (loss) to
    average net assets.....................     (0.89)%      21.23 %    36.41 %      (0.44)%       1.60 %     2.32 %
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %     0.90 %       0.90 %       0.90 %     0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                             AUSA                                AUSA
                                                           FEDERATED                         TRANSAMERICA
                                                        GROWTH & INCOME                     VALUE BALANCED
                                                          SUBACCOUNT                          SUBACCOUNT
                                               ---------------------------------   ---------------------------------
                                                         DECEMBER 31,                        DECEMBER 31,
                                               ---------------------------------   ---------------------------------
                                                 2001        2000       1999(1)      2001        2000       1999(1)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of year...  $   11.92   $    9.31   $   10.00   $   10.96   $    9.43   $   10.00
                                               ---------   ---------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss).............       0.12        0.48        0.39        0.08        0.78        0.23
    Net realized and unrealized gain (loss)
      on investment..........................       1.63        2.13       (1.08)       0.09        0.75       (0.80)
                                               ---------   ---------   ---------   ---------   ---------   ---------
      Net income (loss) from operations......       1.75        2.61       (0.69)       0.17        1.53       (0.57)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.........  $   13.67   $   11.92   $    9.31   $   11.13   $   10.96   $    9.43
                                               =========   =========   =========   =========   =========   =========
Total return.................................    14.67 %     28.01 %     (6.88)%      1.55 %     16.16 %     (5.66)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)...  $     196   $      34   $      23   $      86   $      35   $      25
  Ratio of net investment income (loss) to
    average net assets.......................    (0.90)%      4.75 %      7.92 %      0.76 %      7.91 %      4.75 %
  Ratio of expenses to average net assets....     0.90 %      0.90 %      0.90 %      0.90 %      0.90 %      0.90 %



                                                             AUSA                                AUSA
                                                           C.A.S.E.                               NWQ
                                                            GROWTH                           VALUE EQUITY
                                                          SUBACCOUNT                          SUBACCOUNT
                                               ---------------------------------   ---------------------------------
                                                         DECEMBER 31,                        DECEMBER 31,
                                               ---------------------------------   ---------------------------------
                                                 2001        2000       1999(1)      2001        2000       1999(1)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of year...  $    8.61   $   10.96   $   10.00   $   10.66   $    9.34   $   10.00
                                               ---------   ---------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss).............       0.79        1.98        0.67       (0.08)       0.15        0.14
    Net realized and unrealized gain (loss)
      on investment..........................      (3.40)      (4.33)       0.29       (0.20)       1.17       (0.80)
                                               ---------   ---------   ---------   ---------   ---------   ---------
      Net income (loss) from operations......      (2.61)      (2.35)       0.96       (0.28)       1.32       (0.66)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.........  $    6.00   $    8.61   $   10.96   $   10.38   $   10.66   $    9.34
                                               =========   =========   =========   =========   =========   =========
Total return.................................   (30.31)%    (21.42)%      9.63 %     (2.68)%     14.17 %     (6.59)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)...  $      45   $      41   $      35   $      57   $      27   $      23
  Ratio of net investment income (loss) to
    average net assets.......................    10.55 %     19.21 %     13.01 %     (0.73)%      1.59 %      2.97 %
  Ratio of expenses to average net assets....     0.90 %      0.90 %      0.90 %      0.90 %      0.90 %      0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                                                                 AUSA
                                                            AUSA                                  GE
                                                    INTERNATIONAL EQUITY                      U.S. EQUITY
                                                         SUBACCOUNT                           SUBACCOUNT
                                             -----------------------------------   ---------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             -----------------------------------   ---------------------------------
                                                2001         2000       1999(1)      2001        2000       1999(1)
                                             ----------   ----------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of
  year.....................................  $    10.38   $    12.32   $   10.00   $   10.61   $   10.79   $   10.00
                                             ----------   ----------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)...........        0.18         1.58        0.56       (0.07)       0.52        0.64
    Net realized and unrealized gain (loss)
      on investment........................       (2.68)       (3.52)       1.76       (0.96)      (0.70)       0.15
                                             ----------   ----------   ---------   ---------   ---------   ---------
      Net income (loss) from operations....       (2.50)       (1.94)       2.32       (1.03)      (0.18)       0.79
                                             ----------   ----------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.......  $     7.88   $    10.38   $   12.32   $    9.58   $   10.61   $   10.79
                                             ==========   ==========   =========   =========   =========   =========
Total return...............................    (24.12)%     (15.75)%     23.22 %     (9.69)%     (1.67)%      7.89 %
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $       60   $       30   $      33   $      95   $      56   $      30
  Ratio of net investment income (loss) to
    average net assets.....................      2.11 %      13.69 %     10.46 %     (0.71)%      4.86 %     12.34 %
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %      0.90 %      0.90 %      0.90 %      0.90 %



                                                            AUSA                                 AUSA
                                                        THIRD AVENUE                          J.P. MORGAN
                                                            VALUE                       REAL ESTATE SECURITIES
                                                         SUBACCOUNT                           SUBACCOUNT
                                             -----------------------------------   ---------------------------------
                                                        DECEMBER 31,                         DECEMBER 31,
                                             -----------------------------------   ---------------------------------
                                                2001         2000       1999(1)      2001        2000       1999(1)
                                             ----------   ----------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of
  year.....................................  $    15.22   $    11.34   $   10.00   $   11.77   $    9.16   $   10.00
                                             ----------   ----------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)...........       (0.12)        0.53        0.07        0.17        0.04       (0.04)
    Net realized and unrealized gain (loss)
      on investment........................        0.92         3.35        1.27        1.01        2.57       (0.80)
                                             ----------   ----------   ---------   ---------   ---------   ---------
      Net income (loss) from operations....        0.80         3.88        1.34        1.18        2.61       (0.84)
                                             ----------   ----------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.......  $    16.02   $    15.22   $   11.34   $   12.95   $   11.77   $    9.16
                                             ==========   ==========   =========   =========   =========   =========
Total return...............................      5.22 %      34.26 %     13.39 %     10.06 %     28.46 %     (8.39)%
Ratios and supplemental data:
  Net assets at end of year (in
    thousands).............................  $      243   $       65   $      29   $      72   $      34   $      26
  Ratio of net investment income (loss) to
    average net assets.....................     (0.77)%       3.76 %      1.42 %      1.42 %      0.38 %     (0.81)%
  Ratio of expenses to average net
    assets.................................      0.90 %       0.90 %      0.90 %      0.90 %      0.90 %      0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                             AUSA                                AUSA
                                                         GOLDMAN SACHS                          MUNDER
                                                            GROWTH                               NET50
                                                          SUBACCOUNT                          SUBACCOUNT
                                               ---------------------------------   ---------------------------------
                                                         DECEMBER 31,                        DECEMBER 31,
                                               ---------------------------------   ---------------------------------
                                                 2001        2000       1999(1)      2001        2000       1999(1)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of year...  $   10.88   $   11.94   $   10.00   $   11.22   $   11.35   $   10.00
                                               ---------   ---------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss).............      (0.00)       0.06       (0.04)      (0.04)       0.21        0.49
    Net realized and unrealized gain (loss)
      on investment..........................      (1.61)      (1.12)       1.98       (2.89)      (0.34)       0.86
                                               ---------   ---------   ---------   ---------   ---------   ---------
      Net income (loss) from operations......      (1.61)      (1.06)       1.94       (2.93)      (0.13)       1.35
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.........  $    9.27   $   10.88   $   11.94   $    8.29   $   11.22   $   11.35
                                               =========   =========   =========   =========   =========   =========
Total return.................................   (14.86)%     (8.84)%     19.40 %    (26.09)%     (1.15)%     13.51 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)...  $      57   $      44   $      36   $      39   $      40   $      31
  Ratio of net investment income (loss) to
    average net assets.......................    (0.05)%      0.52 %     (0.83)%     (0.39)%      1.87 %      9.45 %
  Ratio of expenses to average net assets....     0.90 %      0.90 %      0.90 %      0.90 %      0.90 %      0.90 %



                                                             AUSA                                AUSA
                                                         T. ROWE PRICE                       T. ROWE PRICE
                                                        DIVIDEND GROWTH                        SMALL CAP
                                                          SUBACCOUNT                          SUBACCOUNT
                                               ---------------------------------   ---------------------------------
                                                         DECEMBER 31,                        DECEMBER 31,
                                               ---------------------------------   ---------------------------------
                                                 2001        2000       1999(1)      2001        2000       1999(1)
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, beginning of year...  $   10.26   $    9.42   $   10.00   $   11.69   $   12.89   $   10.00
                                               ---------   ---------   ---------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss).............      (0.05)      (0.04)      (0.04)      (0.09)       0.02        0.46
    Net realized and unrealized gain (loss)
      on investment..........................      (0.47)       0.88       (0.54)      (1.14)      (1.22)       2.43
                                               ---------   ---------   ---------   ---------   ---------   ---------
      Net income (loss) from operations......      (0.52)       0.84       (0.58)      (1.23)      (1.20)       2.89
                                               ---------   ---------   ---------   ---------   ---------   ---------
Accumulation unit value, end of year.........  $    9.74   $   10.26   $    9.42   $   10.46   $   11.69   $   12.89
                                               =========   =========   =========   =========   =========   =========
Total return.................................    (5.02)%      8.89 %     (5.81)%    (10.52)%     (9.27)%     28.89 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)...  $      70   $      51   $      30   $     156   $      99   $      46
  Ratio of net investment income (loss) to
    average net assets.......................    (0.49)%     (0.46)%     (0.82)%     (0.90)%      0.18 %      8.35 %
  Ratio of expenses to average net assets....     0.90 %      0.90 %      0.90 %      0.90 %      0.90 %      0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                                AUSA                                 AUSA
                                                               SALOMON                          PILGRIM BAXTER
                                                               ALL CAP                          MID CAP GROWTH
                                                             SUBACCOUNT                           SUBACCOUNT
                                                  ---------------------------------   -----------------------------------
                                                            DECEMBER 31,                         DECEMBER 31,
                                                  ---------------------------------   -----------------------------------
                                                    2001        2000       1999(1)       2001         2000       1999(1)
                                                  ---------   ---------   ---------   ----------   ----------   ---------
Accumulation unit value, beginning of year......  $   12.86   $   10.97   $   10.00   $    14.63   $    17.24   $   10.00
                                                  ---------   ---------   ---------   ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)................       0.10        0.16        0.31        (0.09)        0.03       (0.01)
    Net realized and unrealized gain (loss) on
      investment................................       0.05        1.73        0.66        (5.25)       (2.64)       7.25
                                                  ---------   ---------   ---------   ----------   ----------   ---------
      Net income (loss) from operations.........       0.15        1.89        0.97        (5.34)       (2.61)       7.24
                                                  ---------   ---------   ---------   ----------   ----------   ---------
Accumulation unit value, end of year............  $   13.01   $   12.86   $   10.97   $     9.29   $    14.63   $   17.24
                                                  =========   =========   =========   ==========   ==========   =========
Total return....................................     1.18 %     17.24 %      9.71 %     (36.50)%     (15.16)%     72.42 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)......  $     375   $      78   $      31   $      766   $      452   $      46
  Ratio of net investment income (loss) to
    average net assets..........................     0.77 %      1.30 %      5.98 %      (0.90)%       0.17 %     (0.09)%
  Ratio of expenses to average net assets.......     0.90 %      0.90 %      0.90 %       0.90 %       0.90 %      0.90 %



                                                                AUSA                           AUSA
                                                               DREYFUS                      VALUE LINE
                                                               MID CAP                   AGGRESSIVE GROWTH
                                                             SUBACCOUNT                     SUBACCOUNT
                                                  ---------------------------------   -----------------------
                                                            DECEMBER 31,                   DECEMBER 31,
                                                  ---------------------------------   -----------------------
                                                    2001        2000       1999(1)       2001       2000(1)
                                                  ---------   ---------   ---------   ----------   ----------
Accumulation unit value, beginning of year......  $   11.71   $   10.47   $   10.00   $     8.19   $    10.00
                                                  ---------   ---------   ---------   ----------   ----------
  Income from operations:
    Net investment income (loss)................       0.03        0.15       (0.04)       (0.07)       (0.03)
    Net realized and unrealized gain (loss) on
      investment................................      (0.59)       1.09        0.51        (0.85)       (1.78)
                                                  ---------   ---------   ---------   ----------   ----------
      Net income (loss) from operations.........      (0.56)       1.24        0.47        (0.92)       (1.81)
                                                  ---------   ---------   ---------   ----------   ----------
Accumulation unit value, end of year............  $   11.15   $   11.71   $   10.47   $     7.27   $     8.19
                                                  =========   =========   =========   ==========   ==========
Total return....................................    (4.80)%     11.91 %      4.66 %     (11.21)%     (18.08)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)......  $     114   $      60   $      34   $       18   $       20
  Ratio of net investment income (loss) to
    average net assets..........................     0.30 %      1.29 %     (0.82)%      (0.90)%      (0.90)%
  Ratio of expenses to average net assets.......     0.90 %      0.90 %      0.90 %       0.90 %       0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                            AUSA                      AUSA
                                                      GREAT COMPANIES -         GREAT COMPANIES -
                                                         AMERICA(SM)             TECHNOLOGY(SM)
                                                         SUBACCOUNT                SUBACCOUNT
                                                   -----------------------   -----------------------
                                                        DECEMBER 31,              DECEMBER 31,
                                                   -----------------------   -----------------------
                                                      2001       2000(1)        2001       2000(1)
                                                   ----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.......  $    10.82   $    10.00   $     6.05   $    10.00
                                                   ----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss).................       (0.50)       (0.03)       (0.04)       (0.02)
    Net realized and unrealized gain (loss) on
      investment.................................       (0.91)        0.85        (2.23)       (3.93)
                                                   ----------   ----------   ----------   ----------
      Net income (loss) from operations..........       (1.41)        0.82        (2.27)       (3.95)
                                                   ----------   ----------   ----------   ----------
Accumulation unit value, end of year.............  $     9.41   $    10.82   $     3.78   $     6.05
                                                   ==========   ==========   ==========   ==========
Total return.....................................    (12.98)%       8.16 %     (37.51)%     (39.52)%
Ratios and supplemental data:
  Net assets at end of year (in thousands).......  $       74   $       29   $       53   $       15
  Ratio of net investment income (loss) to
    average net assets...........................     (0.54)%      (0.90)%      (0.90)%      (0.90)%
  Ratio of expenses to average net assets........      0.90 %       0.90 %       0.90 %       0.90 %



                                                                                      AUSA
                                                            AUSA                     GABELLI                AUSA
                                                      GREAT COMPANIES -              GLOBAL                 LKCM
                                                          GLOBAL(2)                  GROWTH            CAPITAL GROWTH
                                                         SUBACCOUNT                SUBACCOUNT            SUBACCOUNT
                                                   -----------------------   -----------------------   --------------
                                                        DECEMBER 31,              DECEMBER 31,          DECEMBER 31,
                                                   -----------------------   -----------------------   --------------
                                                      2001       2000(1)        2001       2000(1)        2001(1)
                                                   ----------   ----------   ----------   ----------   --------------
Accumulation unit value, beginning of year.......  $     8.51   $    10.00   $     9.07   $    10.00     $    10.00
                                                   ----------   ----------   ----------   ----------     ----------
  Income from operations:
    Net investment income (loss).................       (0.06)       (0.03)       (0.06)       (0.03)          0.04
    Net realized and unrealized gain (loss) on
      investment.................................       (1.43)       (1.46)       (0.93)       (0.90)         (3.45)
                                                   ----------   ----------   ----------   ----------     ----------
      Net income (loss) from operations..........       (1.49)       (1.49)       (0.99)       (0.93)         (3.41)
                                                   ----------   ----------   ----------   ----------     ----------
Accumulation unit value, end of year.............  $     7.02   $     8.51   $     8.08   $     9.07     $     6.59
                                                   ==========   ==========   ==========   ==========     ==========
Total return.....................................    (17.58)%     (14.85)%     (10.92)%      (9.27)%      (34.06)%
Ratios and supplemental data:
  Net assets at end of year (in thousands).......  $       30   $       21   $      164   $       40     $       16
  Ratio of net investment income (loss) to
    average net assets...........................     (0.87)%      (0.90)%      (0.76)%      (0.90)%        0.54 %
  Ratio of expenses to average net assets........      0.90 %       0.90 %       0.90 %       0.90 %        0.90 %

AUSA SERIES LIFE ACCOUNT

AT DECEMBER 31, 2001



NOTE 5 -- (CONTINUED)


FOR THE YEAR ENDED



                                                      FIDELITY VIP III             FIDELITY VIP II
                                                    GROWTH OPPORTUNITIES            CONTRAFUND(R)
                                                         SUBACCOUNT                   SUBACCOUNT
                                                  ------------------------     ------------------------
                                                        DECEMBER 31,                 DECEMBER 31,
                                                  ------------------------     ------------------------
                                                    2001         2000(1)          2001         2000(1)
                                                  ---------     ----------     ----------     ---------
Accumulation unit value, beginning of year......  $    8.26     $    10.00     $     9.14     $   10.00
                                                  ---------     ----------     ----------     ---------
  Income from operations:
    Net investment income (loss)................      (0.05)         (0.03)         (0.03)        (0.03)
    Net realized and unrealized gain (loss) on
      investment................................      (1.22)         (1.71)         (1.18)        (0.83)
                                                  ---------     ----------     ----------     ---------
      Net income (loss) from operations.........      (1.27)         (1.74)         (1.21)        (0.86)
                                                  ---------     ----------     ----------     ---------
Accumulation unit value, end of year............  $    6.99     $     8.26     $     7.93     $    9.14
                                                  =========     ==========     ==========     =========
Total return....................................   (15.40)%       (17.36)%       (13.25)%       (8.64)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)......  $      66     $       23     $       85     $      34
  Ratio of net investment income (loss) to
    average net assets..........................    (0.68)%        (0.90)%        (0.40)%       (0.90)%
  Ratio of expenses to average net assets.......     0.90 %         0.90 %         0.90 %        0.90 %



                                                        FIDELITY VIP
                                                       EQUITY-INCOME
                                                         SUBACCOUNT
                                                  ------------------------
                                                        DECEMBER 31,
                                                  ------------------------
                                                    2001         2000(1)
                                                  ---------     ----------
Accumulation unit value, beginning of year......  $   10.44     $    10.00
                                                  ---------     ----------
  Income from operations:
    Net investment income (loss)................      (0.01)         (0.03)
    Net realized and unrealized gain (loss) on
      investment................................      (0.63)          0.47
                                                  ---------     ----------
      Net income (loss) from operations.........      (0.64)          0.44
                                                  ---------     ----------
Accumulation unit value, end of year............  $    9.80     $    10.44
                                                  =========     ==========
Total return....................................    (6.07)%         4.39 %
Ratios and supplemental data:
  Net assets at end of year (in thousands)......  $      94     $       26
  Ratio of net investment income (loss) to
    average net assets..........................    (0.08)%        (0.90)%
  Ratio of expenses to average net assets.......     0.90 %         0.90 %



Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the separate account and excludes expenses incurred indirectly by the underlying funds.

                         Report of Independent Auditors

The Board of Directors
AUSA Life Insurance Company, Inc.

We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


0110-0237840

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 AUSA Life Insurance Company, Inc. changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

                                            /s/ ERNST & YOUNG LLP

Des Moines, Iowa

February 15, 2002



0110-0237840

                       AUSA Life Insurance Company, Inc.



                       Balance Sheets -- Statutory Basis


                 (Dollars in Thousands, Except per Share Data)



                                                                        DECEMBER 31
                                                                   2001             2000
                                                                ----------------------------
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                        $ 4,403,548      $ 3,965,483
   Stocks:
      Preferred                                                       4,207            6,789
      Common, at market (cost: $173,440 in 2001 and $128,329
         in 2000)                                                   177,659          129,090
   Mortgage loans on real estate                                    439,685          431,456
      Real estate, at cost less accumulated depreciation              1,009               --
      Policy loans                                                   13,440            3,205
         Short-term notes receivable from affiliates                 71,300          134,200
      Cash and short-term investments                               148,906           43,219
      Other invested assets                                          19,504            9,805
                                                                ----------------------------
Total cash and invested assets                                    5,279,258        4,723,247
Receivable from affiliates                                           30,858            4,782
Premiums deferred and uncollected                                    51,977            6,439
Accrued investment income                                            69,264           62,225
Federal income taxes recoverable                                         --            3,383
Goodwill                                                             12,852               --
Amounts recoverable related to reinsurance ceded                     37,331                3
Other assets                                                         12,470            2,906
Separate account assets                                           6,507,715        6,875,525
                                                                ----------------------------
   Total admitted assets                                        $12,001,725      $11,678,510
                                                                ============================



See accompanying notes.



0110-0237840

                                                                      DECEMBER 31
                                                                  2001          2000
                                                               -------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                     $   375,569   $   160,396
      Annuity                                                    4,039,430     3,842,524
      Accident and health                                           18,295        16,475
   Policy and contract claim reserves:
      Life                                                          66,616         3,227
      Accident and health                                           11,697         8,122
   Liability for deposit type contracts                            127,921       119,274
   Other policyholders' funds                                          659         1,121
Transfers to separate accounts due or accrued                       (6,767)       (5,468)
   Remittances and items not allocated                             123,358        72,542
   Asset valuation reserve                                          49,278        90,589
   Interest maintenance reserve                                     20,112        10,788
   Funds held under coinsurance agreement                          154,722            --
   Payable under assumption reinsurance agreement                   25,899        28,377
   Provision for experience rating refunds                         (11,156)           27
   Other liabilities                                                48,164        16,284
   Federal income taxes payable                                     16,467            --
   Separate account liabilities                                  6,496,580     6,863,726
                                                               -------------------------
Total liabilities                                               11,556,844    11,228,004
Capital and surplus:
   Common stock, $125 par value, 20,000 shares authorized,
     issued, and outstanding: 2001 -- 16,466 shares and
     2000 -- 20,000 shares                                           2,058         2,500
   Preferred stock, $10 par value, 44,175 shares authorized,
     issued and outstanding                                            442            --
   Paid-in surplus                                                 319,180       319,180
   Special surplus funds                                             2,282         2,169
   Unassigned surplus                                              120,919       126,657
                                                               -------------------------
Total capital and surplus                                          444,881       450,506
                                                               -------------------------
Total liabilities and capital and surplus                      $12,001,725   $11,678,510
                                                               =========================



See accompanying notes.



0110-0237840

                       AUSA Life Insurance Company, Inc.


                  Statements of Operations -- Statutory Basis



                             (Dollars in Thousands)



                                                                      YEAR ENDED DECEMBER 31
                                                               2001            2000            1999
                                                            ------------------------------------------
Revenue:
   Premiums and other considerations, net of
      reinsurance:
      Life                                                  $  143,732      $   43,850      $   48,276
      Annuity                                                1,473,146       1,529,202       1,475,991
      Accident and health                                       42,687          30,541          29,748
   Net investment income                                       348,703         330,718         325,049
   Amortization of interest maintenance reserve                    686             544           4,078
   Commissions and expense allowances on reinsurance
      ceded                                                     30,257             453             424
   Separate account fee income                                  53,318          58,734          51,872
   Other income                                                  2,105           1,755           5,531
                                                            ------------------------------------------
                                                             2,094,634       1,995,797       1,940,969
Benefits and Expenses:
   Benefits paid or provided for:
      Life and accident and health benefits                    243,472          32,059          32,871
      Surrender benefits                                     1,456,121       1,631,618       1,937,450
      Other benefits                                            38,826          25,993          21,747
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                 (100,418)         22,249          29,016
         Annuity                                               188,999        (109,841)        (71,893)
         Accident and health                                     1,820              43              16
         Other                                                      --           2,362             778
      Increase (decrease) in liability for premium and
         other deposit type funds                                   --         128,146        (122,644)
                                                            ------------------------------------------
                                                             1,828,820       1,732,629       1,827,341
Insurance expenses:
   Commissions                                                 113,754          48,590          50,265
   General insurance expenses                                   59,498          58,850          58,034
   Taxes, licenses and fees                                      1,922           1,771           1,836
   Net transfers to (from) separate accounts                     9,549          69,726         (79,470)
   Other                                                         7,828             (44)            (16)
                                                            ------------------------------------------
                                                               192,551         178,893          30,649
                                                            ------------------------------------------
                                                             2,021,371       1,911,522       1,857,990
                                                            ------------------------------------------
Gain from operations before federal income tax expense
  and net realized capital gains (losses) on investments        73,263          84,275          82,979
Federal income tax expense                                      40,532          20,713           7,976
                                                            ------------------------------------------
Gain from operations before net realized capital gains
  (losses) on investments                                       32,731          63,562          75,003
Net realized capital gains (losses) on investments (net
  of related federal income taxes and amounts
  transferred to interest maintenance reserve)                 (74,452)          1,023          11,471
                                                            ------------------------------------------
Net income (loss)                                           $  (41,721)     $   64,585      $   86,474
                                                            ==========================================



See accompanying notes.



0110-0237840

                       AUSA Life Insurance Company, Inc.



        Statements of Changes in Capital and Surplus -- Statutory Basis


                             (Dollars in Thousands)



                                                                     SPECIAL   UNASSIGNED      TOTAL
                                     COMMON   PREFERRED   PAID-IN    SURPLUS    SURPLUS     CAPITAL AND
                                     STOCK      STOCK     SURPLUS     FUNDS    (DEFICIT)      SURPLUS
                                     ------------------------------------------------------------------
Balance at January 1, 1999           $2,500     $ --      $319,180   $1,827     $(20,261)    $303,246
  Net income                            --        --            --      190       86,284       86,474
  Change in net unrealized capital
    gains/losses                        --        --            --       --       (2,666)      (2,666)
  Change in non-admitted assets         --        --            --       --        8,957        8,957
  Change in liability for
    reinsurance in unauthorized
    companies                           --        --            --       --         (394)        (394)
  Change in asset valuation reserve     --        --            --       --        1,080        1,080
  Net change in separate account
    surplus                             --        --            --       --       (3,202)      (3,202)
                                     ------------------------------------------------------------------
Balance at December 31, 1999         2,500        --       319,180    2,017       69,798      393,495
  Net income                            --        --            --      152       64,433       64,585
  Change in net unrealized capital
    gains/losses                        --        --            --       --         (540)        (540)
  Change in non-admitted assets         --        --            --       --          683          683
  Change in liability for
    reinsurance in unauthorized
    companies                           --        --            --       --          383          383
  Change in asset valuation reserve     --        --            --       --       (7,592)      (7,592)
  Net change in separate account
    surplus                             --        --            --       --         (508)        (508)
                                     ------------------------------------------------------------------
Balance at December 31, 2000         2,500        --       319,180    2,169      126,657      450,506
  Cumulative effect of change in
    accounting principles               --        --            --       --       (1,365)      (1,365)
  Net loss                              --        --            --      113      (41,834)     (41,721)
  Change in net unrealized capital
    gains/losses                        --        --            --       --        2,450        2,450
  Change in non-admitted assets         --        --            --       --           (3)          (3)
  Change in liability for
    reinsurance in unauthorized
    companies                           --        --            --       --      (13,489)     (13,489)
  Change in asset valuation reserve     --        --            --       --       41,311       41,311
  Tax benefits on stock options
    exercised                           --        --            --       --          805          805
  Reinsurance transactions              --        --            --       --        6,500        6,500
  Net change in separate account
    surplus                             --        --            --       --         (113)        (113)
  Exchange of common stock for
    preferred stock                   (442)      442            --       --           --           --
                                     ------------------------------------------------------------------
Balance at December 31, 2001         $2,058     $442      $319,180   $2,282     $120,919     $444,881
                                     ==================================================================



See accompanying notes.



0110-0237840

                       AUSA Life Insurance Company, Inc.


                   Statements of Cash Flow -- Statutory Basis


                             (Dollars in Thousands)



                                                                       YEAR ENDED DECEMBER 31
                                                              2001              2000              1999
                                                          ------------------------------------------------
OPERATING ACTIVITIES:
Premiums and other considerations received, net of
  reinsurance                                             $  1,964,451      $  1,605,067      $  1,569,443
Net investment income received                                 342,428           318,749           343,327
Life and accident and health claims paid                      (207,815)          (33,955)          (34,919)
Surrender benefits and other fund withdrawals paid          (1,456,762)       (1,631,618)       (1,937,450)
Other benefits paid to policyholders                           (39,568)          (25,942)          (21,733)
Commissions, other expenses and other taxes                   (162,075)         (125,571)         (125,507)
Net transfers (to) from separate account                        41,360           (13,323)          131,083
Federal income taxes paid                                      (19,878)          (28,602)           (2,942)
Dividends paid to policyholders                                    (52)               --                --
                                                          ------------------------------------------------
Net cash provided by (used in) operating activities            462,089            64,805           (78,698)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds and preferred stocks                                2,865,488         1,602,375         1,843,152
   Common stocks                                               196,080                --            55,050
   Mortgage loans on real estate                                50,218            76,779           144,620
   Real estate                                                      22            19,110            46,449
   Other                                                         6,791            31,740             3,847
                                                          ------------------------------------------------
                                                             3,118,599         1,730,004         2,093,118
Cost of investments acquired:
   Bonds and preferred stocks                               (3,340,553)       (1,729,272)       (1,588,268)
   Common stocks                                              (273,369)         (128,316)          (55,050)
   Mortgage loans on real estate                               (60,134)          (56,253)         (178,473)
   Real estate                                                  (1,033)             (703)          (27,721)
   Policy loans, net                                           (10,235)               71               (95)
   Other                                                       (10,000)             (228)            7,731
                                                          ------------------------------------------------
                                                            (3,695,324)       (1,914,701)       (1,841,876)
                                                          ------------------------------------------------
Net cash provided by (used in) investing activities           (576,725)         (184,697)          251,242
FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Deposits on deposit type contract funds                       4,077                --                --
   Other sources                                               295,772            88,067            25,528
                                                          ------------------------------------------------
Total other cash provided                                      299,849            88,067            25,528



0110-0237840

                       AUSA Life Insurance Company, Inc.

                             (Dollars in Thousands)



                                                                       YEAR ENDED DECEMBER 31
                                                              2001              2000              1999
                                                          ------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES--(CONTINUED)
Other cash applied:
   Withdrawals on deposit type contract funds                   (4,154)               --                --
   Other applications                                          (75,372)           (6,346)         (177,747)
                                                          ------------------------------------------------
Total other cash applied                                       (79,526)           (6,346)         (177,747)
                                                          ------------------------------------------------
Net cash provided by (used in) financing and
  miscellaneous activities                                     220,323            81,721          (152,219)
                                                          ------------------------------------------------
Increase (decrease) in cash and short-term investments         105,687           (38,171)           20,325
Cash and short-term investments at beginning of year            43,219            81,390            61,065
                                                          ------------------------------------------------
Cash and short-term investments at end of year            $    148,906      $     43,219      $     81,390
                                                          ================================================



See accompanying notes.



0110-0237840

                       AUSA Life Insurance Company, Inc.


                Notes to Financial Statements -- Statutory Basis


                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



AUSA Life Insurance Company, Inc. (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company (First AUSA), an indirect wholly owned subsidiary of AEGON USA, Inc. (AEGON). Prior to 2001, the Company was 82% owned by First AUSA and 18% owned by Veterans Life Insurance Company, an indirect wholly owned subsidiary of AEGON. AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.


NATURE OF BUSINESS


The Company primarily sells fixed and variable annuities, group life coverages, and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.


BASIS OF PRESENTATION


The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.



The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:


        Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

        All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

        Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

        Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

        The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

        Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

        The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

        Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

        Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

        Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

        Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life,

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



        premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

        Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

        Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

        Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

        Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

        Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department.

The Department of Insurance of the State of New York has adopted certain prescribed accounting practices that differ from those found in the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual (NAIC SAP). Specifically, deferred taxes are not

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



recognized by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

A reconciliation of the Company's net loss for the year ended December 31, 2001 and capital and surplus at December 31, 2001 between NAIC SAP and practices prescribed or permitted by the Department of Insurance of the State of New York is shown below:


Net loss as presented herein                                   $(41,721)
State prescribed practices                                           --
State permitted practices                                            --
                                                               --------
Net loss, NAIC SAP                                             $(41,721)
                                                               ========
Statutory surplus as presented herein                          $442,381
State prescribed practices:
   Deferred taxes                                                 6,081
State permitted practices                                            --
                                                               --------
Statutory surplus, NAIC SAP                                    $448,462
                                                               ========


INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the 1993 reinsurance agreement described earlier were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $2,994, $718, and $261, respectively, with respect to such practices.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 6) are returned to MONY at the time of realization pursuant to the agreement.

PREMIUMS

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to
8.50 percent and mortality rates, where appropriate, from a variety of tables.


Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles No. 50, "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.


Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

SEPARATE ACCOUNTS

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan.
0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)



However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.


2.   ACCOUNTING CHANGES


The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that decreased capital and surplus, of $1,365 as of January 1, 2001. This amount included the release of mortgage loan prepayment fees from IMR of $1,069 and the elimination of the cost of collection liability of $96 offset by the release of mortgage loan origination fees of $772 and bond writedowns of $1,758.


3.   CAPITAL STRUCTURE


During 2001, the Company exchanged 3,534 shares of its common stock with 44,175 shares of preferred stock. The par value of the preferred stock is $10 per share and is non-voting. The liquidation value is equal to par value plus the additional paid-in capital at the time of issuance. Holders of the preferred shares shall be entitled to a 6% non-cumulative dividend.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



4.   FAIR VALUES OF FINANCIAL INSTRUMENTS


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.



        Investment Securities: Fair values for bonds (including redeemable preferred stocks) are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common and preferred stocks are based on quoted market prices.



        Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.



        Interest Rate Swaps: Estimated fair values of interest rate swaps are based upon the pricing differential for similar swap agreements.



        Short-Term Notes Receivable from Affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.



        Separate Account Assets: The fair values of separate account assets are based on quoted market prices.


        Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

        Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



4.   FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)



The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:


                                                                           DECEMBER 31
                                                               2001                            2000
                                                    --------------------------      --------------------------
                                                     CARRYING                        CARRYING
                                                      AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                                    ----------------------------------------------------------
ADMITTED ASSETS:
Cash and short-term investments                     $  148,906      $  148,906      $   43,219      $   43,219
Bonds                                                4,403,548       4,471,576       3,965,483       3,964,478
Preferred stocks                                         4,207           4,146           6,789           6,392
Common stocks                                          177,659         177,659         129,090         129,090
Mortgage loans on real estate                          439,685         467,958         431,456         445,913
Policy loans                                            13,440          13,440           3,205           3,205
Short-term notes receivable from affiliates             71,300          71,300         134,200         134,200
Other invested assets -- interest rate swap                 34          10,633              60           4,542
Separate account assets                              6,507,715       6,516,581       6,875,525       6,879,791
LIABILITIES:
Investment contract liabilities                      4,167,351       4,146,920       3,961,798       3,879,546
Separate account annuity liabilities                 6,372,829       6,363,288       6,809,171       6,787,863


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



5.   INVESTMENTS


The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:


                                                                   GROSS        GROSS      ESTIMATED
                                                     CARRYING    UNREALIZED   UNREALIZED      FAIR
                                                      AMOUNT       GAINS        LOSSES       VALUE
                                                    -------------------------------------------------
DECEMBER 31, 2001
Bonds:
   United States Government and agencies            $   99,676    $  2,593     $   389     $  101,880
   State, municipal and other government               132,683       4,504         377        136,810
   Public utilities                                    376,928      10,765       3,403        384,290
   Industrial and miscellaneous                      2,671,045      88,595      46,039      2,713,601
   Mortgage-backed and asset-backed securities       1,123,216      24,414      12,635      1,134,995
                                                    -------------------------------------------------
                                                     4,403,548     130,871      62,843      4,471,576
Preferred stocks                                         4,207           8          69          4,146
                                                    -------------------------------------------------
                                                    $4,407,755    $130,879     $62,912     $4,475,722
                                                    =================================================
DECEMBER 31, 2000
Bonds:
   United States Government and agencies            $   53,976    $  1,366     $   274     $   55,068
   State, municipal and other government                98,723       2,014         937         99,800
   Public utilities                                    372,580       7,667       5,711        374,536
   Industrial and miscellaneous                      2,121,814      33,703      50,617      2,104,900
   Mortgage-backed and asset-backed securities       1,318,390      25,584      13,800      1,330,174
                                                    -------------------------------------------------
                                                     3,965,483      70,334      71,339      3,964,478
Preferred stocks                                         6,789          --         397          6,392
                                                    -------------------------------------------------
                                                    $3,972,272    $ 70,334     $71,736     $3,970,870
                                                    =================================================


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



5.   INVESTMENTS--(CONTINUED)



The carrying amounts and estimated fair values of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                ESTIMATED
                                                                 CARRYING          FAIR
                                                                  AMOUNT          VALUE
                                                                --------------------------
Due in one year or less                                         $  290,072      $  294,896
Due after one year through five years                            2,010,619       2,058,070
Due after five years through ten years                             683,054         681,013
Due after ten years                                                296,587         302,602
                                                                --------------------------
                                                                 3,280,332       3,336,581
Mortgage-backed and asset-backed securities                      1,123,216       1,134,995
                                                                --------------------------
                                                                $4,403,548      $4,471,576
                                                                ==========================

A detail of net investment income is presented below:


                                                                       YEAR ENDED DECEMBER 31
                                                                  2001          2000          1999
                                                                ------------------------------------
Interest on bonds and notes                                     $308,043      $291,370      $290,534
Mortgage loans on real estate                                     35,193        35,501        34,863
Real estate                                                          194           709         7,176
Dividends on common and preferred stocks                             823            --            --
Interest on policy loans                                             746           189            49
Derivative instruments                                             4,864           550        (2,600)
Other investment income                                            7,640        11,268         9,139
                                                                ------------------------------------
Gross investment income                                          357,503       339,587       339,161
Less investment expenses                                           8,800         8,869        14,112
                                                                ------------------------------------
Net investment income                                           $348,703      $330,718      $325,049
                                                                ====================================


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



5.   INVESTMENTS--(CONTINUED)



Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

                                                                          YEAR ENDED DECEMBER 31
                                                                   2001            2000            1999
                                                                ------------------------------------------
Proceeds                                                        $2,865,488      $1,602,375      $1,843,152
                                                                ==========================================
Gross realized gains                                            $   25,118      $    6,526      $   11,207
Gross realized losses                                              (58,306)        (28,546)        (22,545)
                                                                ------------------------------------------
Net realized gains (losses)                                     $  (33,188)     $  (22,020)     $  (11,338)
                                                                ==========================================

Gross realized losses include $40,103 related to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2001, investments with an aggregate carrying amount of $4,364 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:


                                                                              REALIZED
                                                                ------------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                                                  2001          2000          1999
                                                                ------------------------------------
Bonds                                                           $(33,188)     $(22,020)     $(11,338)
Common stocks                                                    (34,553)           --            --
Preferred stocks                                                    (207)           --            --
Short-term investments                                                (2)           --           373
Mortgage loans on real estate                                     (1,489)          209         1,161
Real estate                                                           (2)        1,690         2,463
Other invested assets                                               (726)          (81)        9,407
                                                                ------------------------------------
                                                                 (70,167)      (20,202)        2,066
Federal income tax effect                                          6,793         5,313         3,474
Transfer (to) from interest maintenance reserve                  (11,078)       15,912         5,931
                                                                ------------------------------------
Net realized capital gains (losses) on investments              $(74,452)     $  1,023      $ 11,471
                                                                ====================================


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



5.   INVESTMENTS--(CONTINUED)




                                                                     CHANGES IN UNREALIZED
                                                                --------------------------------
                                                                     YEAR ENDED DECEMBER 31
                                                                 2001        2000         1999
                                                                --------------------------------
Debt securities                                                 $ (418)     $(1,302)     $(2,065)
Common stock                                                     3,458          773           --
Mortgage loans on real estate                                     (288)         (11)        (560)
Other invested assets                                             (302)          --           --
Derivative instruments                                              --           --          (41)
                                                                --------------------------------
Change in net unrealized capital gains/losses                   $2,450      $  (540)     $(2,666)
                                                                ================================


Gross unrealized gains (losses) in common stocks were as follows:

                                                                    DECEMBER 31
                                                                 2001         2000
                                                                --------------------
Unrealized gains                                                $12,812      $ 3,632
Unrealized losses                                                (8,593)      (2,871)
                                                                --------------------
Net unrealized gains                                            $ 4,219      $   761
                                                                ====================

During 2001, the Company issued mortgage loans with interest rates ranging from 6.4% to 8.5%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 78%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2001, the Company had mortgage loans with a carrying value of $824 with interest more than 180 days overdue. Total interest overdue on the loans was $63.

During 2001, 2000, and 1999, there were $-0-, $-0-, and $17,959, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 2001 and 2000, the Company held a

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



5.   INVESTMENTS--(CONTINUED)



mortgage loan loss reserve in the AVR of $31,221 and $34,607, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


GEOGRAPHIC DISTRIBUTION               DECEMBER 31
-----------------------             2001       2000
---------------------------------------------------
South Atlantic                       31%        31%
E. North Central                     16         12
Pacific                              13         15
Mid-Atlantic                         11         12
Mountain                             10         11
W. South Central                     10         10
New England                           4          3
W. North Central                      3          3
E. South Central                      2          3



PROPERTY TYPE DISTRIBUTION            DECEMBER 31
--------------------------          2001       2000
---------------------------------------------------
Office                               35%        35%
Retail                               22         21
Industrial                           22         20
Medical                               7         10
Agricultural                          7          8
Apartment                             4          5
Other                                 3          1


The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:


                                                                NOTIONAL AMOUNT
                                                              -------------------
                                                                  DECEMBER 31
                                                                2001       2000
                                                              -------------------
Derivative securities:
  Interest rate swaps:
     Receive fixed -- pay floating                            $224,700   $212,188
     Receive floating -- pay fixed                              61,090     55,000


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



6.   REINSURANCE


The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                                                          YEAR ENDED DECEMBER 31
                                                                   2001            2000            1999
                                                                ------------------------------------------
Direct premiums                                                 $1,544,041      $1,601,477      $1,548,392
Reinsurance assumed                                                467,764           4,504           8,301
Reinsurance ceded                                                 (352,240)         (2,388)         (2,678)
                                                                ------------------------------------------
Net premiums earned                                             $1,659,565      $1,603,593      $1,554,015
                                                                ==========================================

The Company received reinsurance recoveries in the amounts of $39,901, $2,900, and $2,983 during 2001, 2000, and 1999, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $467,111 and $91,388, respectively.

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years from the date of closing, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 2001 and 2000, the Company owed MONY $25,899 and $28,377, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature nine years from the date of closing.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the
0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



6.   REINSURANCE--(CONTINUED)



business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2001 was $1,428.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus.


7.   INCOME TAXES


For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:


                                                                      YEAR ENDED DECEMBER 31
                                                                 2001         2000          1999
                                                                ----------------------------------
Income tax expense computed at the federal statutory rate
  (35%).....................................................    $25,642      $29,496      $ 29,043
Deferred acquisition costs -- tax basis.....................        758          554           864
Depreciation................................................          9           25           (11)
Dividends received deduction................................     (4,579)      (3,294)       (3,152)
Investment income items.....................................     (3,020)      (2,688)       (2,110)
Net operating loss carryforward.............................         --           --       (11,389)
Prior year under (over) accrual.............................      3,456       (1,707)         (609)
Reinsurance transactions....................................      2,275           --            --
Tax reserve valuation.......................................     16,281         (189)         (794)
All other adjustments.......................................       (290)      (1,484)       (3,866)
                                                                ----------------------------------
Federal income tax expense..................................    $40,532      $20,713      $  7,976
                                                                ----------------------------------
                                                                ----------------------------------


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



7.   INCOME TAXES--(CONTINUED)



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in
Note 5 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 2001). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company utilized a net operating loss carryforward of $32,539 in the 1999 consolidated tax return.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination of 1996 and 1997 is currently in process.


8.   POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



8.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:


                                                                              DECEMBER 31
                                                                  2001                           2000
                                                        -------------------------      -------------------------
                                                                         PERCENT                        PERCENT
                                                          AMOUNT         OF TOTAL        AMOUNT         OF TOTAL
                                                        --------------------------------------------------------
Subject to discretionary withdrawal with market
  value adjustment                                      $ 1,189,014         11%        $ 1,001,674          9%
Subject to discretionary withdrawal at book value
  less surrender charge                                   1,053,472         10           1,021,799         10
Subject to discretionary withdrawal at market value       3,868,695         37           4,248,191         39
Subject to discretionary withdrawal at book value
  (minimal or no charges or adjustments)                  2,171,750         20           2,166,625         20
Not subject to discretionary withdrawal                   2,338,240         22           2,427,496         22
                                                        -------------------------      -------------------------
                                                         10,621,171        100%         10,865,785        100%
                                                                           ===                            ===
Less reinsurance ceded                                       77,057                         90,006
                                                        -----------                    -----------
Total policy reserves on annuities and deposit fund
  liabilities                                           $10,544,114                    $10,775,779
                                                        ===========                    ===========


Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2001, 2000 and 1999 is as follows:


                                                           GUARANTEED   NON-GUARANTEED
                                                            SEPARATE       SEPARATE
                                                            ACCOUNT        ACCOUNT         TOTAL
                                                           ----------------------------------------
Premiums, deposits and other considerations for the year
   ended December 31, 2001                                 $  142,549     $  912,082     $1,054,631
                                                           ========================================
Reserves at December 31, 2001 for separate accounts with
   assets at:
   Fair value                                              $2,075,015     $3,698,038     $5,773,053
   Amortized cost                                             603,563             --        603,563
                                                           ----------------------------------------
Total                                                      $2,678,578     $3,698,038     $6,376,616
                                                           ========================================


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



8.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)




                                                           GUARANTEED   NON-GUARANTEED
                                                            SEPARATE       SEPARATE
                                                            ACCOUNT        ACCOUNT         TOTAL
                                                           ----------------------------------------
Premiums, deposits and other considerations for the year
   ended December 31, 2000                                 $  107,736     $  946,851     $1,054,587
                                                           ========================================
Reserves at December 31, 2000 for separate accounts with
   assets at:
   Fair value                                              $2,128,266     $4,123,157     $6,251,423
   Amortized cost                                             561,167             --        561,167
                                                           ----------------------------------------
Total                                                      $2,689,433     $4,123,157     $6,812,590
                                                           ========================================
Premiums, deposits and other considerations for the year
   ended December 31, 1999                                 $  205,834     $1,002,770     $1,208,604
                                                           ========================================
Reserves at December 31, 1999 for separate accounts with
   assets at:
   Fair value                                              $1,925,973     $4,310,332     $6,236,305
   Amortized cost                                             562,682             --        562,682
                                                           ----------------------------------------
Total                                                      $2,488,655     $4,310,332     $6,798,987
                                                           ========================================


There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:


                                                             GUARANTEED      NON-GUARANTEED
                                                              SEPARATE          SEPARATE
                                                              ACCOUNT           ACCOUNT            TOTAL
                                                             ----------------------------------------------
DECEMBER 31, 2001
Subject to discretionary withdrawal with market value
   adjustment                                                $  394,054        $       --        $  394,054
Subject to discretionary withdrawal at book value less
   surrender charge                                             209,509                --           209,509
Subject to discretionary withdrawal at market value             176,291         3,698,038         3,874,329
Not subject to discretionary withdrawal                       1,898,724                --         1,898,724
                                                             ----------------------------------------------
                                                             $2,678,578        $3,698,038        $6,376,616
                                                             ==============================================


0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



8.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)




                                                             GUARANTEED      NON-GUARANTEED
                                                              SEPARATE          SEPARATE
                                                              ACCOUNT           ACCOUNT            TOTAL
                                                             ----------------------------------------------
DECEMBER 31, 2000
Subject to discretionary withdrawal with market value
  adjustment                                                 $  351,352        $       --        $  351,352
Subject to discretionary withdrawal at book value less
  surrender charge                                              209,815                --           209,815
Subject to discretionary withdrawal at market value             128,454         4,123,157         4,251,611
Not subject to discretionary withdrawal                       1,999,812                --         1,999,812
                                                             ----------------------------------------------
                                                             $2,689,433        $4,123,157        $6,812,590
                                                             ==============================================


A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                    YEAR ENDED DECEMBER 31
                                                               2001          2000         1999
                                                            --------------------------------------
Transfers as reported in the summary of operations of the
   separate accounts annual statement:
      Transfers to separate accounts                        $ 1,054,653   $1,046,503   $ 1,207,636
      Transfers from separate accounts                       (1,042,802)    (978,630)   (1,290,346)
                                                            --------------------------------------
Net transfers to (from) separate accounts                        11,851       67,873       (82,710)
Other adjustments                                                (2,302)       1,853         3,240
                                                            --------------------------------------
Net transfers as set forth herein                           $     9,549   $   69,726   $   (79,470)
                                                            ======================================

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



8.   POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)


premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:


                                                                 GROSS        LOADING         NET
                                                                ------------------------------------
DECEMBER 31, 2001
Life and annuity:
  Ordinary direct first year business                           $  7,909      $  608       $   7,301
  Ordinary direct renewal business                                60,208       1,036          59,172
  Group life direct business                                         769         297             472
  Credit life                                                        104          --             104
  Reinsurance ceded                                               (8,342)         --          (8,342)
                                                                ------------------------------------
                                                                  60,648       1,941          58,707
Accident and health:
  Direct                                                          29,461          --          29,461
  Reinsurance ceded                                              (36,191)         --         (36,191)
                                                                ------------------------------------
Total accident and health                                         (6,730)         --          (6,730)
                                                                ------------------------------------
                                                                $ 53,918      $1,941       $  51,977
                                                                ====================================
DECEMBER 31, 2000
Life and annuity:
  Ordinary direct first year business                           $    514      $  375       $     139
  Ordinary direct renewal business                                 6,266       1,037           5,229
  Group life direct business                                         891         362             529
  Credit life                                                         84          --              84
  Reinsurance ceded                                                  (15)         --             (15)
                                                                ------------------------------------
                                                                   7,740       1,774           5,966
Accident and health:
  Direct                                                             534          --             534
  Reinsurance ceded                                                  (61)         --             (61)
                                                                ------------------------------------
Total accident and health                                            473          --             473
                                                                ------------------------------------
                                                                $  8,213      $1,774       $   6,439
                                                                ====================================


At December 31, 2001 and 2000, the Company had insurance in force aggregating $20,743,481 and $387,310, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $16,692 and $1,175 to cover these deficiencies at December 31, 2001 and 2000, respectively.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



9.   CAPITAL AND SURPLUS


Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities is $44,238.


10.   SECURITIES LENDING


The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2001 and 2000, the value of securities loaned amounted to $181,782 and $95,382, respectively.


11.   RETIREMENT AND COMPENSATION PLANS


The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2001, 2000, and 1999 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.
0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



11.   RETIREMENT AND COMPENSATION PLANS--(CONTINUED)



Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $-0-, $8, and $10 of expense for the years ended December 31, 2001, 2000, and 1999, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was negligible for each of the years ended December 31, 2001, 2000, and 1999.


12.   RELATED PARTY TRANSACTIONS


In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $6,725, $6,095, and $6,940, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2001, 2000, and 1999, the Company paid net interest of $335, $510, and $485, respectively, to affiliates.


13.   COMMITMENTS AND CONTINGENCIES


The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $546,598 and $233,347 at December 31, 2001 and 2000, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with 0110-0237840

                       AUSA Life Insurance Company, Inc.

                               December 31, 2001


                 (Dollars in Thousands, Except per Share Data)



13.   COMMITMENTS AND CONTINGENCIES--(CONTINUED)



interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $65,099 and $65,319, respectively, in conjunction with these transactions.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see
Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $(415), $48, and $46 for the years ended December 31, 2001, 2000, and 1999, respectively.


14.   MANAGING GENERAL AGENTS


For the year ended December 31, 2001 and 2000, the Company had $32,773 and $44,100, respectively, of direct premiums written by managing general agents. 0110-0237840

                       AUSA Life Insurance Company, Inc.


                      Summary of Investments -- Other Than

                         Investments in Related Parties

                             (Dollars in Thousands)


                               December 31, 2001


SCHEDULE I



                                                                                                AMOUNT AT
                                                                                                  WHICH
                                                                                              SHOWN IN THE
TYPE OF INVESTMENT                                             COST(1)        FAIR VALUE      BALANCE SHEET
-----------------------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
   United States Government and government agencies
      and authorities                                         $   99,928      $  102,149       $   99,928
   States, municipalities and political subdivisions             334,896         338,623          334,896
   Foreign governments                                            89,661          92,584           89,661
   Public utilities                                              376,928         384,290          376,928
   All other corporate bonds                                   3,502,135       3,553,930        3,502,135
Preferred stock                                                    4,207           4,146            4,207
                                                              ---------------------------------------------
Total fixed maturities                                         4,407,755       4,475,722        4,407,755
EQUITY SECURITIES
Common stocks:
   Industrial, miscellaneous and all other                       181,282         177,659          177,659
                                                              ---------------------------------------------
Total equity securities                                          181,282         177,659          177,659
Mortgage loans on real estate                                    439,685                          439,685
Real estate                                                        1,009                            1,009
Policy loans                                                      13,440                           13,440
Other invested assets                                             19,504                           19,504
Cash and short-term investments                                  148,906                          148,906
                                                              ----------                       ----------
Total investments                                             $5,211,581                       $5,207,958
                                                              ==========                       ==========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                      Supplementary Insurance Information

                             (Dollars in Thousands)



SCHEDULE III



                                                                                               BENEFITS,
                                                                                                 CLAIMS
                            FUTURE POLICY              POLICY AND                    NET       LOSSES AND     OTHER
                            BENEFITS AND    UNEARNED    CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING
                              EXPENSES      PREMIUMS   LIABILITIES    REVENUE      INCOME*      EXPENSES    EXPENSES
                            -----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
  2001
Individual life              $  372,398      $   --      $66,191     $  140,874    $ 31,879    $  114,650   $ 71,775
Individual health                10,109       3,445        1,316         16,925       1,130        12,769      4,723
Group life and health             6,566       1,346       10,806         28,620         575        22,970     13,959
Annuity                       4,039,430          --           --      1,473,146     315,119     1,678,431     92,545
                            -----------------------------------------------------------------------------------------
                             $4,428,503      $4,791      $78,313     $1,659,565    $348,703    $1,828,820   $183,002
                            -----------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------
YEAR ENDED
   DECEMBER 31, 2000
Individual life              $  157,018      $   --      $ 2,760     $   40,543    $ 18,001    $   30,331   $  7,926
Individual health                10,295       3,540        4,179         17,032       1,378        10,534      5,268
Group life and health             5,090         928        4,405         16,818         796        12,352      4,241
Annuity                         686,560          --            5      1,529,200     310,543     1,679,412     91,732
                            -----------------------------------------------------------------------------------------
                             $  858,963      $4,468      $11,349     $1,603,593    $330,718    $1,732,629   $109,167
                            -----------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------
YEAR ENDED
   DECEMBER 31, 1999
Individual life              $  134,505      $   --      $ 4,137     $   44,556    $ 18,835    $   42,058   $  4,616
Individual health                10,504       3,245        4,721         18,313       1,178        10,135      5,444
Group life and health             5,574         751        4,331         15,155         631        10,921      3,732
Annuity                         796,401          --            5      1,475,991     304,405     1,764,227     96,327
                            -----------------------------------------------------------------------------------------
                             $  946,984      $3,996      $13,194     $1,554,015    $325,049    $1,827,341   $110,119
                            -----------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

0110-0237840

                       AUSA Life Insurance Company, Inc.

                                  Reinsurance

                             (Dollars in Thousands)



SCHEDULE IV



                                                                         ASSUMED                      PERCENTAGE OF
                                                         CEDED TO          FROM                          AMOUNT
                                           GROSS          OTHER           OTHER            NET           ASSUMED
                                           AMOUNT       COMPANIES       COMPANIES        AMOUNT          TO NET
                                         --------------------------------------------------------------------------
YEAR ENDED
   DECEMBER 31, 2001
Life insurance in force                  $2,646,826    $130,478,557    $196,232,341    $68,400,610        286.9%
                                         ==========================================================================
Premiums:
   Individual life                       $   37,338    $    298,368    $    401,904    $   140,874        285.3%
   Individual health                         16,624             196             497         16,925          2.9
   Group life and health                     81,304          53,202          63,518         28,620        221.9
   Annuity                                1,471,775             474           1,845      1,473,146           .1
                                         --------------------------------------------------------------------------
                                         $1,544,041    $    352,240    $    467,764    $ 1,659,565         28.2%
                                         ==========================================================================
YEAR ENDED
   DECEMBER 31, 2000
Life insurance in force                  $2,445,468    $     68,370    $    314,257    $ 2,691,355         11.7%
                                         ==========================================================================
Premiums:
   Individual life                       $   38,889    $        613    $      2,267    $    40,543          5.6%
   Individual health                         16,675             209             566         17,032          3.3
   Group life and health                     17,827           1,039              30         16,818          0.2
   Annuity                                1,528,086             527           1,641      1,529,200          0.1
                                         --------------------------------------------------------------------------
                                         $1,601,477    $      2,388    $      4,504    $ 1,603,593          0.3%
                                         ==========================================================================
YEAR ENDED
   DECEMBER 31, 1999
Life insurance in force                  $1,961,414    $     46,900    $    356,083    $ 2,270,597         15.7%
                                         ==========================================================================
Premiums:
   Individual life                       $   42,163    $        565    $      2,958    $    44,556          6.6%
   Individual health                         17,912             182             583         18,313          3.2
  Group life and health                      16,176             882            (139)        15,155         (0.9)
   Annuity                                1,472,141           1,049           4,899      1,475,991          0.3
                                         --------------------------------------------------------------------------
                                         $1,548,392    $      2,678    $      8,301    $ 1,554,015          0.5%
                                         ==========================================================================


0110-0237840

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.


                REPRESENTATION PURSUANT TO SECTION 26(F) (2) (A)


         AUSA Life Insurance Company, Inc. ("AUSA Life") hereby represents that the fees and charges deducted under the AUSA Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AUSA Life.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the New York Law, the Articles of Incorporation of AUSA Life and the Amended and Restated By-Laws of AUSA Life whereby AUSA Life may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                        NEW YORK BUSINESS CORPORATION LAW

SECTION 722. AUTHORIZATION FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                           AMENDED AND RESTATED BYLAWS

                                   ARTICLE II

                          DIRECTORS AND THEIR MEETINGS

         SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     The facing sheet


     The Prospectus, consisting of 162 pages

     The undertaking to file reports

     Representation pursuant to Section 26(f)(2)(A)

     Statement with respect to indemnification

     Rule 484 undertaking

     The signatures

Written consent of the following persons:

     (a) Sutherland Asbill & Brennan LLP

     (b) Ernst & Young LLP


The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

     A.  (1)      Resolution of the Board of Directors of AUSA Life
                  establishing the Series Account (1)

         (2)      Not Applicable

         (3)      Distribution of Policies:

              (a) Participation Agreement Among AUSA Life Insurance Company,
                  Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (3)

              (b) Master Service and Distribution Compliance Agreement (6)

              (c) Amendment to Master Service and Distribution Compliance
                  Agreement (5)

              (d) Form of Broker/Dealer Supervisory and Service Agreement (5)

              (e) Principal Underwriting Agreement (5)

              (f) First Amendment to Principal Underwriting Agreement (5)

              (g) Participation Agreement Among Variable Insurance Products
                  Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (8)

              (h) Participation Agreement Among Variable Insurance Products Fund
                  II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (8)

              (i) Participation Agreement Among Variable Insurance Products Fund
                  III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (8)

              (j) Second Amendment to Participation Agreement Among Variable
                  Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (9)

              (k) Second Amendment to Participation Agreement Among Variable
                  Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (9)

              (l) Second Amendment to Participation Agreement Among Variable
                  Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (9)

              (m) Third Amendment to Participation Agreement Among Variable
                  Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001(11)

              (n) See Exhibit 1.A.(3)(b)(ii)

         (4)      Not Applicable

         (5)  (a) Specimen Flexible Premium Variable Life Insurance Policy (9)

              (b) Children's Insurance Rider (2) (c) Disability Waiver Rider (2)

              (d) Accidental Death Benefit Rider (2)

              (e) Primary Insured Rider (9)

              (f) Other Insured Rider (9)

              (g) Terminal Illness Accelerated Death Benefit Rider (2)

              (h) Endorsement - Asset Rebalancing (2)

              (i) Endorsement - Dollar Cost Averaging (2)

         (6)  (a) Certificate of Incorporation of AUSA Life (1)

              (b) Amended and Restated By-Laws of AUSA Life (1)

         (7)      Not Applicable

         (8)      Not Applicable

(9)      Not Applicable

(10)     Application for Flexible Premium Variable Life Insurance Policy (9)

(11)     Memorandum describing issuance, transfer and redemption procedures (11)

(12)     Example Hypothetical Illustrations

2.   See Exhibit 1.A.

3. Opinion of Counsel as to the legality of the securities being registered(11)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.   Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered(11)

7.   Consent of Robert F. Colby, Esq.(11)

8.   Consent of Sutherland Asbill & Brennan LLP

9.   Consent of Ernst & Young LLP

10.  Powers of Attorney(10)

11.  Power of Attorney for Mark W. Mullin


----------------------------------------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2) This exhibit was previously filed on Initial Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(3) This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(4) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 24, 1998 (File No. 333-38343) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(6) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(7) This exhibit was previously filed on Post-Effective Amendment No. 2 to Form S-6 Registration Statement dated April 21, 2000 (File No. 333-38343) and is incorporated herein by reference.

(8) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(9) This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(10) This exhibit was previously filed on Initial Registration Statement to Form N-4 Registration Statement dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.

(11) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, AUSA Series Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on the 12th day of April, 2002.

(SEAL)                                     AUSA SERIES LIFE ACCOUNT
                                           ------------------------------------
                                                  Registrant

                                           AUSA LIFE INSURANCE COMPANY, INC.
                                           ------------------------------------
                                                   Depositor

ATTEST:

 /s/ PRISCILLA I. HECHLER                  By: /s/ TOM A. SCHLOSSBERG
---------------------------------             ---------------------------------
Priscilla I. Hechler                           Tom A. Schlossberg
Assistant Vice President and                   Chairman of the Board
Assistant Secretary                            and President*


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE AND TITLE                                          DATE
     -------------------                                          ----

/s/ TOM A. SCHLOSSBERG                                       April 12, 2002
-------------------------------------------
Tom A. Schlossberg
Chairman of the Board and President*


/s/ WILLIAM BROWN, JR.                                       April 12, 2002
-------------------------------------------
William Brown, Jr., Director*


/s/ MARK W. MULLIN                                           April 12, 2002
-------------------------------------------
Mark W. Mullin, Director*


/s/ WILLIAM L. BUSLER                                        April 12, 2002
-------------------------------------------
William L. Busler, Director and Senior
Vice President*


/s/ STEVEN E. FRUSHTICK                                      April 12, 2002
-------------------------------------------
Steven E. Frushtick, Director*


/s/ MARC ABRAHMS                                             April 12, 2002
-------------------------------------------
Marc Abrahms, Director*

     SIGNATURE AND TITLE                                          DATE
     -------------------                                          ----


/s/ PETER P. POST                                            April 12, 2002
-------------------------------------------
Peter P. Post, Director*


/s/ COR H. VERHAGEN                                          April 12, 2002
-------------------------------------------
Cor H. Verhagen, Director*


/s/ E. KIRBY WARREN                                          April 12, 2002
-------------------------------------------
E. Kirby Warren, Director*


/s/ COLETTE F. VARGAS                                        April 12, 2002
-------------------------------------------
Colette F. Vargas, Director
and Chief Actuary*


/s/ JAMES T. BYRNE, JR.                                      April 12, 2002
-------------------------------------------
James T. Byrne, Jr., Director*


/s/ ROBERT F. COLBY                                          April 12, 2002
-------------------------------------------
Robert F. Colby, Director, Vice
President, Assistant Secretary and Counsel*


/s/ ROBERT S. RUBINSTEIN                                     April 12, 2002
-------------------------------------------
Robert S. Rubinstein, Director, Vice
President and Assistant Secretary*


/s/ BRENDA CLANCY                                            April 12, 2002
-------------------------------------------
Brenda Clancy, Treasurer*



*   /s/ PRISCILLA I. HECHLER
   ----------------------------------------
   Signed by Priscilla I. Hechler
   as Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
  NO.                    OF EXHIBIT
------                   ----------

1.A.(12)        Example Hypothetical Illustrations

8.              Consent of Sutherland Asbill & Brennan LLP

9.              Consent of Ernst & Young LLP

11.             Power of Attorney for Mark W. Mullin